As filed with the Securities and Exchange Commission on January 9, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR
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burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW,
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under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

ANNUAL REPORT
OCTOBER 31, 2003


[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
INCOME FUNDS


INVESTOR CLASS SHARES

TRUST CLASS SHARES

CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                                         2

PORTFOLIO COMMENTARY/ GROWTH OF A DOLLAR CHARTS
Limited Maturity Bond Fund                                4
High Income Bond Fund                                     6
Municipal Securities Trust                                8
Municipal Money Fund                                     10
Cash Reserves                                            11
Government Money Fund                                    12

SCHEDULE OF INVESTMENTS
Cash Reserves                                            15
Government Money Fund                                    17
High Income Bond Fund                                    18
Limited Maturity Bond Fund                               24
Municipal Money Fund                                     27
Municipal Securities Trust                               35

FINANCIAL STATEMENTS                                     40

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Cash Reserves                                            56
Government Money Fund                                    57
High Income Bond Fund                                    58
Limited Maturity Bond Fund                               59
Municipal Money Fund                                     60
Municipal Securities Trust                               61

REPORT OF INDEPENDENT AUDITORS                           64

DIRECTORY                                                65

TRUSTEES AND OFFICERS                                    66

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2003 Neuberger Berman Management Inc. All rights reserved.

[PHOTO OF PETER SUNDMAN]

CHAIRMAN'S LETTER

Dear Fellow Shareholder,

After a three-year bull market in bonds, we entered fiscal 2003 in a somewhat cautious frame of mind. The economy appeared to have bottomed, and although leading economic indices were mixed, we recognized the potential for an economic recovery vigorous enough to put upward pressure on interest rates and downward pressure on bond prices.

Throughout the first half of the fiscal year, bonds bounced around in response to mixed signals on the economy. Behaving quite normally, bonds rallied on bad news and retreated on good news. Then in the summer, bonds sailed into "a perfect storm." The stock market, which began advancing in mid-March, started siphoning more money out of the bond market. More consistently encouraging economic news caused interest rates to spike. Finally, the U.S. Treasury announced it would substantially increase the issuance of bonds to help finance the growing federal budget deficit. Increasing supply combined with softening demand put pressure on Treasuries prices. All these forces converged in July and bonds had their worst single month since 1981. Although bonds rebounded in August and September, they fell again in October, as more good economic news was released.

In this environment, corporate bonds, especially high-yield corporates, outperformed all other sectors. Like all fixed-income securities, corporate bonds are subject to interest rate risk. However, in the early stages of economic recoveries, corporates benefit as credit quality improves along with the economy. Although credit spreads (the spread between higher-and lower-rated bonds) narrowed considerably in fiscal 2003, corporate bonds maintained a meaningful yield advantage over Treasuries.

Looking back, our caution was clearly warranted. The conservative strategies we employed helped preserve shareholder capital during the summer months when bond market volatility punished more aggressive investors. I am pleased to report that all of our fixed-income funds had shortened their portfolio duration (the standard measure of interest rate risk) in time to reduce the damage inflicted when interest rates spiked in July.

                                               NEUBERGER BERMAN OCTOBER 31, 2003

Looking ahead, we believe there are good reasons to remain cautious. Calendar third-quarter Gross Domestic Product (GDP) growth came in at a phenomenally strong 8.2% and fourth-quarter GDP growth may also be impressive. At issue is how vibrant the economy will be in 2004. The economic optimists believe consumer spending will remain strong as more Americans come back to work, and that capital spending, which has been trending higher, will accelerate. The pessimists argue that strong growth in third and fourth quarter 2003 is simply the result of rebuilding inventories, which were drawn down to historically low levels in the second quarter. They believe that consumer spending, which has been fueled by mortgage refinancing and tax cuts, will fall off in the year ahead as rising mortgage rates put an end to the refinancing boom and soaring federal budget deficits prevent additional tax relief. The pessimists also point to excess capacity in many industries limiting a capital spending rebound.

We understand that the financial markets are largely unpredictable, and therefore, with an eye toward capital preservation, we strive to build fixed-income portfolios with the most favorable risk/reward characteristics. Put another way, we always look both ways, down and up, before we make investment decisions. Whether it be adjusting our portfolios' duration to stay on the right side of interest rate trends, altering sector allocation as fundamentals shift, or evaluating individual securities, our goal is to protect our shareholders' hard earned money.

In closing, following three great years for bonds, returns were more modest in fiscal 2003. We are pleased that all our fixed-income portfolios generated positive total returns. We believe bonds play a beneficial role for all investors, by providing income and portfolio stability throughout the increasingly volatile financial market cycles.

Sincerely,


     /s/ Peter Sundman

       PETER SUNDMAN
   CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS

LIMITED MATURITY BOND FUND Portfolio Commentary

In the year ending October 31, 2003, Neuberger Berman Limited Maturity Bond Fund Investor Class returned 3.23%, and the Neuberger Berman Limited Maturity Bond Fund Trust Class returned 3.00%, outperforming the Merrill Lynch 1-3 Year Treasury Index benchmark, which returned 2.01%.

Sector allocation, security selection and duration management were important factors in achieving these results. At the beginning of fiscal 2003, the portfolio had a relatively conservative duration of 1.7 years, reflecting our recognition that low interest rates provide a thin cushion to offset falling security prices in a rising interest rate environment. We began shortening duration in the first quarter of 2003, in response to more consistently positive economic news, and hit a duration low of 1.2 years in July 2003. This helped us limit losses in July, the worst month for bonds since December 1981, as measured by the Lehman Brothers U.S. Aggregate Index. At the close of this reporting period, portfolio duration was 1.4 years, an indication that we are still concerned about interest rate risk and determined to preserve shareholder capital if interest rates trend higher in the year ahead.

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                            INVESTOR CLASS   TRUST CLASS(6)   MERRILL LYNCH 1-3 YEAR
                                                                      TREASURY INDEX
1 YEAR                                3.23%            3.00%                    2.01%
5 YEAR                                4.89%            4.77%                    5.32%
10 YEAR                               5.00%            4.90%                    5.66%
LIFE OF FUND(3)                       6.25%            6.20%                    6.77%
------------------------------------------------------------------------------------
INCEPTION DATE                  06/09/1986       08/30/1993

[CHART]

COMPARISON OF A $10,000 INVESTMENT

           INVESTOR CLASS   MERRILL LYNCH 1-3 YEAR TREASURY INDEX
1993          $ 10,000                  $ 10,000
1994          $ 10,012                  $ 10,119
1995          $ 10,846                  $ 11,024
1996          $ 11,436                  $ 11,676
1997          $ 12,232                  $ 12,433
1998          $ 12,834                  $ 13,390
1999          $ 13,088                  $ 13,791
2000          $ 13,673                  $ 14,629
2001          $ 15,261                  $ 16,213
2002          $ 15,782                  $ 17,007
2003          $ 16,292                  $ 17,349

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

The 30-day SEC yield of the Investor Class Shares ending 10/31/03 was 1.62%, and the Trust Class Shares was 1.52%.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Limited Maturity Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

We made several advantageous sector allocation moves as well. We increased our allocation to corporate credits from 47.3% of portfolio assets at the end of October 2002 to maintain a weighting close to 50% for the balance of the fiscal year, ending the period at 53.2%. With corporate bonds materially outperforming all other fixed-income sectors in fiscal 2003, we were generously rewarded. Our securities selection in the corporate sector also contributed to returns.

We dramatically reduced our allocation to government agency bonds from 26.2% at the end of March to 9.9% at the end of April and 0% by the end of June. This was done for valuation reasons (agency yields had come down to a level barely above Treasury yields). However, our decision to get out of agencies proved serendipitous as well in that we avoided the sharp sell-off sparked by negative headlines surrounding earnings restatements and management changes at Freddie Mac and a call for more thorough regulatory oversight at both Freddie Mac and Fannie Mae. Although we think the controversy regarding these two powerful forces in the mortgage markets is not necessarily a credit event, we believe that certain agencies may remain under pressure, and therefore, we continue to avoid them.

In the mortgage sector we maintained a fairly modest average weighting of 9.8% during this period. Our allocation to this high quality sector was tempered by the fast prepayment environment spawned by low interest rates. Mortgage returns during fiscal 2003 were positive but lagged other fixed-income sectors. However, with the refinancing boom ending, prepayment risk diminishing and yields well above Treasuries, we believe the mortgage sector is positioned to deliver solid returns going forward.

Looking ahead, we remain cautious. A weakening dollar, an expanding budget deficit, rising commodity prices, a strengthening global economy and a relatively steep yield curve have put us on alert that this period of falling interest rates may be over. If we feel prevailing economic trends justify a reversal of the Fed's current accommodative monetary policy, we will further reduce the portfolio's interest rate exposure so that we can quickly roll over into higher yielding securities.

After recent years' exceptional performance, bond yields have come down substantially and no longer look very exciting relative to the kind of returns stock market investors enjoyed this year. Investors with short memories may quickly forget what bonds did for them during the painful three-year bear market in stocks. We think that would be a big mistake. Bonds can provide income and relative safety of principal -- two important functions in today's highly volatile financial markets.

Sincerely,


   /s/ Ted Giuliano

/s/ Catherine Waterworth
      TED GIULIANO
          AND
   CATHERINE WATERWORTH
  PORTFOLIO CO-MANAGERS

HIGH INCOME BOND FUND Portfolio Commentary

The Neuberger Berman High Income Bond Fund provided consistent performance during the fiscal year ended October 31, 2003, returning 12.14% to investors. The Fund's returns trailed the Lehman Brothers Intermediate Ba U.S. High Yield Index, which posted a return of 20.79% for the period, and the Lipper High Current Yield Fund Index, which returned 30.28%.

We believe that our returns for the period are best understood in the perspective of the Fund's longer-term performance. In fiscal year 2002, when the high-yield market was struggling, the Fund surpassed its benchmarks by 10 and 12 percentage points, respectively. Still, we did not boast about this achievement, believing that our quality-focused, modest-duration portfolio is supposed to outperform in such circumstances. As such, the Fund's corresponding deficit for 2003 should come as no surprise to our investors, since the same factors that help us in a downdraft impede our performance in a full-blown bull market. Over time, we think that our investors have been -- and will continue to be -- well served by our approach. During the current reporting period, we remained true to our investment discipline, staying broadly and evenly invested in the face of record calls and tenders for our holdings -- with borrowers taking advantage of low interest rates to refinance -- and as the assets in the Fund expanded more than three fold.

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                              INVESTOR CLASS(9)      LEHMAN INTERMEDIATE Ba
                                                        US HIGH YIELD INDEX
1 YEAR                                   12.14%                       20.79%
5 YEAR                                    7.43%                        6.49%
10 YEAR                                   7.53%                        7.58%
LIFE OF FUND(3)                           8.38%                        8.36%
---------------------------------------------------------------------------
INCEPTION DATE                       02/01/1992

[CHART]

COMPARISON OF A $10,000 INVESTMENT

          INVESTOR CLASS   LEHMAN INTERMEDIATE Ba US HIGH YIELD INDEX
1993          $ 10,000                  $ 10,000
1994          $ 10,178                  $ 10,205
1995          $ 11,422                  $ 11,807
1996          $ 12,567                  $ 12,993
1997          $ 14,141                  $ 14,543
1998          $ 14,440                  $ 15,165
1999          $ 15,226                  $ 15,689
2000          $ 16,111                  $ 16,326
2001          $ 17,298                  $ 17,806
2002          $ 18,426                  $ 17,191
2003          $ 20,664                  $ 20,764

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

The 30-day SEC yield of the Investor Class Shares was 5.88% for the period ending October 31, 2003.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the High Income Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

The surge in the overall high-yield securities market can be attributed primarily to positive investor reaction to the historically wide yield spread opportunities available through much of the year. During the first half of fiscal 2003, gains came in spite of continued economic weakness, geopolitical turmoil and corporate governance concerns. A combination of heightened investor interest, low government bond market yields, and a renewed focus on income-oriented investment alternatives caused bond prices to rise dramatically. As the economic picture began to improve later in the year, high-yield securities continued to excel. As a result, the relative value provided by high-yield securities has been reduced, and the market's spread over Treasuries is now below historic averages.

While a conservative stance was not as rewarding in fiscal 2003 as it was in the prior year, the high-yield market's outsized gains and the relatively low yields for bonds overall suggest that now is not a time to reach for yield by dabbling in speculative issues or significantly lengthening duration. The Fund's portfolio composition has reflected our disciplined investment process and our preference for relatively high-quality companies that display market leadership, stable and proven managements, financial flexibility, the ability to cover their fixed charges, and a forthrightness in dealing with investors. Of the Fund's non-cash (or cash equivalent) holdings, the percentage of BB securities remained relatively steady for the past 12 months, closing the period at 47.9% of bonds in the portfolio. The percentage of BBB securities declined to 7.9% of bonds in the Fund, while B securities accounted for 43.0% of bonds in the Fund. In addition, the Fund maintained its discipline in regards to the maturity and duration, which rose modestly to 5.3 years and 3.7 years, respectively, as of October 31, 2003.

As we have noted in the past, we are not market prognosticators, but we have successfully managed portfolios of high-yield bonds through various market environments. We believe that our disciplined strategy will continue to provide an effective method of preserving and enhancing our clients' assets. Through disciplined portfolio management, rigorous fundamental analysis, in-depth market knowledge, and disciplined approach to portfolio management, we will continue to focus on our longstanding investment objective of high total returns, while remaining mindful of the need for capital preservation.

Sincerely,


  /s/ Wayne C. Plewniak

   WAYNE C. PLEWNIAK
SENIOR PORTFOLIO MANAGER

MUNICIPAL SECURITIES TRUST Portfolio Commentary

For the twelve months ended October 31, 2003, the Neuberger Berman Municipal Securities Trust returned 4.50%, trailing the Lehman Brothers 7-Year GO Index's 5.67% return, and about even with the Lipper Intermediate Municipal Debt Fund Index's 4.53% return.

It was quite a challenge to navigate the stormy municipal securities market this year. Near record supply combined with softening demand put downward pressure on municipal securities prices. Volatility created by the "here today, gone tomorrow" economic recovery also kept us on alert. Finally, deteriorating municipal balance sheets resulting from the decline in tax revenues made our credit analysis of prospective investments even more critical than normal. Our vigilance and dedication to quality helped us weather the storm and deliver respectable returns to shareholders.

Opportunistic duration management, (extending portfolio duration from 5.3 years at the end of October 2002 to 6.6 years in December 2002, and then reducing duration to 4.9 years in June 2003), aided performance as bonds performed relatively well in the December-May time frame before declining sharply in July. In adjusting portfolio duration, our motto is "we'd rather be a month

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                              INVESTOR CLASS(8)             LEHMAN BROTHERS
                                                            7-YEAR GO INDEX
1 YEAR                                    4.50%                        5.67%
5 YEAR                                    4.97%                        5.62%
10 YEAR                                   5.00%                        5.80%
LIFE OF FUND(3)                           6.02%                        6.79%
---------------------------------------------------------------------------
INCEPTION DATE                      07/09/1987

[CHART]

COMPARISON OF A $10,000 INVESTMENT

          INVESTOR CLASS   LEHMAN BROTHERS 7-YEAR GO INDEX
1993          $ 10,000                  $ 10,000
1994          $  9,743                  $  9,797
1995          $ 10,751                  $ 11,040
1996          $ 11,173                  $ 11,565
1997          $ 11,923                  $ 12,442
1998          $ 12,785                  $ 13,368
1999          $ 12,653                  $ 13,378
2000          $ 13,470                  $ 14,282
2001          $ 14,802                  $ 15,669
2002          $ 15,595                  $ 16,627
2003          $ 16,296                  $ 17,571

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

For the period ending 10/31/03, the 30-day SEC yield of the Municipal Securities Trust was 2.67% and the tax-equivalent yield was 4.11% for an investor in the highest federal income tax bracket (35% for calendar year 2003).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Municipal Securities Trust will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

early, than a day late," a reflection of our sensitivity to interest rate risk.

Sector allocation shifts also contributed to performance. We increased the percentage of portfolio assets allocated to revenue bonds from 40.5% at the beginning of the reporting period to 50.4% at the end of February 2003, and maintained a weighting near 50% for the balance of the year. We reduced our allocation to General Obligation bonds (GOs) from 46.2% at the beginning of fiscal 2003 to 40.9% at its end. This worked to our advantage as "essential service" revenue bonds (electric, water, and sewer) outperformed GOs, which came under pressure due to rising municipal deficits. We avoided most California and New York GOs, which were hit rather hard when rising deficits made front-page news. We spent considerable time and energy independently evaluating the credit quality of our GO portfolio, examining such things as local unemployment rates, average household income, the largest taxpayers in the community (better it be a healthy business rather than a deteriorating one), diversification of the tax base, and the track record of municipal governments in dealing with deficit situations.

With investment grade credit spreads quite narrow, there was little reason to invest in lower quality credits. Consequently, the portfolio's average credit rating remained a strong AA+. Our lowest-rated holdings were rated A, and represented only 0.1% of the portfolio.

Looking ahead to 2004, with interest rates at historical lows and the economy gaining momentum, we believe interest rates are more likely to rise than fall. We can't (and would never try) to predict precisely when rates will begin trending higher or attempt to pinpoint which part of the yield curve will be impacted first. However, we will respond quickly to any change in interest rates, and adjust weighted average maturity and duration accordingly. We will remain committed to quality. As the economy recovers and municipal balance sheets improve, we may take advantage of slightly lower investment grade credits if they offer meaningfully higher yields. In the interim, we believe there is no reason to own anything but the best in the municipal securities market.

Following a four-year bull market in bonds, the capital appreciation potential of municipal bonds may be limited and there is risk of a market downturn. However, although yields in virtually every fixed-income sector are now relatively uninspiring, municipal securities are attractively priced relative to Treasuries. Muni yields are now in the range of 88%-90% of Treasuries yields, well above the historic average, providing tax advantages for investors in slightly lower (but still high) income tax brackets.

In closing, the only certainty in the municipal securities market is that prices will continue to rise and fall. Since its inception, the Neuberger Berman Municipal Securities Trust has fulfilled its mandate to provide its shareholders income, stability, and safety of principal through a high quality municipal securities portfolio. We will strive to continue this record of performance.

Sincerely,


    /s/ Ted Giuliano

   /s/ Thomas Brophy

   /s/ Kelly Landron

     TED GIULIANO,
     THOMAS BROPHY
         AND
    KELLY LANDRON
PORTFOLIO CO-MANAGERS

MUNICIPAL MONEY FUND Portfolio Commentary

For the six months ended October 31, 2003, the Neuberger Berman Municipal Money Fund returned 0.19% versus 0.20% for the Money Fund Report Tax-Free National Retail Average. For the twelve months ended on the same date, the Fund returned 0.50% versus the benchmark's 0.51%.

Throughout this difficult environment for short-term municipal debt, we remained focused on quality. Like the Federal Government, states and municipalities are faced with lower tax revenues and rising deficits. Consequently, we spent a great deal of time and energy independently evaluating the credit quality of prospective investments. This will continue to be especially critical until the recovering economy and rising tax revenues shore up state and municipal balance sheets.

In anticipation of a more vibrant economic recovery, we were also particularly sensitive to interest rate risk. Consequently, the overwhelming majority of portfolio assets were invested in securities providing protection against the potential for rising interest rates. At the end of this reporting period 79% of portfolio assets (70.3% in variable rate demand notes and 8.7% in tax-exempt commercial paper) were invested in securities that adjust interest rate payments in response to rising rates.

For most of fiscal 2003, the municipal money fund yield curve was quite flat, with longer maturity securities providing little yield advantage. Consequently, the portfolio's weighted average maturity (WAM), which began the year at 23.8 days and fell as low as l9.2 days in early January, was well below benchmark average. Due to increasing supply and soft demand, the yield curve began to steepen in August, inspiring us to extend WAM to 53.6 days at the end of fiscal 2003. Over the course of the year, the portfolio's weighted average maturity also fluctuated with Fund cash flows, increasing during periods in which outflows forced us to raise cash by liquidating shorter maturity holdings.

Looking ahead, with interest rates at 40-year lows and the economy gaining momentum, we think interest rates are more likely to rise than fall in the year ahead. Consequently, we remain cautious and have positioned the portfolio accordingly. With the portfolio's weighted average maturity closing the year at
53.6 days, it is long enough to take advantage of the higher yields provided by longer maturities, but short enough to respond quickly to any rise in short-term interest rates. Of course, with capital preservation our top priority, the portfolio remains concentrated in high credit quality securities.

In closing, municipal money fund yields are not particularly exciting in this environment. However, we remain committed to fulfilling our dual mandates of providing liquidity and a tax-advantaged safe harbor for shareholders' hard-earned savings.

Sincerely,


    /s/ Ted Giuliano

   /s/ Thomas Brophy

   /s/ Kelly Landron

     TED GIULIANO,
     THOMAS BROPHY
         AND
    KELLY LANDRON
PORTFOLIO CO-MANAGERS

For the period ending 10/31/03, the 7-day current yield of the Municipal Money Fund was 0.36% and the tax-equivalent yield was 0.55% for an investor in the highest federal income tax bracket (35% for calendar year 2003). The 7-day effective yield was 0.36% and the tax-equivalent yield was 0.55% for an investor in the highest federal income tax bracket (35% for calendar year 2003).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

CASH RESERVES Portfolio Commentary

For the six months ended October 31, 2003, Neuberger Berman Cash Reserves returned 0.25% compared to the Money Fund Report Taxable First Tier Retail Average's 0.22%. For the twelve months ended on the same date, the Fund returned 0.66% versus the benchmark's 0.56%. The Fund closed fiscal 2003 with a 7-day current yield of 0.46% and a 7-day effective yield of 0.46%.

The continued record new issuance of short-term Treasury securities, along with growing evidence that the economy was gaining momentum, were the primary factors influencing the money markets in fiscal 2003. The large supply of Treasuries being issued to finance the increasing Federal budget deficit wasn't problematic until the surging stock market began siphoning money from the money markets and reduced demand put pressure on short-term Treasuries prices. Agency issues also came under pressure following this summer's negative publicity regarding Freddie Mac and Fannie Mae's accounting practices.

After a dearth of commercial paper issuance, we are now beginning to see high quality issuers in the market place. This issuance has given us an opportunity to diversify from governments and pick up some incremental yield while maintaining our high credit quality standards. We want to stress to our shareholders that we consider diversification to be our first line of defense and we do not concentrate in any one sector or industry.

With rates still hovering at 40-year lows and with interest rates unlikely to fall significantly from here, we have chosen to reduce the weighted average maturity of the portfolio from 65.4 days at the end of fiscal 2002 to 56.8 days at the end of fiscal 2003. It is our opinion that as investor expectations normalize, rates may begin an upward march -- perhaps in the near future.

This is not an environment where one can be careless. As we have stated in past reports, our challenge is to deliver competitive returns with safety of principal as our most important objective. As you have entrusted us with your assets, we will strive to continue along this path.

Sincerely,


       /s/ Ted Giuliano

   /s/ Catherine Waterworth

        TED GIULIANO
            AND
     CATHERINE WATERWORTH
    PORTFOLIO CO-MANAGERS


      /s/ Cynthia Damian

      /s/ Alyssa Juros

       CYNTHIA DAMIAN
            AND
       ALYSSA JUROS
PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

GOVERNMENT MONEY FUND Portfolio Commentary

For the six months ended October 31, 2003, Neuberger Berman Government Money Fund returned 0.31% compared to the Money Fund Report Government & Agencies Retail Average's 0.22%. For the twelve months ended on the same date, the Fund returned 0.78% verses the benchmark's 0.55%. The Fund closed fiscal 2003 with a 7-day current yield of 0.55% and a 7-day effective yield of 0.55%.

The continued record new issuance of short-term Treasury securities, along with growing evidence that the economy was gaining momentum, were the primary factors influencing the money markets in fiscal 2003. The large supply of Treasuries being issued to finance the increasing Federal budget deficit wasn't problematic until the surging stock market began siphoning money from the money markets and reduced demand put pressure on short-term Treasuries prices. Agency issues also came under pressure following this summer's negative publicity regarding Freddie Mac and Fannie Mae's accounting practices.

It is no secret that the United States government is attempting to fund a sizable budget deficit and is using the money market end of the yield curve as its conduit. This avails us of a virtually limitless supply of securities, albeit interest rates continue to be at extremely low levels.

In the spirit of maintaining high credit quality consistent with liquidity and safety of principal, we have decreased our holdings of agencies from 54.0% at the end of the last fiscal year to 38.7% while increasing our holdings of U.S. Treasuries from 46.4% at the end of the last fiscal year to 65.7%. The compression of yields in all sectors of the money markets is so intense that it does not pay, in our opinion, to stray from U.S. Treasuries at this time.

With rates still hovering at 40-year lows and with interest rates unlikely to fall significantly from here, we have chosen to reduce the weighted average maturity of the portfolio, from 59.4 days at the end of the last fiscal year, to
55.3 days. It is our opinion that rates may begin an upward climb -- perhaps in the near future.

We do not believe this is an environment where one can be careless. As always, our most important objective is to deliver safety of principal with competitive returns.

Sincerely,


       /s/ Ted Giuliano

   /s/ Catherine Waterworth

        TED GIULIANO
            AND
     CATHERINE WATERWORTH
    PORTFOLIO CO-MANAGERS


      /s/ Cynthia Damian

      /s/ Alyssa Juros

       CYNTHIA DAMIAN
            AND
       ALYSSA JUROS
PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1. One-year and average annual total returns are for the periods ended October 31, 2003. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

2. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2006. Each of these funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses, (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Management has voluntarily agreed to reimburse certain operating expenses of Neuberger Berman Government Money Fund so that expenses are limited to 0.45% of average daily net assets. This arrangement can be terminated without notice to the fund. For the twelve months ended October 31, 2002, there were no reimbursements of expenses by Management to Cash Reserves. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, High Income Bond Fund, Government Money and Municipal Securities Trust would have been less.

3.   From commencement of operations.

4. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

5. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, or Neuberger Berman Cash Reserves will fluctuate.

6. Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Management caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

7. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 35% in 2003, assuming that all of the Fund's income is exempt from Federal income taxes.

8. A portion of the income of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

9. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

          THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:        An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:        An unmanaged total return performance benchmark for the
                                                            intermediate-term,7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

            THE MONEY FUND REPORT TAXABLE FIRST TIER        Measures the performance of retail money market mutual funds which
                                     RETAIL AVERAGE:        hold "First Tier" securities as defined by Rule 2a-7 of the Investment
                                                            Company Act of 1940 (not including Second Tier Commercial
                                                            Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations.

      THE MONEY FUND REPORT TREASURY RETAIL AVERAGE:        Measures the performance of retail money market mutual funds which invest only in obligations of the U.S. Treasury (T-Bills).

       THE MONEY FUND REPORT GOVERNMENT AND AGENCIES        Measures the performance of retail money market mutual funds which
                                     RETAIL AVERAGE:        invest in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or U.S. Government Agency securities.

             THE MONEY FUND REPORT TAX-FREE NATIONAL        Measures all national tax-free and municipal retail funds. Portfolio
                                     RETAIL AVERAGE:        holdings of tax-free funds includes Rated and Unrated Demand
                                                            Notes, Rated and Unrated General Market Notes, Commercial Paper, Put
                                                            Bonds -- 6 months or less, Put Bonds -- over 6 months, AMT Paper, and
                                                            Other Tax-Free holdings.

                LEHMAN BROTHERS INTERMEDIATE Ba U.S.        An unmanaged index comprised of BB rated bonds with maturities of less
                                   HIGH YIELD INDEX:        than 10 years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that investors cannot invest directly in any index or average. Data about the performance of each index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Portfolio may invest in many securities not included in its respective index.

SCHEDULE OF INVESTMENTS Cash Reserves

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
AND CREDIT OF THE U.S. GOVERNMENT (11.3%)
$     15,000   U.S. Treasury Bills, 1.11%, due 11/6/03                           TSY          TSY       $      14,999
      15,000   U.S. Treasury Bills, 0.92%, due 11/20/03                          TSY          TSY              14,993
       5,000   U.S. Treasury Bills, 0.94%, due 11/28/03                          TSY          TSY               4,997
      15,000   U.S. Treasury Bills, 0.92%, due 1/2/04                            TSY          TSY              14,977
      20,000   U.S. Treasury Bills, 0.92% & 0.94%, due 2/5/04                    TSY          TSY              19,952
                                                                                                        -------------
               TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
               AND CREDIT OF THE U.S. GOVERNMENT                                                               69,918
                                                                                                        -------------

U.S. GOVERNMENT AGENCY SECURITIES (26.4%)
       8,659   Federal Farm Credit Bank, Disc. Notes, 1.08%, due 11/14/03        AGY          AGY               8,656
      10,000   Federal Farm Credit Bank, Disc. Notes, 1.12%, due 12/19/03        AGY          AGY               9,986
       9,098   Federal Farm Credit Bank, Disc. Notes, 1.12%, due 3/17/04         AGY          AGY               9,060
       7,000   Federal Home Loan Bank, Bonds, 1.20%, due 8/20/04                 AGY          AGY               7,000
      18,950   Federal Home Loan Bank, Disc. Notes, 1.11%, due 11/5/03           AGY          AGY              18,949
       6,598   Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/7/03           AGY          AGY               6,597
      10,000   Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/12/03          AGY          AGY               9,997
      15,000   Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/19/03          AGY          AGY              14,993
       8,000   Federal Home Loan Bank, Disc. Notes, 1.10%, due 11/21/03          AGY          AGY               7,996
      10,000   Federal Home Loan Bank, Disc. Notes, 1.10%, due 2/27/04           AGY          AGY               9,965
      15,000   Federal Home Loan Bank, Disc. Notes, 1.07%, due 3/5/04            AGY          AGY              14,945
      20,000   Sallie Mae, Disc. Notes, 0.95%, due 11/3/03                       AGY          AGY              20,000
       5,000   Sallie Mae, Disc. Notes, 0.96%, due 11/14/03                      AGY          AGY               4,998
      10,000   Tennessee Valley Authority, Disc. Notes, 0.95%, due 12/4/03       AGY          AGY               9,992
      10,000   Tennessee Valley Authority, Disc. Notes, 0.96%, due 12/11/03      AGY          AGY               9,990
                                                                                                        -------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                        163,124
                                                                                                        -------------
CERTIFICATES OF DEPOSIT (17.7%)
      10,000   American Express Centurion Bank, Domestic CD,
               1.04%, due 11/28/03                                               P-1          A-1              10,000
      10,000   Canadian Imperial Bank, Yankee CD, 1.07%, due 1/7/04              P-1          A-1              10,000
       2,000   Citigroup NA, Domestic CD, 1.06%, due 12/15/03                    P-1          A-1+              2,000
      10,000   Deutsche Bank AG, Yankee CD, 1.05%, due 12/19/03                  P-1          A-1+             10,000
      12,000   Dexia Bank NY, Yankee CD, 1.08%, due 1/23/04                      P-1          A-1+             12,000
      13,000   Lloyd's TSB Bank PLC, Yankee CD,
               1.08%, due 1/30/04 & 4/30/04                                      P-1          A-1+             13,000
       5,000   Rabobank Nederland, Yankee CD, 1.08%, due 12/29/03                P-1          A-1+              5,000
      15,000   Royal Bank of Scotland NY, Yankee CD, 1.06% & 1.07%,
               due 12/10/03 & 12/17/03                                           P-1          A-1+             15,000
       5,000   Societe Generale, Yankee CD, 1.06%, due 12/2/03                   P-1          A-1+              5,000
      12,000   Svenska Handelsbanken AB, Yankee CD, 1.10%, due 1/20/04           P-1          A-1              12,000
               15,000 Wells Fargo Bank NA, Domestic CD, 1.04%, due 12/4/03       P-1          A-1+             15,000
                                                                                                        -------------
               TOTAL CERTIFICATES OF DEPOSIT                                                                  109,000
                                                                                                        -------------
COMMERCIAL PAPER (45.3%)
      14,200   ABN AMRO North America Finance, Inc., 1.02% & 1.07%,
               due 11/17/03 & 1/14/04                                            P-1          A-1+             14,178
      12,000   Alcon Capital Corp., 1.03% & 1.04%, due 11/18/03                  P-1          A-1+             11,995
      15,000   ANZ (Delaware), Inc., 1.03% & 1.04%,
               due 11/13/03 & 11/24/03                                           P-1          A-1+             14,993
      10,000   Aventis SA, 1.05%, due 12/9/03                                    P-1          A-1               9,989
      15,000   Banc One Corp., 1.02% & 1.04%, due 11/24/03 & 12/22/03            P-1          A-1              14,987

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$     10,000   Barclays U.S. Funding Corp.,
               1.03%, due 11/3/03 & 11/19/03                                     P-1          A-1+      $       9,997
      10,000   BASF AG, 1.07%, due 12/19/03                                      P-1          A-1+              9,986
      10,000   Bear Stearns Co., Inc., 1.07%, due 12/22/03                       P-1          A-1               9,985
      12,000   BNP Paribas Finance,
               1.02% & 1.18%, due 12/3/03 & 5/14/04                              P-1          A-1+             11,951
      12,000   Citigroup Global Markets, Inc., 1.05% & 1.07%,
               due 11/19/03 & 1/8/04                                             P-1          A-1+             11,984
       3,000   Dexia Delaware LLC, 1.04%, due 11/26/03                           P-1          A-1+              2,998
       3,000   General Electric Capital Corp., 1.11%, due 1/14/04                P-1          A-1+              2,993
      10,000   Goldman Sachs Group, Inc., 1.13%, due 4/19/04                     P-1          A-1               9,947
       7,000   J.P. Morgan Chase & Co., 1.08%, due 2/20/04                       P-1          A-1+              6,977
      10,000   Kimberly-Clark Corp., 1.00%, due 11/6/03                          P-1          A-1+              9,999
      10,000   Merrill Lynch & Co., 1.03%, due 11/6/03                           P-1          A-1               9,999
      10,000   Novartis Finance Corp., 1.02%, due 11/7/03                        P-1          A-1+              9,999
      10,600   Paccar Financial Corp., 1.02%, due 11/10/03                       P-1          A-1+             10,598
       4,000   Pfizer, Inc., 1.02%, due 11/24/03                                 P-1          A-1+              3,998
      10,000   Private Export Funding Corp., 1.08%, due 4/20/04                  P-1          A-1+              9,950
      10,000   Procter & Gamble, Inc., 1.02%, due 11/7/03                        P-1          A-1+              9,999
      10,000   Shell Finance UK PLC, 1.02%, due 12/10/03                         P-1          A-1+              9,990
      10,600   Societe Generale NA, Inc., 1.03% & 1.14%,
               due 11/3/03 & 5/28/04                                             P-1          A-1+             10,561
      12,000   Toyota Motor Credit Corp., 1.06%, due 1/27/04                     P-1          A-1+             11,970
      25,000   UBS Finance (Delaware), Inc., 1.03% & 1.17%,
               due 11/3/03 & 4/30/04                                             P-1          A-1+             24,942
      15,000   Westpac Capital Corp., 1.07% & 1.08%,
               due 1/12/04 & 2/6/04                                              P-1          A-1+             14,965
                                                                                                        -------------
               TOTAL COMMERCIAL PAPER                                                                         279,930
                                                                                                        -------------
REPURCHASE AGREEMENTS (0.1%)
         898   State Street Bank and Trust Co. Repurchase Agreement,
               0.97%, due 11/3/03, dated 10/31/03, Maturity Value
               $898,073, Collateralized by $920,000 U.S. Treasury
               Notes, 1.63%, due 1/31/05 (Collateral Value $926,037)                                              898
                                                                                                        -------------

               TOTAL INVESTMENTS (100.8%)                                                                     622,870

               Liabilities, less cash, receivables and other assets [(0.8%)]                                   (5,170)
                                                                                                        -------------

               TOTAL NET ASSETS (100.0%)                                                                $     617,700
                                                                                                        -------------

SCHEDULE OF INVESTMENTS Government Money Fund

PRINCIPAL AMOUNT                                                                                                VALUE ++
(000'S OMITTED)                                                                                       (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (63.0%)
$     25,000   U.S. Treasury Bills, 1.11%, due 11/6/03                                                  $      24,998
      70,000   U.S. Treasury Bills, 0.87% & 0.93%, due 11/13/03                                                69,983
      75,000   U.S. Treasury Bills, 0.89% & 0.92%, due 11/20/03                                                74,968
      70,000   U.S. Treasury Bills, 0.91% & 0.95%, due 11/28/03                                                69,955
      30,000   U.S. Treasury Bills, 0.92%, due 12/4/03                                                         29,976
      50,000   U.S. Treasury Bills, 0.93%, due 12/11/03                                                        49,951
      50,000   U.S. Treasury Bills, 0.93%, due 12/18/03                                                        49,942
      55,000   U.S. Treasury Bills, 0.91% & 0.95%, due 12/26/03                                                54,925
      40,000   U.S. Treasury Bills, 0.94%, due 1/2/04                                                          39,937
      90,000   U.S. Treasury Bills, 0.91% & 0.92%, due 1/15/04                                                 89,834
      25,000   U.S. Treasury Bills, 0.94%, due 1/22/04                                                         24,948
      20,000   U.S. Treasury Bills, 0.93%, due 1/29/04                                                         19,955
      30,000   U.S. Treasury Bills, 0.92%, due 2/5/04                                                          29,928
      30,000   U.S. Treasury Bills, 0.92%, due 2/12/04                                                         29,923
      20,000   U.S. Treasury Bills, 1.03%, due 2/19/04                                                         19,938
                                                                                                        -------------
               TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
               FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                        679,161
                                                                                                        -------------
U.S. GOVERNMENT AGENCY SECURITIES (38.7%)
       8,200   Federal Farm Credit Bank, Disc. Notes, 0.95%, due 11/7/03                                        8,199
      22,228   Federal Farm Credit Bank, Disc. Notes, 1.12%, due 12/19/03                                      22,196
      10,000   Federal Farm Credit Bank, Disc. Notes, 1.07%, due 4/15/04                                        9,951
      13,000   Federal Farm Credit Bank, Disc. Notes, 1.11%, due 4/26/04                                       12,930
      12,000   Federal Home Loan Bank, Bonds, 1.20%, due 8/20/04                                               12,000
      60,000   Federal Home Loan Bank, Disc. Notes, 1.00% & 1.02%, due 11/7/03                                 59,993
      25,000   Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/12/03                                        24,994
      30,000   Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/19/03                                        29,986
      25,000   Federal Home Loan Bank, Disc. Notes, 1.10%, due 11/21/03                                        24,986
      23,847   Federal Home Loan Bank, Disc. Notes, 1.08%, due 1/30/04                                         23,784
      15,200   Federal Home Loan Bank, Disc. Notes, 1.11%, due 2/4/04                                          15,156
      30,000   Federal Home Loan Bank, Disc. Notes, 1.10%, due 2/27/04                                         29,894
      43,600   Federal Home Loan Bank, Disc. Notes, 1.08%, due 3/12/04                                         43,431
      10,000   Federal Home Loan Bank, Disc. Notes, 1.15%, due 6/3/04                                           9,932
      64,949   Tennessee Valley Authority, Disc. Notes, 0.91% & 0.92%, due 11/20/03                            64,921
      25,000   Tennessee Valley Authority, Disc. Notes, 0.95%, due 12/4/03                                     24,980
                                                                                                        -------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                        417,333
                                                                                                        -------------

REPURCHASE AGREEMENTS (2.7%)
      29,456   State Street Bank and Trust Co. Repurchase Agreement, 0.97%, due
               11/3/03, dated 10/31/03, Maturity Value $29,458,381, Collateralized by $30,145,000 U.S. Treasury Notes, 1.63%, due 1/31/05
               (Collateral Value $30,342,811)                                                                  29,456
                                                                                                        -------------

               TOTAL INVESTMENTS (104.4%)                                                                   1,125,950

               Liabilities, less cash, receivables and other assets [(4.4%)]                                  (47,605)
                                                                                                        -------------
               TOTAL NET ASSETS (100.0%)                                                                $   1,078,345
                                                                                                        -------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS High Income Bond Fund

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE+
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
CORPORATE DEBT SECURITIES (91.6%)
$      2,500   Abitibi-Consolidated, Inc., Guaranteed Notes, 6.95%,
               due 12/15/06                                                      Ba1          BB+       $       2,577
       2,250   Abitibi-Consolidated, Inc., Notes, 5.25%, due 6/20/08             Ba1          BB+               2,152
       1,000   AES Corp., Senior Notes, 9.38%, due 9/15/10                       B3           B-                1,060
       1,945   AES Corp., Senior Secured Notes, 10.00%, due 7/15/05              B2           BB                2,004**
       3,125   AES Corp., Senior Secured Notes, 8.75%, due 5/15/13               B2           B+                3,336**
       1,000   AGCO Corp., Senior Subordinated Notes, 8.50%, due 3/15/06         B1           BB-               1,000!
         100   Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11       Ba2          B+                  112
       2,075   Alliant Techsystems, Inc., Senior Subordinated Notes, 8.50%,
               due 5/15/11                                                       B2            B                2,293
       2,425   Allied Waste North America, Inc., Guaranteed Senior Notes,
               Ser. B, 7.63%, due 1/1/06                                         Ba3          BB-               2,564
       3,125   Allied Waste North America, Inc., Senior Subordinated Notes,
               Ser. B, 10.00%, due 8/1/09                                        B2           B+                3,399
       3,275   American Axle & MFG, Inc., Guaranteed Senior Notes, 9.75%,
               due 3/1/09                                                        Ba2          BB-               3,496
       2,375   American Media Operations, Guaranteed Notes, Ser. B, 10.25%,
               due 5/1/09                                                        B2           B-                2,547
       2,425   Amerigas Partners L.P., Senior Notes, Ser. B, 8.88%,
               due 5/20/11                                                       B2           BB-               2,631
       2,500   Amerigas Partners L.P., Senior Notes, Ser. D, 10.00%,
               due 4/15/06                                                       B2           BB-               2,725
       2,050   AmerisourceBergen Corp., Guaranteed Senior Notes,
               7.25%, due 11/15/12                                               Ba3          BB                2,112
       4,275   AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                    Ba1          BBB               4,638
       4,225   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13       Ba2          BB+               4,373**
       3,825   ArvinMeritor, Inc., Notes, 6.63%, due 6/15/07                    Baa3          BB+               3,748
       4,500   Availl, Inc., Senior Notes, 7.63%, due 7/1/11                     B1                             4,691
       1,875   Ball Corp., Guaranteed Senior Notes, 7.75%, due 8/1/06            Ba3          BB                2,025
       2,000   Bavaria S.A., Senior Notes, 8.88%, due 11/1/10                    Ba3          BB                1,960**
         500   Bergen Brunswig Corp., Senior Notes, 7.25%, due 6/1/05                         BB                  522(QQ)
       3,125   Boise Cascade Corp., Notes, 7.50%, due 2/1/08                     Ba2          BB+               3,328
       1,625   BoWater Canada Finance Corp., Guaranteed Notes, 7.95%,
               due 11/15/11                                                      Ba1          BB+               1,649
       1,375   BoWater, Inc., Senior Notes, 6.50%, due 6/15/13                   Ba1          BB+               1,264**
       3,750   BRL Universal Equipment, Senior Notes, 8.88%, due 2/15/08        Ba3           BB-               4,050
         998   Calpine Corp., Senior Floating Rate Notes, 6.90%, due 7/15/07                   B                  932**
       3,250   Calpine Corp., Senior Secured Notes, 8.50%, due 7/15/10                         B                2,974**
       1,000   Canandaigua Brands, Inc., Guaranteed Senior Notes, 8.63%,
               due 8/1/06                                                        Ba2          BB                1,103
       4,125   Case Corp., Notes, 7.25%, due 8/1/05                              Ba3          BB-               4,249
       2,125   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11           Ba3          BB-               2,359**
       5,275   Cinemark USA, Inc., Senior Subordinated Notes, Ser. B, 8.50%,
               due 8/1/08                                                        B3           B-                5,499
       3,425   Citgo Petroleum Corp., Senior Notes, 7.88%, due 5/15/06           Ba3          BB                3,511(QQ)
       3,250   CK Witco Corp., Senior Notes, 8.50%, due 3/15/05                  Ba2          BB+               3,396
       1,000   CMS Energy Corp., Senior Notes, 7.63%, due 11/15/04               B3           B+                1,020
       3,125   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                 B3           B+                3,180**
       1,075   Compass Minerals Group, Inc., Senior Subordinated Notes,
               10.00%, due 8/15/11                                               B3           B-                1,199
       1,175   Corn Products International, Inc., Senior Notes, 8.45%,
               due 8/15/09                                                       Ba1         BBB-               1,319

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      3,575   Crown, Cork & Seal Co., Guaranteed Notes, 7.00%,
               due 12/15/06                                                      B3            B        $       3,593
       2,250   Crown, Cork & Seal Co., Notes, 8.38%, due 1/15/05                 B3            B                2,340
       3,000   CSC Holdings, Inc., Senior Notes, 7.25%, due 7/15/08              B1           BB-               3,000
       2,000   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09      B1           BB-               2,080
       1,000   Cyprus Amax Minerals Co., Notes, 6.63%, due 10/15/05             Baa3         BBB-               1,060
       1,000   D.R. Horton, Inc., Guaranteed Notes, 10.50%, due 4/1/05           Ba1          BB                1,090
       1,375   D.R. Horton, Inc., Guaranteed Senior Notes, 8.38%,
               due 6/15/04                                                       Ba1          BB                1,416
       2,500   D.R. Horton, Inc., Guaranteed Senior Notes, 7.50%,
               due 12/1/07                                                       Ba1          BB                2,731
       1,825   Dana Corp., Notes, 6.50%, due 3/15/08                             Ba3          BB                1,807
       3,000   Dayton Superior Corp., Senior Notes, 10.75%, due 9/15/08          B3           B+                3,127**
       3,250   Dean Foods Co., Senior Notes, 6.75%, due 6/15/05                  Ba2          BB-               3,380
       1,475   Dole Foods Co., Inc., Guaranteed Senior Notes, 7.25%,
               due 6/15/10                                                       B2           BB-               1,505
       2,875   Dole Foods Co., Inc., Variable Rate Senior Notes, 8.63%,
               due 5/1/09                                                        B2           BB-               3,105
       2,125   Dresser, Inc., Guaranteed Senior Subordinated Notes, 9.38%,
               due 4/15/11                                                       B2            B                2,183
       4,525   EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08              Ba3          BB-               4,508**
       2,125   El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10      B1           B+                2,104
       3,275   El Paso Production Holdings, Guaranteed Senior Notes, 7.75%,
               due 6/1/13                                                        B2           B+                3,144**
       1,625   ENSERCH Corp., Notes, 7.13%, due 6/15/05                         Baa3          BBB               1,705
       3,875   Entravision Communications Corp., Senior Subordinated
               Notes, 8.13%, due 3/15/09                                         B3           B-                4,098
       3,250   Express Scripts, Inc., Guaranteed Senior Notes, 9.63%,
               due 6/15/09                                                       Ba1          BBB               3,502
       4,325   Felcor Lodging L.P., Guaranteed Senior Notes, 10.00%,
               due 9/15/08                                                       B1            B                4,649
       5,625   Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12        B2            B                6,131(QQ)
       3,000   Fisher Scientific International, Inc., Senior Subordinated
               Notes, 8.00%, due 9/1/13                                          B2           B+                3,225**(Q)
       3,725   Flowserve Corp., Guaranteed Senior Subordinated Notes,
               12.25%, due 8/15/10                                               B2            B                4,321!
       2,125   Food Lion, Inc., Notes, 7.55%, due 4/15/07                        Ba1          BB+               2,279
       4,125   Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                Ba3          BB                4,414
       2,000   Friendly Ice Cream Corp., Guaranteed Senior Notes,
               10.50%, due 12/1/07                                               B3           B-                2,073
       4,165   Georgia Gulf Corp., Guaranteed Senior Subordinated
               Notes, 10.38%, due 11/1/07                                        B2           BB-               4,384
       1,250   Georgia Gulf Corp., Notes, 7.63%, due 11/15/05                    Ba2         BBB-               1,294
       4,500   Georgia Pacific Corp., Senior Notes, 7.38%, due 7/15/08           Ba2          BB+               4,792
       2,600   Grant Prideco, Inc., Guaranteed Senior Notes,
               Ser. B, 9.63%, due 12/1/07                                        Ba3          BB-               2,860
       2,375   Grey Wolf, Inc., Senior Notes, 8.88%, due 7/1/07                  B1           BB-               2,440(QQ)
       1,250   Gruma S.A., Senior Notes, 7.63%, due 10/15/07                     Ba2          BB+               1,327
       2,325   Gulfmark Offshore, Inc., Guaranteed Senior Notes,
               8.75%, due 6/1/08                                                 B1           BB-               2,354
       2,500   GulfTerra Energy Partners, Senior Notes, 6.25%, due 6/1/10        Ba3          BB                2,512**
       1,000   Harrah's Operating Co., Inc., Guaranteed Senior
               Subordinated Notes, 7.88%, due 12/15/05                           Ba1          BB+               1,081

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,500   Hertz Corp., Notes, 4.70%, due 10/2/06                           Baa2          BBB       $       2,470
       1,000   Hines Nurseries, Inc., Senior Notes, 10.25%, due 10/1/11          B3            B                1,070**
       2,359   HMH Properties, Inc., Guaranteed Senior Notes,
               Ser. A, 7.88%, due 8/1/05                                         Ba3          B+                2,427
       2,000   Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13              Ba3          B+                1,998**(Q)
       2,750   Host Marriott L.P., Senior Notes, Ser. E, 8.38%, due 2/15/06      Ba3          B+                2,922
       1,000   IDEX Corp., Senior Notes, 6.88%, due 2/15/08                     Baa3          BBB               1,083
       3,000   Illinois Power Co., Mortgage Bonds, 7.50%, due 6/15/09            B3            B                3,255
       2,125   Insight Midwest, Senior Notes, 9.75%, due 10/1/09                 B2           B+                2,168
       1,825   IOS Capital LLC, Senior Notes, 7.25%, due 6/30/08                 Ba1          BBB-              1,811
       1,000   Iron Mountain, Inc., Guaranteed Senior Notes, 8.63%,
               due 4/1/13                                                        B2            B                1,093
       2,250   Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
               8.25%, due 7/1/11                                                 B2            B                2,374
       1,000   ITT Corp., Notes, 6.75%, due 11/15/05                             Ba1          BB+               1,055
       2,000   Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
               due 5/15/11                                                       B3           B-                2,200
       3,037   K & F Industries, Inc., Senior Subordinated Notes, 9.25%,
               due 10/15/07                                                      B3            B                3,143
       2,625   Kansas City Southern Railway Co., Guaranteed Senior Notes,
               7.50%, due 6/15/09                                                Ba3          B+                2,723
       1,525   Kansas Gas & Electric Co., Notes, 7.60%, due 12/15/03             Ba1          BB+               1,517
       3,875   KB Home, Senior Subordinated Notes, 8.63%, due 12/15/08           Ba3          BB-               4,292
       2,575   KB Home, Senior Subordinated Notes, 9.50%, due 2/15/11            Ba3          BB-               2,858
         500   Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12                Ba1          BBB                 528
       3,125   Key Energy Services, Inc., Guaranteed Senior Notes,
               Ser. C, 8.38%, due 3/1/08                                         Ba2          BB                3,367!
       3,875   L-3 Communications Corp., Guaranteed Senior Subordinated
               Notes, Ser. B, 8.00%, due 8/1/08                                  Ba3          BB-               4,020
       1,750   Lamar Media Corp., Guaranteed Senior Subordinated Notes,
               8.63%, due 9/15/07                                                Ba3           B                1,803
       1,625   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13            Ba3           B                1,710
       2,000   LIN Television Corp., Senior Subordinated Notes, 6.50%,
               due 5/15/13                                                       B2            B                1,945**
       1,000   LNR Property Corp., Senior Subordinated Notes, 10.50%,
               due 1/15/09                                                       Ba3          B+                1,069
       3,875   LNR Property Corp., Senior Subordinated Notes, 7.63%,
               due 7/15/13                                                       Ba3          B+                3,991**
       1,000   Louisiana-Pacific Corp., Senior Subordinated Notes, 10.88%,
               due 11/15/08                                                      Ba2          BB-               1,175
       1,000   Lyondell Chemical Co., Senior Secured Notes, Ser. A, 9.63%,
               due 5/1/07                                                        Ba3          BB-               1,015
       4,125   Lyondell Chemical Co., Senior Secured Notes, Ser. B, 9.88%,
               due 5/1/07                                                        Ba3          BB-               4,187
       2,150   Magnum Hunter Resources, Inc., Guaranteed Senior Notes,
               10.00%, due 6/1/07                                                B2           B+                2,223!
       2,000   MCI Communications Corp., Senior Debentures, 8.25%,
               due 1/20/23                                                                                      1,655(^)^^
       2,500   MCI Communications Corp., Senior Debentures, 7.13%,
               due 6/15/27                                                                                      2,069(^)^^
       2,000   MCI Communications Corp., Senior Notes, 7.50%,
               due 8/20/04                                                                                      1,655(^)^^

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      1,000   MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%,
               due 9/15/10                                                       Ba1          BB+       $       1,134
       2,000   MGM Mirage, Inc., Guaranteed Senior Subordinated Notes,
               9.75%, due 6/1/07                                                 Ba2          BB-               2,268
       2,125   MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09                Ba1          BB+               2,152
       3,849   Midland Funding II, Debentures, Ser. A, 11.75%, due 7/23/05       Ba3          BB-               4,272
       3,925   Millennium America, Inc., Guaranteed Notes, 7.00%,
               due 11/15/06                                                      Ba3          BB-               3,856
       1,000   Mirage Resorts, Inc., Senior Notes, 7.25%, due 10/15/06           Ba1          BB+               1,068
       1,500   Nalco Co., Senior Notes, 7.75%, due 11/15/11                      B2            B                1,560**(Q)
         500   Nalco Co., Senior Subordinated Notes, 8.88%, due 11/15/13        Caa1           B                  520**(Q)
       3,825   Navistar International, Senior Subordinated Notes,
               Ser. B, 8.00%, due 2/1/08                                         B2            B                3,892
       1,275   NCI Building Systems, Inc., Senior Subordinated Notes,
               9.25%, due 5/1/09                                                 B2            B                1,342
       1,000   Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11         Ba2          BB+               1,095
       1,249   Nextel Communications, Inc., Senior Discount Notes,
               9.95%, due 2/15/08                                                B2           B+                1,312
       2,125   Nextel Communications, Inc., Senior Notes, 6.88%,
               due 10/31/13                                                      B2           B+                2,154
       2,275   Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                   Ba2          BB+               2,366**
       2,250   Norske Skog Canada Ltd., Guaranteed Senior Notes,
               Ser. D, 8.63%, due 6/15/11                                        Ba2          BB                2,306
       1,625   Nortek, Inc., Senior Notes, Ser. B, 9.25%, due 3/15/07            B1           B+                1,680
       2,375   Nortek, Inc., Senior Notes, Ser. B, 9.13%, due 9/1/07             B1           B+                2,458
       1,250   Nortel Networks Corp., Guaranteed Notes, 7.40%, due 6/15/06       B3            B                1,313
       1,625   Northwest Pipeline Corp., Debentures, 6.63%, due 12/1/07          B1           B+                1,698
       4,250   NVR, Inc., Senior Notes, 5.00%, due 6/15/10                       Ba1          BB+               4,154
         400   Overseas Shipholding Group, Inc., Notes, 8.00%, due 12/1/03       Ba1          BB+                 402
       2,250   Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
               due 7/15/11                                                       Ba3          BB-               2,475
       4,125   Owens-Brockway Glass Container, Inc., Guaranteed Senior
               Notes, 8.88%, due 2/15/09                                         B1           BB                4,475
       1,250   Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%,
               due 5/15/13                                                       B2           B+                1,319
       2,000   Pacifica Papers, Inc., Senior Notes, 10.00%, due 3/15/09          Ba2          BB                2,120
       2,500   Paramount Resources Ltd., Senior Notes, 7.88%, due 11/1/10        B2            B                2,487
       2,500   Park Place Entertainment Corp., Senior Notes, 7.50%,
               due 9/1/09                                                        Ba1          BB+               2,725
       2,500   Park Place Entertainment Corp., Senior Subordinated Notes,
               7.88%, due 12/15/05                                               Ba2          BB-               2,653
          33   Pennzoil-Quaker State Co., Senior Notes, 10.00%, due 11/1/08      Aa2                               39
       2,000   PG&E Corp., Senior Secured Notes, 6.88%, due 7/15/08                                             2,120**
       1,000   Phelps Dodge Corp., Notes, 6.38%, due 11/1/04                    Baa3         BBB-               1,028
       2,250   Pierce Leahy Command Co., Senior Notes, 8.13%, due 5/15/08        B2            B                2,346
       1,000   Pilgrim's Pride Corp., Senior Notes, 9.63%, due 9/15/11           B1           BB-               1,094
       1,625   Plains All-American Pipeline L.P., Senior Notes, 7.75%,
               due 10/15/12                                                      Ba2          BB+               1,796
       1,875   Pogo Producing Co., Senior Subordinated Notes, Ser. B,
               10.38%, due 2/15/09                                               Ba3          BB                2,016
       1,250   Pogo Producing Co., Senior Subordinated Notes, Ser. B,
               8.25%, due 4/15/11                                                Ba3          BB                1,381

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,750   Potlatch Corp., Guaranteed Senior Subordinated Notes,
               10.00%, due 7/15/11                                               Ba1          BB-       $       3,083
       3,425   Pride International, Inc., Senior Notes, 10.00%, due 6/1/09       Ba2          BB                3,690
       1,875   Pride Petroleum Services, Inc., Senior Notes, 9.38%, due 5/1/07   Ba2          BB                1,936
       3,125   PSE&G Energy Holdings, Inc., Notes, 7.75%, due 4/16/07                                           3,156^^
       2,875   Qwest Corp., Notes, 7.20%, due 11/1/04                            Ba3          B-                2,947
       3,000   Qwest Corp., Tranche A, 4.75%, due 7/6/30                         Ba3                            3,083
       3,000   Qwest Corp., Tranche B, 6.95%, due 6/30/10                        Ba3                            3,004
       1,875   Radio One, Inc., Guaranteed Senior Notes, 8.88%, due 7/1/11       B2           B-                2,063
       1,250   Reddy Ice Group, Inc., Senior Subordinated Notes, 8.88%,
               due 8/1/11                                                        B3           B-                1,306**
       3,250   Reliant Resources, Inc., Senior Secured Notes, 9.25%,
               due 7/15/10                                                       B1            B                2,909**
       2,125   Remington Arms Co., Inc., Guaranteed Senior Notes, 10.50%,
               due 2/1/11                                                        B2           B-                2,223
       3,000   Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B, 7.50%,
               due 5/1/10                                                        B1           B+                3,180
       4,675   Ryland Group, Inc., Senior Notes, 8.00%, due 8/15/06              Ba1         BBB-               5,119
       2,425   Salem Communications Holding Corp., Guaranteed Senior
               Subordinated Notes, Ser. B, 9.00%, due 7/1/11                     B3           B-                2,610
       3,850   Scotts Co., Senior Subordinated Notes, 6.63%, due 11/15/13        Ba3          B+                3,898**
       2,175   Seminis Vegetable Seeds, Inc., Senior Subordinated Notes,
               10.25%, due 10/1/13                                               B3           B-                2,327**
       3,550   Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08              B1           BB-               3,874
       2,175   Sinclair Broadcast Group, Inc., Guaranteed Senior Subordinated
               Notes, 8.00%, due 3/15/12                                         B2            B                2,295
       3,525   Six Flags, Inc., Senior Notes, 8.88%, due 2/1/10                  B2           B-                3,349
       1,000   Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%,
               due 2/15/08                                                       Ba3          BB-               1,050!
       3,625   Southern California Edison Co., Senior Mortgage-Secured
               Bonds, 8.00%, due 2/15/07                                         Ba2          BB                4,069
       2,425   Southern Natural Gas Co., Notes, 6.70%, due 10/1/07               B1           B+                2,449
       1,325   Southern Natural Gas Co., Notes, 6.13%, due 9/15/08               B1           B+                1,312
       1,000   Southern Star Central Corp., Senior Secured Notes, 8.50%,
               due 8/1/10                                                        B1           B+                1,060**
       3,875   Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08          Ba2          BB                3,914
       1,000   Steinway Musical Instruments, Inc., Guaranteed Senior Notes,
               8.75%, due 4/15/11                                                Ba3          B+                1,038
       5,000   Stone Container Corp., Senior Notes, 9.75%, due 2/1/11            B2            B                5,450
         750   Stone Container Finance, Guaranteed Senior Notes, 11.50%,
               due 8/15/06                                                       B2            B                  793**
       1,500   Teco Energy, Inc., Senior Notes, 7.50%, due 6/15/10               Ba1          BB+               1,541
       5,425   Tembec Industries, Inc., Guaranteed Senior Notes, 8.63%,
               due 6/30/09                                                       Ba3          BB                5,289
       5,250   Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11          Ba3          BB-               4,869
       3,000   Toll Corp., Guaranteed Senior Subordinated Notes, 8.13%,
               due 2/1/09                                                        Ba2          BB+               3,150
       1,875   Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11         Ba2          BB+               2,081
       3,025   Transcontinental Gas Pipe Line Corp., Notes, 6.25%,
               due 1/15/08                                                       B1           B+                3,123
       2,625   Triad Hospitals, Inc., Guaranteed Senior Notes, Ser. B, 8.75%,
               due 5/1/09                                                        B1           B+                2,842

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      3,000   Triton PCS, Inc., Guaranteed Senior Subordinated Notes,
               9.38%, due 2/1/11                                                 B3           B-        $       2,962
         750   Tuboscope, Inc., Guaranteed Senior Notes, 7.50%,
               due 2/15/08                                                      Baa2         BBB+                 807
       2,675   TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06               Ba1         BBB-               2,835(QQ)
       1,375   United Rentals, Inc., Guaranteed Senior Notes, Ser. B, 10.75%,
               due 4/15/08                                                       B1           BB-               1,543
       1,500   United Rentals, Inc., Guaranteed Senior Subordinated Notes,
               Ser. B, 8.80%, due 8/15/08                                        B2           B+                1,572
       3,000   United Rentals, Inc., Senior Subordinated Notes, 7.75%,
               due 11/15/13                                                      B2           B+                2,992**(Q)
       2,000   Universal City Development, Senior Notes, 11.75%,
               due 4/1/10                                                        B2           B-                2,313**
         500   Vintage Petroleum, Inc., Senior Subordinated Notes,
               9.75%, due 6/30/09                                                B1            B                  531
       2,000   Vitro S.A. de C.V., Notes, 11.75%, due 11/1/13                    B2           B-                1,935**
       5,250   Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
               due 7/15/11                                                       B2            B                5,276**
       2,250   Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                   B2            B                2,407**
       1,000   Williams Cos., Inc., Senior Notes, 8.63%, due 6/1/10              B3           B+                1,095
       5,000   World Color Press, Inc., Senior Subordinated Notes, 7.75%,
               due 2/15/09                                                      Baa2         BBB-               5,227
                                                                                                        -------------
               TOTAL CORPORATE DEBT SECURITIES (COST $464,704)                                                476,135
                                                                                                        -------------
CONVERTIBLE BONDS (2.2%)
       1,000   CommScope, Inc., Subordinated Notes, 4.00%, due 12/15/06          Ba3          B+                  943
       1,250   Fairchild Semiconductor Corp., Senior Subordinated
               Notes, 5.00%, due 11/1/08                                                       B                1,308
       1,250   Kerr-McGee Corp., Subordinated Debentures, 5.25%,
               due 2/15/10                                                       Ba1         BBB-               1,295
       1,000   Key Energy Services, Inc., Subordinated Notes, 5.00%,
               due 9/15/04                                                       Ba3                              989
       3,025   LifePoint Hospitals, Inc., Subordinated Notes, 4.50%,
               due 6/1/09                                                        B3            B                2,912
       4,250   Nortel Networks Corp., Notes, 4.25%, due 9/1/08                   B3            B                4,037
                                                                                                        -------------
               TOTAL CONVERTIBLE BONDS (COST $11,102)                                                          11,484
                                                                                                        -------------
REPURCHASE AGREEMENTS (4.8%)
      24,745   State Street Bank and Trust Co. Repurchase Agreement, 0.97%,
               due 11/3/03, dated 10/31/03, Maturity Value $24,747,000,
               Collateralized by $25,230,000 U.S. Treasury Notes, 1.75%,
               due 12/31/04 (Collateral Value $25,487,951) (COST $24,745)                                      24,745#
                                                                                                        -------------
SHORT-TERM INVESTMENTS (0.8%)
       4,156   N&B Securities Lending Quality Fund, LLC (COST $4,156)                                           4,156#
                                                                                                        -------------

NUMBER OF SHARES

WARRANTS (0.0%)
         500   Dayton Superior Corp.                                                                               --*
         625   XM Satellite Radio, Inc.                                                                            --*
                                                                                                        -------------
               TOTAL WARRANTS (COST $0)                                                                            --
                                                                                                        -------------
               TOTAL INVESTMENTS (99.4%) (COST $504,707)                                                      516,520##

               Cash, receivables and other assets, less liabilities (0.6%)                                      3,131
                                                                                                        -------------
               TOTAL NET ASSETS (100.0%)                                                                $     519,651
                                                                                                        -------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
U.S. TREASURY SECURITIES (26.4%)
$      9,750   U.S. Treasury Bills, 1.02%, due 2/19/04                           TSY          TSY       $       9,720
         170   U.S. Treasury Notes, 3.00%, due 1/31/04                           TSY          TSY                 171
       6,650   U.S. Treasury Notes, 3.63%, due 3/31/04                           TSY          TSY               6,720
      12,500   U.S. Treasury Notes, 3.38%, due 4/30/04                           TSY          TSY              12,643
       8,200   U.S. Treasury Notes, 2.88%, due 6/30/04                           TSY          TSY               8,295
       2,500   U.S. Treasury Notes, 2.13%, due 8/31/04                           TSY          TSY               2,519
       7,850   U.S. Treasury Notes, 2.00%, due 11/30/04                          TSY          TSY               7,909
         490   U.S. Treasury Notes, 1.75%, due 12/31/04                          TSY          TSY                 492
      10,350   U.S. Treasury Notes, 1.63%, due 3/31/05                           TSY          TSY              10,369
       3,500   U.S. Treasury Notes, 3.00%, due 11/15/07                          TSY          TSY               3,517
                                                                                                        -------------
               TOTAL U.S. TREASURY SECURITIES (COST $62,277)                                                   62,355
                                                                                                        -------------
U.S. GOVERNMENT AGENCY SECURITIES (9.3%)
      22,000   Fannie Mae, Disc. Notes, 1.05%, due 12/3/03 (COST $21,979)        AGY          AGY              21,979
                                                                                                        -------------
MORTGAGE-BACKED SECURITIES (10.8%)
FANNIE MAE
       1,100   Collateralized Mortgage Obligations, Ser. 2003-16,
               Class PA, 4.50%, due 11/25/09                                     AGY          AGY               1,123
      11,381   Pass-Through Certificates, 5.50%, due 9/1/17                      AGY          AGY              11,723

FREDDIE MAC
          37   ARM Certificates, 3.63%, due 1/1/17                               AGY          AGY                  38
       1,100   Collateralized Mortgage Obligations, Ser. 2592,
               Class PA, 4.50%, due 12/15/07                                     AGY          AGY               1,114
         859   Pass-Through Certificates, 5.00%, due 2/1/07                      AGY          AGY                 884

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
          56   Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14         AGY          AGY                  63
      10,462   Pass-Through Certificates, 5.00%, due 9/15/33                     AGY          AGY              10,351
         246   Pass-Through Certificates, 7.00%, due 4/15/11                     AGY          AGY                 263
          18   Pass-Through Certificates, 7.50%, due 10/15/09 - 9/15/10          AGY          AGY                  20
                                                                                                        -------------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $25,578)                                                 25,579
                                                                                                        -------------
CORPORATE DEBT SECURITIES (53.2%)
       1,200   Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05              Ba1          BB+               1,265
       2,555   Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03           A3           A-                2,558**
         840   Allied Waste North America, Inc., Guaranteed Senior Notes,
               Ser. B, 7.63%, due 1/1/06                                         Ba3          BB-                 888
       2,450   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                   A1           A+                2,664
       1,880   American General Finance Corp., Floating Rate Notes,
               Ser. G, 1.37%, due 1/9/04                                         A1           A+                1,881
         970   American General Finance Corp., Floating Rate Notes,
               Ser. G, 1.52%, due 12/17/04                                       A1           A+                  973
       1,310   AT&T Wireless Services, Inc., Senior Notes, 7.35%,
               due 3/1/06                                                       Baa2          BBB               1,437
       1,000   Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04                   Ba1         BBB-               1,035
       2,350   Bear Stearns Co., Inc., Floating Rate Notes, 1.42%,
               due 12/1/03                                                       A1            A                2,351
       2,120   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                  A1            A                2,316
       1,300   Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06            A3            A                1,387
       2,000   Boeing Co., Notes, 6.63%, due 6/1/05                              A2            A                2,132
       2,700   British Telecom PLC, Notes, 7.88%, due 12/15/05                  Baa1          A-                2,990
       1,000   Capital One Bank, Senior Notes, 8.25%, due 6/15/05               Baa2         BBB-               1,087

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      1,000   Caterpillar Financial Services Corp., Floating Rate Notes,
               1.27%, due 2/4/04                                                 A2            A        $       1,000
       1,200   Caterpillar Financial Services Corp., Medium-Term Notes,
               7.59%, due 12/10/03                                               A2            A                1,208
       2,400   Caterpillar Financial Services Corp., Notes, 6.88%,
               due 8/1/04                                                        A2            A                2,495
       1,300   CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05            A3           A-                1,402
         960   Chase Manhattan Corp., Subordinated Notes,
               7.25%, due 6/1/07                                                 A2            A                1,086
       1,855   CIT Group, Inc., Notes, 5.50%, due 2/15/04                        A2            A                1,877
       1,300   Comcast Cable Communications, Senior Notes,
               6.38%, due 1/30/06                                               Baa3          BBB               1,400
       1,250   Cox Communications, Inc., Notes, 7.75%, due 8/15/06              Baa2          BBB               1,411
         530   Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes,
               Ser. C, 1.61%, due 8/2/04                                         A3           BBB                 530
       1,500   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
               6.40%, due 5/15/06                                                A3           BBB               1,603
         400   Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06      Ba1          BB+                 427
       2,400   Dow Chemical Co., Notes, 5.25%, due 5/14/04                       A3           A-                2,436
       1,000   EOP Operating Limited Partnership, Notes, 6.50%, due 1/15/04     Baa1         BBB+               1,009
         660   EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05     Baa1         BBB+                 697
       1,300   Everest Reinsurance Holdings, Inc., Senior Notes,
               8.50%, due 3/15/05                                                A3           A-                1,406
       3,500   General Electric Capital Corp., Medium-Term Notes,
               Ser. A, 4.25%, due 1/28/05                                        Aaa          AAA               3,612
         600   General Motors Acceptance Corp., Floating Rate Notes,
               1.44%, due 11/7/03                                                A3           BBB                 600
       1,000   General Motors Acceptance Corp., Notes, 5.75%, due 11/10/03       A3           BBB               1,000
       3,170   General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04        A3           BBB               3,264
         800   General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06        A3           BBB                 846
         540   General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07         A3           BBB                 567
         815   Hartford Life, Inc., Notes, 6.90%, due 6/15/04                    A3           A-                  841
       1,750   HCA, Inc., Notes, 6.91%, due 6/15/05                              Ba1         BBB-               1,838
       1,900   HCA, Inc., Notes, 5.25%, due 11/6/08                              Ba1         BBB-               1,894
       2,000   Heller Financial, Inc., Notes, 6.00%, due 3/19/04                 Aaa          AAA               2,035
       1,440   Hertz Corp., Senior Notes, 8.25%, due 6/1/05                     Baa2                            1,525
         340   IBP, Inc., Senior Notes, 6.13%, due 2/1/06                       Baa3          BBB                 358
       1,365   International Lease Finance Corp., Floating Rate Notes,
               2.40%, due 1/13/05                                                A1           AA-               1,382
       2,120   International Lease Finance Corp., Medium-Term Notes,
               Ser. M, 5.50%, due 6/7/04                                         A1           AA-               2,168
       1,325   International Paper Co., Notes, 8.13%, due 7/8/05                Baa2          BBB               1,452
       1,070   ITT Corp., Notes, 6.75%, due 11/15/05                             Ba1          BB+               1,129
       4,190   John Deere Capital Corp., Floating Rate Senior Notes,
               1.43%, due 5/20/05                                                A3           A-                4,192
       1,400   Lear Corp., Guaranteed Senior Notes, Ser. B,
               7.96%, due 5/15/05                                                Ba1         BBB-               1,505
         635   Lehman Brothers Holdings, Inc., Floating Rate Notes,
               Ser. G, 1.55%, due 7/6/04                                         A1            A                  637
       1,200   Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes,
               Ser. B, 1.36%, due 2/3/05                                         Aa3          A+                1,203
         400   Methanex Corp., Notes, 7.75%, due 8/15/05                         Ba1         BBB-                 421
       2,200   Morgan Stanley Dean Witter & Co., Notes,
               5.63%, due 1/20/04                                                Aa3          A+                2,220

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,600   National Rural Utilities Cooperative Finance Corp.,
               Collateral Trust, 6.00%, due 5/15/06                              A1           A+        $       2,815
       2,450   Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04        A2           A-                2,486**
       2,600   Pacific Bell, Notes, 6.25%, due 3/1/05                            A1           A+                2,748
       2,900   Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03               Aa2          AA+               2,911
         230   PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                    Caa1          B+                  231
       1,000   Pepsi Bottling Holdings, Inc., Guaranteed Notes, 5.38%,
               due 2/17/04                                                       A1           A+                1,012**
       1,000   Placer Dome, Inc., Notes, 6.91%, due 11/21/05                                                    1,084^^
       1,200   Powergen US Funding LLC, Notes, 4.50%, due 10/15/04               A3          BBB+               1,225
         620   Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06        Baa3          BBB                 680
       1,645   Raytheon Co., Notes, 6.50%, due 7/15/05                          Baa3         BBB-               1,761
       1,340   Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
               due 7/15/05                                                       Ba1          BBB               1,442
       1,000   Royal Caribbean Cruises Ltd., Senior Notes, 8.13%,
               due 7/28/04                                                       Ba2          BB+               1,034
       1,500   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05      A3           A+                1,601
       1,500   SCANA Corp., Floating Rate Notes, 1.74%, due 2/1/04               A3          BBB+               1,500
       2,400   Sprint Capital Corp., Guaranteed Notes, 5.70%, due 11/15/03      Baa3         BBB-               2,402
         730   TCI Communications, Inc., Medium-Term Notes, 8.35%,
               due 2/15/05                                                      Baa3          BBB                 786
       2,575   Time Warner, Inc., Notes, 5.63%, due 5/1/05                      Baa1         BBB+               2,702
       1,250   Tyco International Group S.A., Guaranteed Notes, 5.88%,
               due 11/1/04                                                       Ba2         BBB-               1,289
       2,550   Tyco International Group S.A., Guaranteed Notes, 6.38%,
               due 6/15/05                                                       Ba2         BBB-               2,674
       1,675   Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                     Baa3          BBB               1,738
       2,350   Verizon Wireless, Inc., Floating Rate Notes, 1.54%,
               due 12/17/03                                                      A3           A+                2,351
       1,500   Walt Disney Co., Notes, 4.88%, due 7/2/04                        Baa1         BBB+               1,532
       2,500   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07         A3          BBB+               2,693
       1,285   Wells Fargo & Co., Notes, 6.63%, due 7/15/04                      Aa1          AA-               1,331
       2,000   Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                      Baa2          BBB               2,084
       1,750   Xcel Energy, Inc., Senior Notes, 3.40%, due 7/1/08               Baa3         BBB-               1,698**
                                                                                                        -------------
               TOTAL CORPORATE DEBT SECURITIES (COST $122,951)                                                125,450
                                                                                                        -------------
               TOTAL INVESTMENTS (99.7%) (COST $232,790)                                                      235,363##

               Cash, receivables and other assets, less liabilities (0.3%)                                        593
                                                                                                        -------------
               TOTAL NET ASSETS (100.0%)                                                                $     235,956
                                                                                                        -------------

SCHEDULE OF INVESTMENTS Municipal Money Fund

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      5,000   Charleston Co. (SC) Sch. Dist. TANS, Ser. 2003,
               1.25%, due 4/14/04                                               MIG1                    $       5,010
      10,000   Davis Co. (UT) Sch. Dist. TANS, Ser. 2003, 1.50%, due 6/30/04    MIG1                           10,038
       7,260   Grapevine-Colleyville Independent Sch. Dist. TRANS,
               Ser. 2003, 2.00%, due 6/30/04                                                SP-1+               7,304
      10,000   Gwinnett Co. (GA) Sch. Dist. Construction Sales Tax Notes,
               Ser. 2003, 2.00%, due 12/29/03                                   MIG1                           10,014
       6,500   Minnesota Sch. Dist. Tax & Aid Anticipation Borrowing Prog.
               Cert. of Participation, Ser. 2003 A, 1.75%, due 8/27/04          MIG1                            6,542
       5,000   Oregon St. TANS, Ser. 2003, 2.25%, due 11/15/04                  MIG1        SP-1+               5,060
       8,000   Sacramento Co. (CA) TRANS, Ser. 2003 A, 2.00%, due 7/30/04       MIG1        SP-1+               8,063
       2,000   San Francisco (CA) City & Co. Unified Sch. Dist. TRANS,
               Ser. 2002, 1.75%, due 12/17/03                                   MIG1                            2,002
       1,200   Santa Barbara Co. (CA) TRANS, Ser. 2003 A,
               2.00%, due 7/23/04                                                           SP-1+               1,210
      10,000   Texas St. TRANS, Ser. 2003, 2.00%, due 8/31/04                   MIG1        SP-1+              10,072
       4,600   Wisconsin St. Operating Notes, Ser. 2003,
               2.25%, due 6/15/04                                               MIG1        SP-1+               4,631
                                                                                                        -------------
                                                                                                               69,946
                                                                                                        -------------

TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (0.9%)
       3,360   Ohio St. Bldg. Au. Fac. Rev. (Adult Correction), Ser. 1995 A,
               5.75%, due 10/1/08 PR 10/1/2004                                                                  3,536
                                                                                                        -------------

TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (2.9%)
BANK OF AMERICA
       1,700   Palm Beach Co. (FL) Rev. (The Norton Gallery and Sch.
               of Art, Inc. Proj.), Ser. 2000, 1.05%, VRDN due 5/1/30                        A-1+               1,700!!

BANK OF NOVA SCOTIA
       4,300   Harris Co. (TX) G.O., Ser. C, 0.85%, TECP due 12/4/03               P-1         A-1+               4,300(L)

CHASE MANHATTAN BANK, N.A.
       4,900   Miami-Dade Co. (FL) Arpt., 1.00%, TECP due 12/3/03                  P-1         A-1+               4,900(Y)

STATE STREET BANK AND TRUST COMPANY
       1,000   Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1,
               1.05%, due 6/1/26 Putable 6/1/04                                              A-1+               1,000
                                                                                                        -------------
                                                                                                               11,900
                                                                                                        -------------

TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (4.2%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       4,460   Colorado River (TX) Muni. Wtr. Dist. Wtr. Sys. Ref. Rev.,
               Ser. 2003, 3.00%, due 1/1/04                                                                     4,473
       1,300   Michigan Higher Ed. Std. Loan Au. Rev., Ser. 1991 XII-F,
               1.12%, VRDN due 10/1/20                                          VMIG1                           1,300

FINANCIAL SECURITY ASSURANCE INC.
      11,600   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2003 U,
               1.15%, VRDN due 2/1/31                                           VMIG1        A-1+              11,600~~
                                                                                                        -------------
                                                                                                               17,373
                                                                                                        -------------

TAX-EXEMPT SECURITIES--OTHER (2.0%)
       3,000   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network),
               Ser. 2003 A, 1.05%, due 11/15/22 Putable 7/6/04                  VMIG1        A-1+               3,000!!
       5,220   King Co. (WA) Lake Washington Sch. Dist. Number 414
               Unlimited Tax Ref. G.O., Ser. 2002, 3.00%, due 12/1/03                                           5,227
                                                                                                        -------------
                                                                                                                8,227
                                                                                                        -------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT CASH EQUIVALENT SECURITIES (22.2%)
$      1,800   Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995,
               1.13%, VRDN due 9/1/28                                           VMIG1        A-1+       $       1,800!!
       5,000   Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A,
               1.13%, VRDN due 3/1/29                                           VMIG1        A-1+               5,000!!
       8,300   Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997,
               1.13%, VRDN due 4/1/30                                           VMIG1        A-1+               8,300!!
       1,800   Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998,
               1.13%, VRDN due 4/1/31                                           VMIG1        A-1+               1,800!!
       2,000   Colorado Hsg. & Fin. Au. Multi-Family Hsg. Ref. Rev.
               (Huntersridge Proj.), Ser. 1996 E, 1.05%, VRDN due 10/15/16                   A-1+               2,000
       1,000   Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
               (Avalon Ridge Apts. Proj.), Ser. 1997, 1.00%, VRDN
               due 6/15/26                                                      VMIG1                           1,000!!
         200   East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.),
               Ser. 1989, 1.15%, VRDN due 11/1/19                                P-1         A-1+                 200!!
         200   East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.),
               Ser. 1993, 1.10%, VRDN due 3/1/22                                 P-1         A-1+                 200!!
       1,000   Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev.
               (Beneva Place Proj.), Ser. 1988 C, 0.95%, VRDN due 8/1/06        VMIG1                           1,000
       2,360   Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser. 1996 U,
               1.02%, VRDN due 12/1/29                                          VMIG1                           2,360!!
       2,500   Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 1997,
               1.10%, VRDN due 10/1/27                                                       A-1+               2,500!!
       6,000   Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
               1.10%, VRDN due 2/1/31                                           VMIG1        A-1+               6,000!!
         100   Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
               (Amoco Oil Co. Proj.), Ser. 1998, 1.20%, VRDN due 1/1/26         VMIG1        A-1+                 100!!
       3,900   Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
               (ExxonMobil Proj.), Ser. 2003, 1.13%, VRDN due 9/1/25             P-1         A-1+               3,900!!
         100   Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
               Ser. 1994, 1.20%, VRDN due 6/1/24                                VMIG1        A-1+                 100!!
         100   Gulf Coast (TX) Waste Disp. Au. Ref. PCR
               (Amoco Oil Co. Proj.), Ser. 1992, 1.15%, VRDN due 10/1/17        VMIG1                             100!!
         100   Hurley (NM) PCR (Kennecott Sante Fe Corp. Proj.),
               Ser. 1985, 1.15%, VRDN due 12/1/15                                P-1         A-1+                 100!!
         100   Jackson Co. (MS) Port Fac. Ref. Rev. (Chevron U.S.A.,
               Inc. Proj.), Ser. 1993, 1.15%, VRDN due 6/1/23                    P-1                              100!!
         100   Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 B,
               1.09%, VRDN due 11/1/14                                           P-1         A-1+                 100!!
      10,000   Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 C,
               1.09%, VRDN due 11/1/14                                           P-1         A-1+              10,000!!
         300   Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1985,
               1.12%, VRDN due 8/1/15                                            P-1         A-1+                 300!!
         200   Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 C,
               1.15%, VRDN due 7/1/17                                            P-1         A-1+                 200!!
         300   Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac.
               Rev. (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B,
               1.15%, VRDN due 1/1/29                                           VMIG1        A-1+                 300!!
      11,700   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
               Rev. (James Tower Dev.), Ser. 2002 A, 1.00%, VRDN
               due 6/15/32                                                       P-1          A-1              11,700!!
       1,500   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
               Rev. (Parkgate Dev.), Ser. 1998, 1.00%, VRDN due 10/15/28                     A-1+               1,500
       2,200   New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
               Rev. (The Foundry), Ser. 2002 A, 1.08%, VRDN due 8/15/32                      A-1+               2,200!!

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      7,900   New York St. Hsg. Fin. Agcy. Rev. (101 West End Avenue Hsg.),
               Ser. 1999 A, 1.12%, VRDN due 5/1/31                              VMIG1                   $       7,900!!
       1,100   Ohio St. Solid Waste Ref. Rev. (BP Prod. North America, Inc.
               Proj. - BP p.l.c.), Ser. 2002, 1.20%, VRDN due 8/1/34            VMIG1        A-1+               1,100!!
       3,400   Pinellas Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
               (Foxbridge Apts. Proj.), Ser. 1995 A, 1.02%, VRDN due 6/15/25                 A-1+               3,400!!
      11,000   Port of Port Arthur (TX) Navigation Dist. Rev.
               (BASF Corp. Proj.), Ser. 2000 A, 0.90%, TECP due 11/10/03         P-1                           11,000
       1,125   Salt Lake Co. (UT) Ref. PCR (Svc. Sta. Holdings, Inc.
               Proj.-The British Petroleum Co. p.l.c.), Ser. 1994,
               1.15%, VRDN due 2/1/08                                            P-1         A-1+               1,125!!
       2,200   Stanton Co. (NE) IDR (Nucor Corp. Proj.), Ser. 1996,
               1.13%, VRDN due 11/1/26                                          VMIG1        A-1+               2,200!!
         300   Uinta Co. (WY) Ref. PCR (Chevron U.S.A., Inc. Proj.),
               Ser. 1992, 1.15%, VRDN due 12/1/22                               VMIG1                             300!!
         100   Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.),
               Ser. 2001, 1.15%, VRDN due 1/1/31                                VMIG1                             100!!
         100   West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid Waste
               Disp. Rev. (BP Chemicals, Inc. Proj.), Ser. 1996,
               1.20%, VRDN due 4/1/31                                            P-1                              100!!
         500   Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser. 2000,
               1.20%, VRDN due 7/1/31                                           VMIG1        A-1+                 500!!
         400   Whiting (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil
               Co. Proj.), Ser. 1999, 1.20%, VRDN due 1/1/26                    VMIG1        A-1+                 400!!
                                                                                                        -------------
                                                                                                               90,985
                                                                                                        -------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (38.6%)
ABN AMRO BANK NV
       1,000   Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
               Ser. 1992, 1.20%, VRDN due 12/1/22                               VMIG1        A-1+               1,000!!
        150    Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig.
               Group Proj.), Ser. 1992, 1.15%, VRDN due 12/1/16                 VMIG1                             150!!

BANK OF AMERICA
       1,200   Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
               Corp., Texas Proj.), Ser. 1994, 1.17%, VRDN due 11/1/15          VMIG1                           1,200!!
       2,400   Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
               Ser. 1998 E, 0.99%, VRDN due 6/1/17                                           A-1+               2,400!!
       1,825   Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
               (Lakewood Shores Apts. Proj.), Ser. 2000 A,
               1.10%, VRDN due 4/1/33                                                        A-1+               1,825!!
         300   Louisiana Pub. Fac. Au. IDR (Kenner Hotel L.P. Proj.),
               Ser. 1985, 1.15%, VRDN due 12/1/15                                P-1                              300!!
       2,800   Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
               Hsg. Rev., Ser. 1996 A, 1.05%, VRDN due 9/1/06                   VMIG1                           2,800
         700   Port of Portland (OR) Spec. Oblig. Rev. (Horizon Air Ind.,
               Inc. Proj.), Ser. 1997, 1.20%, VRDN due 6/15/27                               A-1+                 700!!

BANK OF NEW YORK
      10,000   New York City (NY) G.O., Sub. Ser. 2002 C-5,
               1.10%, VRDN due 8/1/20                                           VMIG1        A-1+              10,000

BANK OF NOVA SCOTIA
         200   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2000 M,
               1.20%, VRDN due 8/1/33                                           VMIG1         A-1                 200
       3,510   Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A,
               0.85%, TECP due 2/3/04                                            P-1          A-1               3,510

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @                                     RATING #@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,331   Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A,
               0.90%, TECP due 2/3/04                                            P-1          A-1       $       2,331
       2,000   Wisconsin St. G.O., Ser. A, 0.85%, TECP due 1/8/04                P-1          A-1               2,000(L)

BANK ONE
       2,000   Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm.
               Hosp. Proj.), Ser. 2000, 1.20%, VRDN due 10/1/30                 VMIG1         A-1               2,000!!
       1,100   Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991,
               1.10%, VRDN due 7/1/15                                           VMIG1        A-1+               1,100!!
       1,200   Galveston (TX) Ind. Dev. Corp. Ref. Rev. (Mitchell
               Interests Proj.), Ser. 1993 A, 1.25%, VRDN due 9/1/13                          A-1               1,200
       2,000   Lake Charles (LA) Harbor & Rev. Dist. Ref. Rev.
               (Conoco, Inc. Proj.), Ser. 1999 A, 1.05%, VRDN due 9/1/29        VMIG1        A-1+               2,000!!
       4,000   Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
               Ser. 1999, 1.07%, VRDN due 9/1/31                                              A-1               4,000!!
BANQUE NATIONALE DE PARIS
      2,500    Pinal Co. (AZ) Ind. Dev. Au. Ref. PCR (Magma Copper
               Co. Proj.), Ser. 1992, 1.05%, VRDN due 12/1/11                   VMIG1        A-1+               2,500!!

BARCLAYS BANK INT'L., LTD.
       9,536   Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
               Generating Proj.), Ser. 1990, 1.10%, VRDN due 1/1/14             VMIG1                           9,536!!
       1,400   Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.),
               Ser. 1988, 1.20%, VRDN due 9/1/18                                 P-1                            1,400!!

BAYERISCHE LANDESBANK GIROZENTRALE
         300   Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt.
               Second Lien), Ser. 1988 B, 1.02%, VRDN due 1/1/18                VMIG1                             300
         100   Idaho Hlth. Fac. Au. Rev. (St. Luke's Reg. Med. Ctr. Proj.),
               Ser. 2000, 1.15%, VRDN due 7/1/30                                VMIG1        A-1+                 100(YY)!!
         875   New York St. Job Dev. Au. Spec. Purp. Rev., Ser. 1989 A-1
               through A-42, 1.13%, VRDN due 3/1/05                             VMIG1                             875(e)

CHASE MANHATTAN BANK, N.A.
       2,000   Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
               (Brazosport Mem. Hosp.), Ser. 1999, 1.10%, VRDN due 7/1/13       VMIG1                           2,000!!
       1,455   Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg.,
               Inc. Proj.), Ser. 1997, 1.10%, VRDN due 12/1/12                  VMIG1         A-1               1,455!!
         400   Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake
               Mining Co. Proj.), Ser. 1997 A, 1.25%, VRDN due 7/1/32            P-1                              400!!

CITIBANK, N.A.
       1,100   Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc. Proj.),
               Ser. 1984, 1.12%, VRDN due 12/1/14                                P-1                            1,100!!

CREDIT SUISSE
       1,000   Texas Capital Hlth. Fac. Dev. Corp. (Island on Lake
               Travis Ltd. Proj.), Ser. 1986, 1.12%, VRDN due 12/1/16                        A-1+               1,000

DEUTSCHE BANK AG
       2,000   Elk Co. (PA) IDA Solid Waste Disp. Rev. (Willamette Ind.,
               Inc. Proj.), Ser. 1992, 1.10%, VRDN due 8/1/10                                A-1+               2,000!!
       1,900   Lincoln Parish (LA) Exempt Fac. Rev. (Willamette Ind.,
               Inc. Proj.), Ser. 1996, 1.10%, VRDN due 4/1/26                                A-1+               1,900!!

FIRST UNION NATIONAL BANK
       1,385   Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev.
               (Temple East, Inc.), Ser. 1999 B, 1.10%, VRDN due 6/1/14                      A-1+               1,385!!
       3,100   Washington Co. (PA) Au. Lease Rev. (Higher Ed. Pooled
               Equip. Leasing Prog.), Ser. 1985 A, 1.15%, VRDN due 11/1/05      VMIG1                           3,100
       1,340   Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
               Sr. Living Comm.), Ser. 1992, 1.05%, VRDN due 11/1/25                          A-1               1,340

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
FLEET BANK, N.A.
$        600   New Hampshire Hlth. & Ed. Fac. Au. Rev. (St. Anselm College),
               Ser. 2002, 1.15%, VRDN due 7/1/32                                VMIG1                   $         600!!

GENERAL ELECTRIC CAPITAL CORP.
       1,000   Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec.
               Cap. Corp.), Ser. 1997 G, 1.01%, VRDN due 12/1/31                 P-1         A-1+               1,000!!

HARRIS TRUST AND SAVINGS BANK
         200   Illinois Dev. Fin. Au. IDR (Grayhill, Inc. Proj.), Ser. 1995 C,
               1.20%, VRDN due 2/1/05                                                        A-1+                 200
         400   Illinois Dev. Fin. Au. IDR (Overton Gear & Tool Corp. Proj.),
               Ser. 1994, 1.11%, VRDN due 10/1/08                                            A-1+                 400

KBC BANK
       1,800   Emmaus (PA) Gen. Au. Local Gov't. Rev. (Bond Pool Prog.),
               Ser. 1989 H, 1.07%, VRDN due 3/1/24                                            A-1               1,800

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE
         100   Jay Street (NY) Dev. Corp. Courts Fac. Lease Rev.
               (New York City - Jay Street Proj.), Ser. 2001 A-2, 1.11%,
               VRDN due 5/1/20                                                  VMIG1        A-1+                 100
         300   New York City (NY) Transitional Fin. Au. Rev. (NYC Rec.),
               Ser. 2002 Sub. Ser. 1D, 1.12%, VRDN due 11/1/22                  VMIG1                             300
       4,000   North Carolina St. Pub. Imp. G.O., Ser. 2002 F, 1.00%,
               VRDN due 5/1/21                                                   MIG1        A-1+               4,000
       4,700   Northampton Co. (PA) Higher Ed. Au. College Funding Oblig. Rev.
               (Lafayette College), Ser. 1998 A, 1.00%, VRDN due 11/1/28                     A-1+               4,700

LASALLE NATIONAL BANK
       1,900   Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
               Manufactured Prod., Inc. Proj.), Ser. 2002, 1.25%,
               VRDN due 2/1/27                                                               A-1+               1,900!!

MORGAN GUARANTY TRUST CO.
       2,800   Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A,
               1.12%, VRDN due 11/15/17                                          P-1                            2,800
         300   New York City (NY) G.O., Sub. Ser. 1993 A-10,
               1.15%, VRDN due 8/1/17                                           VMIG1        A-1+                 300
         100   New York City (NY) G.O., Sub. Ser. 1994 E-2,
               1.13%, VRDN due 8/1/20                                           VMIG1        A-1+                 100
       5,200   Rochester (MN) Hlth. Care Fac. Rev. (Mayo Clinic),
               Ser. 2000 A, 0.93%, TECP due 1/22/04                                          A-1+               5,200

NATIONAL WESTMINSTER BANK PLC
         300   Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
               Cogeneration Proj.), Ser. 1990 A, 1.12%, VRDN due 10/1/17        VMIG1        A-1+                 300!!
         300   Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
               Cogeneration Proj.), Ser. 1990 D, 1.15%, VRDN due 10/1/17        VMIG1        A-1+                 300!!

NORTHERN TRUST CO.
         200   Iowa Higher Ed. Loan Au. Rev. (Private College - St. Ambrose),
               Ser. 2003, 1.15%, VRDN due 4/1/33                                             A-1+                 200!!
         200   St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame
               du Lac Proj.), Ser. 2002, 0.95%, VRDN due 3/1/37                 VMIG1                             200(MM)!!

SOCIETE GENERALE
       2,865   Chicago (IL) O'Hare Int'l. Arpt. Gen. Arpt. 2nd Lien Rev.,
               Ser. 1984 B, 0.95%, VRDN due 1/1/15                              VMIG1        A-1+               2,865
       1,800   Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev.
               (Compagnie Nationale Air France Proj.), Ser. 1990,
               1.17%, VRDN due 5/1/18                                                        A-1+               1,800!!

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      3,400   Los  Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
               (Los Angeles Int'l. Arpt.), Ser. 1985, 1.15%,
               VRDN due 12/1/25                                                              A-1+       $       3,400!!
       3,500   Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
               Ser. 1994 B, 1.10%, VRDN due 4/1/28                              VMIG1        A-1+               3,500
       2,900   Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
               Ser. 1995 A, 1.02%, VRDN due 4/1/29                                           A-1+               2,900
       5,000   Riverside-San Bernardino (CA) Hsg. & Fin. Agcy. Lease Rev.
               Pass-Through Oblig., Ser. 2001 A, 1.05%, VRDN due 7/1/06                      A-1+               5,000!!

STATE STREET BANK AND TRUST COMPANY
       3,000   Arizona Ed. Loan Mktg. Corp. Ed. Loan Rev., Ser. 1991 A,
               1.10%, VRDN due 12/1/20                                          VMIG1                           3,000
         700   Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1,
               1.17%, VRDN due 7/1/19                                                        A-1+                 700
       2,000   Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3,
               1.17%, VRDN due 6/1/26                                                        A-1+               2,000

SUNTRUST BANK
         600   DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev.
               (Egleston Children's Hosp.), Ser. 1994 A, 1.12%, VRDN
               due 3/1/24                                                       VMIG1        A-1+                 600!!
         700   Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
               Ser. 1989, 1.15%, VRDN due 8/1/19                                VMIG1                             700!!

TORONTO DOMINION BANK
       2,500   Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev.,
               Ser. 1998 A, 1.12%, VRDN due 1/1/18                              VMIG1        A-1+               2,500
       3,300   Montgomery Co. (MD), 0.85%, TECP due 1/8/04                         P-1                          3,300

UNION BANK OF SWITZERLAND
         300   Alaska Ind. Dev. & Export Au. Fac. Rev. (Fairbanks Gold
               Mining, Inc. Proj.), Ser. 1997, 1.07%, VRDN due 5/1/09           VMIG1        A-1+                 300!!
         300   Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
               1.02%, VRDN due 7/1/25                                           VMIG1        A-1+                 300
         760   Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
               Ser. 1986, 1.12%, VRDN due 12/1/11                               VMIG1                             760!!

WACHOVIA BANK & TRUST CO.
         500   Fulco (GA) Hosp. Au. Anticipation Cert. Rev.
               (Shepherd Ctr., Inc. Proj.), Ser. 1997, 1.12%, VRDN
               due 9/1/17                                                                   A-1+                 500!!
       4,300   Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev.
               (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 1.01%, VRDN
               due 4/1/24                                                       VMIG1        A-1+               4,300!!
         500   Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam, Inc. Proj.),
               Ser. 1996, 1.10%, VRDN due 8/1/31                                VMIG1        A-1+                 500!!
       9,000   North Carolina Med. Care Commission Hlth. Care Fac. Rev.,
               (FirstHealth of the Carolinas Proj.), Ser. 2002,
               1.12%, VRDN due 10/1/32                                          VMIG1         A-1               9,000!!
       1,200   South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg.
               Med. Ctr.), Ser. 1995 B, 1.05%, VRDN due 11/1/25                 VMIG1        A-1+               1,200!!
       1,850   South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF
               Hsg., Inc. Proj.), Ser. 1987 A, 1.70%, VRDN due 11/1/07           P-1                            1,850!!

WELLS FARGO & CO.
         800   New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
               Ser. 1985, 0.95%, VRDN due 8/1/14                                             A-1+                 800

WESTDEUTSCHE LANDESBANK GIROZENTRALE
       5,400   California Hsg. Fin. Agcy. Home Mtge. Rev.,
               Ser. 1999 J-2, 1.02%, VRDN due 8/1/20                            VMIG1        A-1+               5,400(E)
       1,825   Clark Co. (NV) Arpt. Sys. Sub. Lien Rev.,
               Ser. 1995 A-1, 1.07%, VRDN due 7/1/25                            VMIG1        A-1+               1,825

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,000   Nueces Co. (TX) Port of Corpus Christi Au. Marine Term. Rev.
               (Reynolds Metal Co.), Ser. 1984, 0.95%, VRDN due 9/1/14                       A-1+       $       2,000!!
       4,000   Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev.
               (Reliant Energy Seward, LLC Proj.), Ser. 2001 A,
               1.17%, VRDN due 12/1/36                                          VMIG1                           4,000!!
         200   Southern (CA) Metro. Wtr. Dist. Wtr. Au. Rev.,
               Ser. 2000 B-3, 1.15%, VRDN due 7/1/35                            VMIG1        A-1+                 200
                                                                                                        -------------
                                                                                                              158,707
                                                                                                        -------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (13.8%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       1,500   Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev.
               (Incarnate Word Hlth. Sys.), Ser. 1998 B,
               1.04%, VRDN due 8/15/28                                          VMIG1       SP-1+               1,500!!
       2,600   Indiana Secondary Mkt. for Ed. Loans, Inc. Rev.,
               Ser. 1988 B, 1.10%, VRDN due 12/1/13                             VMIG1        A-1+               2,600
       1,160   Michigan Higher Ed. Std. Loan Au. Ref. Rev.,
               Ser. 1988 XII-B, 1.12%, VRDN due 10/1/13                         VMIG1         A-1               1,160
       2,000   Pennsylvania St. Higher Ed. Assist. Agcy. Std.
               Loan Rev., Ser. 1995 A, 1.05%, VRDN due 12/1/25                  VMIG1        A-1+               2,000(M)
       2,000   Utah St. Board of Regents Std. Loan Rev.,
               Ser. 1995 L, 1.10%, VRDN due 11/1/25                                          A-1+               2,000

FINANCIAL GUARANTY INSURANCE CO.
       3,300   Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.),
               Ser. 1985, 1.04%, VRDN due 10/1/15                               VMIG1         A-1               3,300
       1,340   Central Bucks (PA) Sch. Dist., Ser. 2000 A,
               1.10%, VRDN due 2/1/20                                           VMIG1                           1,340
       4,000   Detroit (MI) Wtr. Supply Sys. Second Lien Ref. Rev.,
               Ser. 2001-C, 1.05%, VRDN due 7/1/29                              VMIG1                           4,000
         680   Eastern Michigan Univ. Board of Regents Gen. Ref. Rev.,
               Ser. 2001, 1.15%, VRDN due 6/1/27                                             A-1+                 680
       9,485   Massachusetts Wtr. Res. Au. Multi-Modal
               Subordinated Gen. Rev., Ser. 2001 A, 1.10%, VRDN due 8/1/23                   A-1+               9,485
         700   New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
               Ser. 1992 C, 1.15%, VRDN due 6/15/22                             VMIG1        A-1+                 700

FINANCIAL SECURITY ASSURANCE INC.
         300   California Hsg. Fin. Agcy. Home Mtge. Rev.,
               Ser. 2003 U, 1.15%, VRDN due 2/1/32                              VMIG1        A-1+                 300~~
       7,600   Long Island (NY) Pwr. Au. Elec. Sys. Gen. Rev.,
               Ser. 2003 E, 1.05%, VRDN due 12/1/29                             VMIG1        A-1+               7,600~~

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
      14,000   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 J,
               1.15%, VRDN due 2/1/33                                           VMIG1        A-1+              14,000(ee)
       1,485   Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A,
               1.12%, VRDN due 7/1/17                                           VMIG1         A-1               1,485
         325   Clark Co. (NV) Arpt. Sub. Lien Rev., Ser. 1998 B,
               1.02%, VRDN due 7/1/28                                           VMIG1        A-1+                 325
         410   Harris Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
               (Texas Children's Hosp. Proj.), Ser. 1999 B-1,
               1.15%, VRDN due 10/1/29                                          VMIG1        A-1+                 410!!
         900   Kentucky Higher Ed. Std. Loan Corp. Rev., Ser. 1996 A,
               1.10%, VRDN due 6/1/26                                           VMIG1        A-1+                 900
         200   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
               Ser. 1985 D, 1.15%, VRDN due 1/1/35                              VMIG1                             200

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~@@                  VALUE ++
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$      2,625   Michigan St. Hsg. Dev. Au. Rental Hsg. Rev.,
               Ser. 2002 C, 1.07%, VRDN due 4/1/21                                           A-1+       $       2,625(LL)
          85   New York City (NY) G.O., Sub. Ser. 1995 B-3,
               1.15%, VRDN due 8/15/04                                          VMIG1        A-1+                  85
                                                                                                        -------------
                                                                                                               56,695
                                                                                                        -------------

               TOTAL INVESTMENTS (101.6%)                                                                     417,369

               Liabilities, less cash, receivables and other assets [(1.6%)]                                   (6,445)
                                                                                                        -------------
               TOTAL NET ASSETS (100.0%)                                                                $     410,924
                                                                                                        -------------

                                               NEUBERGER BERMAN OCTOBER 31, 2003


SCHEDULE OF INVESTMENTS Municipal Securities Trust

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (5.0%)
$      1,000   Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A,
               5.60%, due 6/15/08 P/R 6/15/05                                    Aaa          AAA       $       1,080
         875   New York City (NY) Transitional Fin. Au. Future Tax Secured Rev.,
               Ser. 2000 B, 6.00%, due 11/15/19 P/R 5/15/10                                   AAA               1,040
                                                                                                        -------------
                                                                                                                2,120
                                                                                                        -------------
TAX-EXEMPT SECURITIES-BACKED BY INSURANCE (40.6%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       1,000   Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996,
               6.50%, due 1/1/06                                                 Aaa          AAA               1,102
       1,000   Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000,
               5.75%, due 12/15/15                                               Aaa          AAA               1,134

FINANCIAL GUARANTY INSURANCE CO.
       1,000   Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995,
               6.25%, due 10/1/06                                                Aaa          AAA               1,127
         750   Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. &
               Site Imp. Ref. G.O., Ser. 1998 C, 5.25%, due 5/1/13               Aaa          AAA                 834
       1,000   Grapevine (TX) Combination Tax & Tax Increment Reinvestment
               Zone Rev., Ser. 2000, 5.63%, due 8/15/15                          Aaa          AAA               1,116
       1,000   Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
               Ser. 2000, 6.00%, due 7/1/12 P/R 7/1/10                           Aaa          AAA               1,190
       1,205   Salinas (CA) Union High Sch. Dist. G.O., Ser. 2003 A,
               5.25%, due 10/1/14                                                Aaa          AAA               1,342
         500   Scottsdale (AZ) Excise Tax Rev., Ser. 1998, 6.00%, due 7/1/07     Aaa          AAA                 568
       1,000   Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B,
               5.13%, due 10/1/09                                                Aaa          AAA               1,117

FINANCIAL SECURITY ASSURANCE INC.
       1,150   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A,
               4.50%, due 8/1/12                                                 Aaa          AAA               1,232
         800   Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch.
               Dist. Number 202 Sch. Bldg. G.O., Ser. 2001,
               5.38%, due 1/1/13                                                              AAA                 885

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
       1,395   Florida Muni. Loan Council Rev., Ser. 2002 C,
               5.25%, due 11/1/15                                                             AAA               1,538
         500   Metro. (IL) Pier & Exposition Au. Dedicated St. Tax Rev.
               (McCormick Place Expansion), Ser. 2002 A,
               5.25%, due 6/15/08                                                Aaa          AAA                 560
       1,000   Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au.
               Natural Gas Supply Proj.), Ser. 1998, 5.00%, due 1/1/08           Aaa          AAA               1,104
       1,100   Orange Co. (CA) Local Trans. Au. Measure M Sales Tax
               (Limited Tax) Second Sr. Rev., Ser. 1998 A, 5.50%, due 2/15/10    Aaa          AAA               1,260
       1,000   Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14                Aaa          AAA               1,094
                                                                                                        -------------
                                                                                                               17,203
                                                                                                        -------------
TAX-EXEMPT SECURITIES--OTHER (50.7%)
       1,000   Board of Regents of the Texas A&M Univ. Sys. Perm. Univ.
               Fund Rev., Ser. 1998, 5.00%, due 7/1/08                           Aaa          AAA               1,111
       1,000   Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1,
               5.00%, due 6/15/08                                                Aaa          AAA               1,114
         400   Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O.,
               Ser. 1994 A, 6.50%, due 6/1/10                                    Aa3          AA-                 479

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
$        500   Florida St. Board of Ed. Cap. Outlay Ref. G.O.,
               Ser. 1998 B, 5.25%, due 6/1/09                                    Aa2          AA+       $         564
       1,000   Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10      Aa2          AAA               1,126
       1,000   Indiana St. Office Bldg. Commission Fac. Ref. Rev.,
               Ser. 1998 A, 5.13%, due 7/1/14                                    Aa2                            1,080
       1,000   Lake Co. (IL) Forest Preserve Dist. Ref. G.O.,
               Ser. 1997, 5.50%, due 2/1/09                                      Aa1          AAA               1,131
       1,000   Lake Co. (IL) Sch. Dist. No. 109 Deerfield Ref. G.O.,
               Ser. 1999 C, 5.00%, due 12/15/14                                  Aa2          AA+               1,090
       1,000   Minnesota St. Var. Purp. G.O., 5.25%, due 8/1/13                  Aaa          AAA               1,093
          45   Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
               Ser. 1993 C, 6.05%, due 9/1/07                                     A                                45
       1,000   Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
               (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B,
               5.50%, due 1/1/11                                                 Aaa          AAA               1,136
       1,000   Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06      Aa2          AA                1,106
         575   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
               Ser. 1999 A, 5.63%, due 6/15/13                                   Aa3          AA                  654
       1,000   New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract
               Rev., Ser. 1997, 5.25%, due 4/1/10                                 A3          AA-               1,108
         500   New York Tobacco Settlement Fin. Corp. Asset-Backed Rev.,
               Ser. 2003 A-1, 5.25%, due 6/1/12                                               AA-                 525
       1,000   Northside (TX) Independent Sch. Dist. Unlimited Tax
               Sch. Bldg. G.O., Ser. 1999 A, 6.38%, due 8/15/09                  Aaa          AAA               1,184
         500   Oklahoma City (OK) Ref. G.O., Ser. 1993, 5.55%, due 8/1/11        Aa2          AA                  575
         735   Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A,
               5.80%, due 2/1/16                                                 Aaa          AAA                 819
       1,000   South Carolina St. Budget & Ctrl. Board St. Fac. Installment
               Purchase Rev. (Dept. of Pub. Safety Proj.), Ser. 2003,
               4.50%, due 1/1/11                                                 Aa2          AA+               1,073
         500   South Carolina St. Cap. Imp. G.O., Ser. 2001 B,
               5.38%, due 4/1/13                                                              AAA                 559
       1,000   Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%, due 10/1/09    Aa1          AA                1,114
       1,000   Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev.,
               Ser. 1996 B, 5.25%, due 7/15/13                                                AAA               1,093
       1,000   Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                     Aaa          AAA               1,115
         500   Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
               Ser. 2002, 5.00%, due 10/1/10                                                  AA-                 554
                                                                                                        -------------
                                                                                                               21,448
                                                                                                        -------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (1.2%)
SOCIETE GENERALE
         100   Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
               (Los Angeles Int'l. Arpt.), Ser. 1985, 1.15%, VRDN               VMIG1        A-1+                 100!!
               due 12/1/25
         400   Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac.
               Completion Rev. (Los Angeles Int'l. Arpt.), Ser. 1989,
               1.20%, VRDN due 12/1/25                                          VMIG1        A-1+                 400!!
                                                                                                        -------------
                                                                                                                  500
                                                                                                        -------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (1.0%)
FINANCIAL SECURITY ASSURANCE INC.
         100   California Hsg. Fin. Agcy. Home Mtge. Rev.,
               Ser. 2003 U, 1.15%, VRDN due 2/1/31                              VMIG1        A-1+                 100

PRINCIPAL AMOUNT                     SECURITY @                                     RATING ~                    VALUE +
(000'S OMITTED)                                                                MOODY'S        S&P     (000'S OMITTED)
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
$        300   California Hsg. Fin. Agcy. Rev. Home Mtge. Rev.,
               Ser. 2001 U, 1.15%, VRDN due 8/1/32                              VMIG1        A-1+       $         300
                                                                                                        -------------
                                                                                                                  400
                                                                                                        -------------
               TOTAL INVESTMENTS (98.5%) (COST $39,494)                                                        41,671##

               Cash, receivables and other assets, less liabilities (1.5%)                                        656
                                                                                                        -------------
               TOTAL NET ASSETS (100.0%)                                                                $      42,327
                                                                                                        -------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Neuberger Berman Income Funds (the "Trust") believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.
#    At cost, which approximates market value.
## At October 31, 2003, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                    GROSS            GROSS               NET
(000'S OMITTED)                                                UNREALIZED       UNREALIZED        UNREALIZED
NEUBERGER BERMAN                                   COST      APPRECIATION     DEPRECIATION      APPRECIATION
HIGH INCOME BOND FUND                         $ 504,735          $ 13,704          $ 1,919          $ 11,785
LIMITED MATURITY BOND FUND                      234,441             1,906              984               922
MUNICIPAL SECURITIES TRUST                       39,494             2,180                3             2,177

@ Municipal securities held by Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 78% and 49% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.
@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.
~    Credit ratings are unaudited.
*    Non-income producing security.
** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 2003, these securities amounted to $81,684,000 or 15.7% of net assets for Neuberger Berman High Income Bond Fund ("High Income") and $7,754,000 or 3.3% of net assets for Neuberger Berman Limited Maturity Bond Fund.

See Notes to Financial Statements

! All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
!!   Security is guaranteed by the corporate or non-profit obligor.
(L) Security is subject to a fractional guarantee provided by Bank of Nova Scotia and Lloyds Bank, p.l.c., each backing 50% of the total principal.
(LL) Security is subject to a guarantee provided by Landesbank Hessen-Thueringen Girozentrale, backing 100% of the total principal.
(M) Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.
(MM) Security is subject to a fractional guarantee provided by Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.
(e) Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale and Chase Manhattan Bank, N.A., each backing 45% and 55%, respectively, of the total principal.
(ee) Security is subject to a guarantee provided by Lloyds Bank, p.l.c., backing 100% of the total principal.
(Y) Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale, Chase Manhattan Bank, N.A., and State Street Bank and Trust Company, each backing 25%, 37.5%, and 37.5%, respectively, of the total principal.
(YY) Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale and Chase Manhattan Bank, N.A., each backing 65% and 35%, respectively, of the total principal.
~~ Security is subject to a guarantee provided by Dexia, Inc., backing 100% of the total principal.
(E) Security is subject to a guarantee provided by Municipal Bond Investors Assurance Corp., backing 100% of the total principal.
(Q) Security purchased on a when-issued basis. At October 31, 2003, these securities amounted to $10,295,000 for High Income.
(QQ) Security is segregated as collateral for when-issued purchase commitments. (^) Non-income producing security - in default.
^^   Not rated by a nationally recognized statistical rating organization.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                       CASH    GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                        RESERVES    MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS                                 $   622,870   $ 1,125,950
     Cash                                                             --             1
     Interest receivable                                             101           116
     Receivable for securities sold                                   --            --
     Receivable for Fund shares sold                                 146         9,856
     Receivable from administrator--net (Note B)                      --            --
     Prepaid expenses and other assets                                 9             8
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                     623,126     1,135,931
--------------------------------------------------------------------------------------

LIABILITIES
     Dividends payable                                               173           550
     Payable for collateral on securities loaned (Note A)             --            --
     Payable for securities purchased                                 --            --
     Payable for Fund shares redeemed                              4,824        56,497
     Payable to investment manager (Note B)                          137           241
     Payable to administrator--net (Note B)                          151           164
     Accrued expenses and other payables                             141           134
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  5,426        57,586
--------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                          $   617,700   $ 1,078,345
--------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                         $   617,690   $ 1,078,326
     Undistributed (distributions in excess of)
     net investment income                                            --            --
     Accumulated net realized gains (losses) on investments           10            19
     Net unrealized appreciation (depreciation) in
     value of investments                                             --            --
--------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                          $   617,700   $ 1,078,345
--------------------------------------------------------------------------------------

NET ASSETS
     Investor Class                                          $   617,700   $ 1,078,345
     Trust Class                                                      --            --

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
AUTHORIZED)
     Investor Class                                              617,690     1,078,326
     Trust Class                                                      --            --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                          $      1.00   $      1.00
     Trust Class                                                      --            --
+Securities on loan, at market value                         $        --   $        --
--------------------------------------------------------------------------------------
*COST OF INVESTMENTS                                         $   622,870   $ 1,125,950
--------------------------------------------------------------------------------------

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                HIGH INCOME  LIMITED MATURITY  MUNICIPAL MONEY  MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                       BOND FUND         BOND FUND             FUND                 TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTE A)--SEE
     SCHEDULE OF INVESTMENTS                                 $   516,520       $   235,363      $   417,369           $    41,671
     Cash                                                          1,220                17               44                    29
     Interest receivable                                          10,520             2,456              949                   625
     Receivable for securities sold                               12,892                --                5                    --
     Receivable for Fund shares sold                               2,876               489              270                   107
     Receivable from administrator--net (Note B)                      --                --               --                     2
     Prepaid expenses and other assets                                 5                 3                3                    --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     544,033           238,328          418,640                42,434
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
     Dividends payable                                               309                35              129                    15
     Payable for collateral on securities loaned (Note A)          4,156                --               --                    --
     Payable for securities purchased                             18,624             1,894               --                    --
     Payable for Fund shares redeemed                                931               210            7,275                    26
     Payable to investment manager (Note B)                          198                49               98                     9
     Payable to administrator--net (Note B)                          111                44              104                    --
     Accrued expenses and other payables                              53               140              110                    57
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 24,382             2,372            7,716                   107
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                          $   519,651       $   235,956      $   410,924           $    42,327
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                         $   522,384       $   254,181      $   410,930           $    39,992
     Undistributed (distributions in excess of)
     net investment income                                            25            (1,224)               1                    --
     Accumulated net realized gains (losses) on investments      (14,571)          (19,574)              (7)                  158
     Net unrealized appreciation (depreciation) in
     value of investments                                         11,813             2,573               --                 2,177
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                          $   519,651       $   235,956      $   410,924           $    42,327
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
     Investor Class                                          $   519,651       $   199,414      $   410,924           $    42,327
     Trust Class                                                      --            36,542               --                    --

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
AUTHORIZED)
     Investor Class                                               56,153            20,760          411,004                 3,569
     Trust Class                                                      --             3,992               --                    --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                          $      9.25       $      9.61      $      1.00           $     11.86
     Trust Class                                                      --              9.15               --                    --
+Securities on loan, at market value                         $     3,602       $        --      $        --           $        --
---------------------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS                                         $   504,707       $   232,790      $   417,369           $    39,494
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                            GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                       CASH         MONEY
(000'S OMITTED)                                                 RESERVES          FUND
INVESTMENT INCOME
Interest income (Note A)                                     $     9,283   $    14,173
Income from securities loaned-net                                     --            --
--------------------------------------------------------------------------------------
Total income                                                       9,283        14,173
--------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Note B)                                 1,777         2,693
Administration fee (Note B):
       Investor Class                                              1,981         3,126
       Trust Class                                                    --            --
Shareholder servicing agent fees:
       Investor Class                                                235            79
       Trust Class                                                    --            --
Auditing fees                                                         31            31
Custodian fees (Note B)                                              183           222
Insurance expense                                                     17            25
Legal fees                                                            29            26
Registration and filing fees                                          30            87
Reimbursement of expenses previously assumed by
administrator (Note B)                                                --            --
Shareholder reports                                                    9            18
Trustees' fees and expenses                                           30            31
Miscellaneous                                                         --           217
--------------------------------------------------------------------------------------
Total expenses                                                     4,322         6,555

Expenses reimbursed by administrator (Note B)                         --        (1,345)
Expenses reduced by custodian fee expense offset
arrangement (Note B)                                                  --            --
--------------------------------------------------------------------------------------
Total net expenses                                                 4,322         5,210
--------------------------------------------------------------------------------------
Net investment income (loss)                                       4,961         8,963
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                11            19
Net realized gain (loss) on financial futures contracts
(Note A)                                                              --            --
Net realized gain (loss) on foreign currency (Note A)                 --            --
Change in net unrealized appreciation (depreciation)
in value of:
       Investment securities (Note A)                                 --            --
       Foreign currency (Note A)                                      --            --
       -------------------------------------------------------------------------------
Net gain (loss) on investments                                        11            19
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                   $     4,972   $     8,982
--------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                             HIGH INCOME       LIMITED     MUNICIPAL      MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                       BOND      MATURITY         MONEY     SECURITIES
(000'S OMITTED)                                                     FUND     BOND FUND          FUND          TRUST
INVESTMENT INCOME
Interest income (Note A)                                     $    25,120   $     9,274   $     5,553    $     1,716
Income from securities loaned-net                                     39            --            --             --
-------------------------------------------------------------------------------------------------------------------
Total income                                                      25,159         9,274         5,553          1,716
-------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Note B)                                 1,623           647         1,258            107
Administration fee (Note B):
       Investor Class                                                913           588         1,359            115
       Trust Class                                                    --           206            --             --
Shareholder servicing agent fees:
       Investor Class                                                154           173            24             33
       Trust Class                                                    --            22            --             --
Auditing fees                                                         35            37            31             35
Custodian fees (Note B)                                              149           157           211             40
Insurance expense                                                      1             5             9              1
Legal fees                                                            56            26            26             26
Registration and filing fees                                          29            47            35             26
Reimbursement of expenses previously assumed by
administrator (Note B)                                                 2            --            --             --
Shareholder reports                                                    7            14            10              2
Trustees' fees and expenses                                           29            32            30             28
Miscellaneous                                                         33            36            58              6
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                     3,031         1,990         3,051            419

Expenses reimbursed by administrator (Note B)                         --          (135)           --           (140)
Expenses reduced by custodian fee expense offset
arrangement (Note B)                                                  (2)           --            (1)            (1)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                                 3,029         1,855         3,050            278
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      22,130         7,419         2,503          1,438
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold             4,436         2,389            --            158
Net realized gain (loss) on financial futures contracts
(Note A)                                                              --            (5)           --             --
Net realized gain (loss) on foreign currency (Note A)                 --           182            --             --
Change in net unrealized appreciation (depreciation)
in value of:
       Investment securities (Note A)                             11,135        (1,934)           --            251
       Foreign currency (Note A)                                      --            (1)           --             --
       ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    15,571           631            --            409
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                   $    37,701   $     8,050   $     2,503    $     1,847
-------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             CASH RESERVES           GOVERNMENT MONEY FUND
                                                       -------------------------   -------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR          YEAR          YEAR          YEAR
                                                             ENDED         ENDED         ENDED         ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2003          2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                           $     4,961   $    13,552   $     8,963   $    17,332
Net realized gain (loss) on investments                         11            (1)           19             6
Change in net unrealized appreciation
(depreciation) of investments                                   --            --            --            --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                    4,972        13,551         8,982        17,338
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):
NET INVESTMENT INCOME:
Investor Class                                              (4,961)      (13,552)       (8,963)      (17,332)
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                  --          (103)           (6)           (4)
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (4,961)      (13,655)       (8,969)      (17,336)
------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE E):
PROCEEDS FROM SHARES SOLD:
Investor Class                                             673,876       994,396     1,592,662     1,764,813
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                               1,517         8,442           631         7,488
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                            (899,709)   (1,276,724)   (1,860,116)     (999,040)
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions      (224,316)     (273,886)     (266,823)      773,261
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     (224,305)     (273,990)     (266,810)      773,263

NET ASSETS:
Beginning of period                                        842,005     1,115,995     1,345,155       571,892
------------------------------------------------------------------------------------------------------------
End of period                                          $   617,700   $   842,005   $ 1,078,345   $ 1,345,155
------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
net investment income at end of period                 $        --   $        --   $        --   $        --
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                HIGH INCOME BOND FUND            LIMITED MATURITY BOND FUND
                                                       ---------------------------------------   --------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR    TEN MONTHS          YEAR          YEAR           YEAR
                                                             ENDED         ENDED         ENDED         ENDED          ENDED
                                                       OCTOBER 31,   OCTOBER 31,  DECEMBER 31,   OCTOBER 31,    OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2001          2003           2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                           $    22,130   $     6,735   $     6,654   $     7,419    $    10,838
Net realized gain (loss) on investments                      4,436        (3,296)         (655)        2,566          1,415
Change in net unrealized appreciation
(depreciation) of investments                               11,135           735         1,362        (1,935)        (3,921)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   37,701         4,174         7,361         8,050          8,332
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):
NET INVESTMENT INCOME:
Investor Class                                             (22,130)       (1,399)           --        (7,850)        (9,622)
Trust Class                                                     --            --            --        (1,444)        (1,853)
Premier Shares                                                  --        (3,800)       (5,505)           --             --
Retail Shares                                                   --        (1,653)         (816)           --             --
Group Retirement Plan Shares                                    --           (10)         (348)           --             --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                  --            --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                        (22,130)       (6,862)       (6,669)       (9,294)       (11,475)
---------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE E):
PROCEEDS FROM SHARES SOLD:
Investor Class                                             531,470        31,636            --       470,006        255,373
Trust Class                                                     --            --            --        34,721         68,740
Premier Shares                                                  --        29,531        32,338            --             --
Retail Shares                                                   --        36,907        20,652            --             --
Group Retirement Plan Shares                                    --           732         1,851            --             --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                              19,570         1,267            --         7,192          8,890
Trust Class                                                     --            --            --         1,422          1,811
Premier Shares                                                  --         3,033         4,219            --             --
Retail Shares                                                   --         1,587           782            --             --
Group Retirement Plan Shares                                    --             9           347            --             --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                            (195,576)      (14,968)           --      (496,981)      (246,170)
Trust Class                                                     --            --            --       (42,372)       (65,231)
Premier Shares                                                  --       (63,221)       (4,693)           --             --
Retail Shares                                                   --       (15,350)       (4,627)           --             --
Group Retirement Plan Shares                                    --        (6,777)         (364)           --             --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --       140,460            --            --             --
Premier Shares                                                  --       (67,762)           --            --             --
Retail Shares                                                   --       (46,776)           --            --             --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions       355,464        30,308        50,505       (26,012)        23,413
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      371,035        27,620        51,197       (27,256)        20,270

NET ASSETS:
Beginning of period                                        148,616       120,996        69,799       263,212        242,942
---------------------------------------------------------------------------------------------------------------------------
End of period                                          $   519,651   $   148,616   $   120,996   $   235,956    $   263,212
---------------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
net investment income at end of period                 $        25   $        24   $        --   $    (1,224)   $      (304)
---------------------------------------------------------------------------------------------------------------------------

                                                         MUNICIPAL MONEY FUND      MUNICIPAL SECURITIES TRUST
                                                       -------------------------   --------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR          YEAR          YEAR           YEAR
                                                             ENDED         ENDED         ENDED          ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2003           2002
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                           $     2,503   $     4,213   $     1,438   $      1,227
Net realized gain (loss) on investments                         --            --           158            293
Change in net unrealized appreciation
(depreciation) of investments                                   --            --           251            254
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                    2,503         4,213         1,847          1,774
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):
NET INVESTMENT INCOME:
Investor Class                                              (2,503)       (4,213)       (1,438)        (1,227)
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                  --            --          (200)            --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (2,503)       (4,213)       (1,638)        (1,227)
-------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE E):
PROCEEDS FROM SHARES SOLD:
Investor Class                                             496,599       557,232        26,568         17,512
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                                  78         1,807         1,447          1,070
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                            (619,029)     (480,980)      (23,783)       (14,044)
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions      (122,352)       78,059         4,232          4,538
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     (122,352)       78,059         4,441          5,085

NET ASSETS:
Beginning of period                                        533,276       455,217        37,886         32,801
-------------------------------------------------------------------------------------------------------------
End of period                                          $   410,924   $   533,276   $    42,327   $     37,886
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
net investment income at end of period                 $         1   $         1   $        --   $         --
-------------------------------------------------------------------------------------------------------------

                                                             CASH RESERVES           GOVERNMENT MONEY FUND
                                                       -------------------------   -------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR          YEAR          YEAR          YEAR
                                                             ENDED         ENDED         ENDED         ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2003          2002
NUMBER OF FUND SHARES (NOTE E):
SOLD:
Investor Class                                             673,876       994,396     1,592,662     1,764,813
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
ISSUED ON REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                               1,517         8,442           631         7,488
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
REDEEMED:
Investor Class                                            (899,709)   (1,276,724)   (1,860,116)     (999,040)
Trust Class                                                     --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
Group Retirement Plan Shares                                    --            --            --            --
NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --            --            --            --
Premier Shares                                                  --            --            --            --
Retail Shares                                                   --            --            --            --
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (224,316)     (273,886)     (266,823)      773,261
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                HIGH INCOME BOND FUND            LIMITED MATURITY BOND FUND
                                                       ---------------------------------------   --------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR    TEN MONTHS          YEAR          YEAR           YEAR
                                                             ENDED         ENDED         ENDED         ENDED          ENDED
                                                       OCTOBER 31,   OCTOBER 31,  DECEMBER 31,   OCTOBER 31,    OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2001          2003           2002
NUMBER OF FUND SHARES (NOTE E):
SOLD:
Investor Class                                              58,726         3,600            --        48,587         26,526
Trust Class                                                     --            --            --         3,768          7,499
Premier Shares                                                  --         3,335         3,568            --             --
Retail Shares                                                   --         4,087         2,295            --             --
Group Retirement Plan Shares                                    --            81           204            --             --
ISSUED ON REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                               2,153           143            --           744            923
Trust Class                                                     --            --            --           154            197
Premier Shares                                                  --           337           465            --             --
Retail Shares                                                   --           179            87            --             --
Group Retirement Plan Shares                                    --             1            39            --             --
REDEEMED:
Investor Class                                             (21,592)       (1,700)           --       (51,398)       (25,575)
Trust Class                                                     --            --            --        (4,600)        (7,115)
Premier Shares                                                  --        (7,080)         (520)           --             --
Retail Shares                                                   --        (1,725)         (513)           --             --
Group Retirement Plan Shares                                    --          (695)          (41)           --             --
NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --        14,822            --            --             --
Premier Shares                                                  --        (6,879)           --            --             --
Retail Shares                                                   --        (5,075)           --            --             --
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING               39,287         3,431         5,584        (2,745)         2,455
---------------------------------------------------------------------------------------------------------------------------

                                                         MUNICIPAL MONEY FUND      MUNICIPAL SECURITIES TRUST
                                                       -------------------------   --------------------------
NEUBERGER BERMAN INCOME FUNDS                                 YEAR          YEAR          YEAR           YEAR
                                                             ENDED         ENDED         ENDED          ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
(000'S OMITTED)                                               2003          2002          2003           2002
NUMBER OF FUND SHARES (NOTE E):
SOLD:
Investor Class                                             496,599       557,232         2,246          1,513
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
ISSUED ON REINVESTMENT OF DIVIDENDS
AND DISTRIBUTIONS:
Investor Class                                                  78         1,807           122             92
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
REDEEMED:
Investor Class                                            (619,029)     (480,980)       (2,010)        (1,216)
Trust Class                                                     --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
Group Retirement Plan Shares                                    --            --            --             --
NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION
WITH REORGANIZATIONS:
Investor Class                                                  --            --            --             --
Premier Shares                                                  --            --            --             --
Retail Shares                                                   --            --            --             --
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (122,352)       78,059           358            389
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Income Funds

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Investor Class of High Income had no operations until September 7, 2002 other than matters relating to its organization and registration of its shares under the 1933 Act. On September 6, 2002 the Lipper High Income Bond Fund ("Lipper High Income") and Neuberger Berman High Yield Bond Fund ("NB High Yield") merged with High Income (see Note E). The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At October 31, 2003, the capital loss carryforwards for each Fund were as follows:


                          EXPIRING IN:
                                  2004          2005          2006          2007          2008          2009          2010      2011
     HIGH INCOME(1)        $        --   $        --   $        --   $ 4,117,873   $ 4,635,521   $ 2,182,233   $ 3,608,017   $   --
     LIMITED MATURITY(2)     1,656,586     1,100,286     4,035,877     5,146,514     7,177,986       456,883            --       --
     MUNICIPAL MONEY                --            --            --            --         6,744            --            --       54

     (1) The capital loss carryforwards shown above for High Income include $4,117,873, $2,021,774, and $923,187, expiring in 2007, 2008, and
          2009, respectively, which were acquired on September 6, 2002 in the High Income Merger (See Note E). The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown for Limited Maturity, $2,909,146 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

     Prior to September 6, 2002, Lipper High Income distributed substantially all of its net investment income monthly and net realized capital gains, if any, annually.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

     The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

     DISTRIBUTIONS PAID FROM:

                                               TAXABLE INCOME             TAX-EXEMPT INCOME
                                          2003           2002           2003           2002
     CASH RESERVES                $  4,960,914   $ 13,654,658   $         --   $         --
     GOVERNMENT MONEY                8,969,360     17,335,773             --             --
     HIGH INCOME                    22,129,548      6,861,462             --             --
     LIMITED MATURITY                9,294,630     11,475,249             --             --
     MUNICIPAL MONEY                        --             --      2,502,940      4,213,462
     MUNICIPAL SECURITIES TRUST            601          3,663      1,437,169      1,223,734


                                     LONG-TERM CAPITAL GAIN                 TOTAL
                                          2003           2002           2003           2002
     CASH RESERVES                $         --   $         --   $  4,960,914   $ 13,654,658
     GOVERNMENT MONEY                       --             --      8,969,360     17,335,773
     HIGH INCOME                            --             --     22,129,548      6,861,462
     LIMITED MATURITY                       --             --      9,294,630     11,475,249
     MUNICIPAL MONEY                        --             --      2,502,940      4,213,462
     MUNICIPAL SECURITIES TRUST        199,702             --      1,637,472      1,227,397

     As of October 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED      UNREALIZED            LOSS
                                       ORDINARY      TAX-EXEMPT       LONG-TERM    APPRECIATION   CARRYFORWARDS
                                         INCOME          INCOME            GAIN   (DEPRECIATION)  AND DEFERRALS            TOTAL
     CASH RESERVES                $     183,040   $          --   $          --   $          --   $          --    $     183,040
     GOVERNMENT MONEY                   568,742              --              --              --              --          568,742
     HIGH INCOME                        334,865              --              --      11,785,106     (14,543,644)      (2,423,673)
     LIMITED MATURITY                   462,654              --              --         922,021     (19,574,132)     (18,189,457)
     MUNICIPAL MONEY                         --         130,086              --              --          (6,798)         123,288
     MUNICIPAL SECURITIES TRUST          55,510          15,417         102,895       2,176,957              --        2,350,779

     The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, foreign bond bifurcation, timing differences of dividend payments, and amortization of bond premium.

7 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2003, High Income and Municipal Securities Trust did not enter into any financial futures contracts. During the year ended October 31, 2003, Limited Maturity entered into various financial futures contracts. At October 31, 2003, there were no open positions.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: High Income entered into a securities lending agreement with Bear Stearns Securities Corp. ("Bear Stearns") on December 26, 2002. Securities loans involve certain risks in the event Bear Stearns should default or fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom High Income makes security loans. High Income receives cash collateral equal to at least 102% of the current market value of the loaned securities. High Income invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. High Income pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on the reinvestment of that cash collateral. High Income also receives payments from Bear Stearns equal to income earned on loaned securities during the time that they are on loan. Income earned on the securities loans is reflected in the Statements of Operations.

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

     Lipper & Company, L.L.C. ("Lipper") acted as the investment adviser to Lipper High Income from its inception through September 6, 2002, when it merged into High Income, and was paid a management fee at the annual rate of 0.75% of its average daily net assets.

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     ALPS Mutual Funds Services, Inc. served as the administrator to Lipper High Income from April 27, 2002 through September 6, 2002, and was paid an administration fee at the monthly rate of $28,000 allocated on the basis of relative net assets among the three funds comprising The Lipper Funds, Inc. J.P. Morgan Investor Services Co. served as the administrator to Lipper High Income from its inception through April 26, 2002, and was paid an administration fee at the annual rate of 0.20% of the first $200 million of the fund's average daily net assets, 0.10% of the next $200 million, and 0.05% of average daily net assets in excess of $400 million, subject to a minimum annual fee of $70,000.

     Lipper & Company, L.P. served as Lipper High Income Retail Shares' distributor from its inception through September 6, 2002, and was paid a fee at the annual rate of 0.25% of the average daily net assets of the Lipper High Income's Retail Shares for distribution services rendered.

     Lipper & Company, L.P. served as Lipper High Income Group Retirement Plan Shares' shareholder servicing agent from its inception through the class' discontinuation on March 1, 2002 (see Note E), and was paid a fee at the annual rate of 0.25% of the average daily net assets of the Lipper High Income's Group Retirement Plan Shares for shareholder support services rendered.

     Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                    REIMBURSEMENT FROM
                                                                                                    MANAGEMENT FOR THE
                                                        EXPENSE    CONTRACTUAL/                           YEAR ENDED
     CLASS                                        LIMITATION(1)       VOLUNTARY    EXPIRATION(2)      OCTOBER 31, 2003
     CASH RESERVES INVESTOR CLASS                          0.65%    Contractual         10/31/06           $        --
     GOVERNMENT MONEY FUND INVESTOR CLASS                  0.45%      Voluntary               --             1,344,675
     HIGH INCOME BOND FUND INVESTOR CLASS                  1.00%    Contractual         10/31/06                    --
     LIMITED MATURITY BOND FUND INVESTOR CLASS             0.70%    Contractual         10/31/06                81,375
     LIMITED MATURITY BOND FUND TRUST CLASS                0.80%    Contractual         10/31/06                53,395
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS             0.65%    Contractual         10/31/06               140,242

     (1) Expense limitation per annum of the respective class' average daily net assets.

     (2) For Government Money, this undertaking is subject to termination by Management without written notice to the Fund.

     Through September 6, 2002, Lipper agreed to voluntarily waive fees and reimburse expenses of Lipper High Income to the extent necessary to maintain an annual operating expense ratio to net assets of not more than 1.00% for the Lipper High Income Premier Shares, and 1.25% for the Lipper High Income Retail Shares and Group Retirement Plan Shares.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2003, High Income reimbursed Management $1,904 under this agreement. At October 31, 2003, contingent liabilities to Management under the agreement were as follows:

     CASH RESERVES INVESTOR CLASS                                                  $      --
     HIGH INCOME BOND FUND INVESTOR CLASS                                                 --
     LIMITED MATURITY BOND FUND INVESTOR CLASS                                       119,008
     LIMITED MATURITY BOND FUND TRUST CLASS                                           88,098
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS                                       250,178

     On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company ("the Transaction"). Upon completion of the

     Transaction, each Fund's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $531, $4, $2,164, $108, $1,420 and $525 for Cash Reserves, Government
     Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2003, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and foreign currency contracts) as follows:

     (000'S OMITTED)                                 PURCHASES            SALES
     HIGH INCOME                                $  803,839,000   $  467,892,000
     LIMITED MATURITY                              304,376,000      340,895,000
     MUNICIPAL SECURITIES TRUST                     10,433,000        4,952,000

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

     NOTE D--LINE OF CREDIT:

     At October 31, 2003, High Income and Limited Maturity were two participants in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2003. During the year ended October 31, 2003, High Income and Limited Maturity did not utilize this line of credit.

     NOTE E--MERGERS AND REORGANIZATIONS:

     After the close of business on September 6, 2002, High Income acquired all of the assets and assumed all of the liabilities of Lipper High Income, a multi class Maryland corporation which commenced operations on April 1, 1996, as a diversified, open-end management investment company and NB High Yield, another series of the Trust which commenced operations on March 3, 1998 as a diversified, open-end management investment company. The reorganizations were accomplished by a tax-free exchange of 14,821,844 shares of High Income (valued at $131,737,824) for the assets and liabilities of Lipper High Income Bond Fund Premier Shares, the assets and liabilities of Lipper High Income Bond Fund Retail Shares, and the assets and liabilities of NB High Yield. The aggregate net assets of Lipper High Income Bond Fund Premier Shares, Lipper High Income Bond Fund Retail Shares, and NB High Yield immediately before the reorganizations were $61,142,779, $44,672,815, and $25,922,230, respectively, resulting in aggregate net assets of $131,737,824 immediately after the reorganizations.

     The acquisitions were treated as tax-free reorganizations and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisitions was treated as non-taxable by Lipper High Income and NB High Yield. As such, High Income's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net unrealized appreciation (depreciation) as of September 6, 2002, was $904,655 and ($190,463), for Lipper High Income and NB High Yield, respectively. Based upon the relevant factors, the Premier Share class of Lipper High Income was determined to be the accounting survivor following the mergers. As such, the financial results of Lipper High Income and the financial highlights of Lipper High Income Premier Shares prior to the merger date are presented in the statements of operations, changes in net assets and financial highlights of High Income. Effective with the mergers, the Retail Share class of Lipper High Income and the Investor Class of NB High Yield ceased to exist and therefore the financial highlights of the Lipper High Income Retail Shares and NB High Yield Investor Class prior to the merger date are no longer presented. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

     Effective March 1, 2002, Lipper High Income discontinued the Group Retirement Plan shares. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares or Retail Shares, as applicable.

FINANCIAL HIGHLIGHTS Cash Reserves

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                                YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                          2003             2002             2001             2000             1999

NET ASSET VALUE, BEGINNING OF YEAR               $      1.0000    $      1.0001    $      1.0000    $      1.0000    $      1.0000
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             .0066            .0154            .0440            .0562            .0453
NET GAINS OR LOSSES ON SECURITIES                        .0000           (.0000)           .0001               --               --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                         .0066            .0154            .0441            .0562            .0453
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                              (.0066)          (.0154)          (.0440)          (.0562)          (.0453)
FROM NET CAPITAL GAINS                                      --           (.0001)              --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                     (.0066)          (.0155)          (.0440)          (.0562)          (.0453)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $      1.0000    $      1.0000    $      1.0001    $      1.0000    $      1.0000
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                            +.66%           +1.56%           +4.49%           +5.76%           +4.63%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $       617.7    $       842.0    $     1,116.0    $     1,324.8    $     1,104.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .59%             .60%             .55%             .60%             .61%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .59%             .60%             .55%             .60%             .61%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                       .68%            1.54%            4.59%            5.61%            4.55%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Government Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                                YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                          2003             2002             2001             2000             1999

NET ASSET VALUE, BEGINNING OF YEAR               $      1.0000    $      1.0000    $      1.0000    $      1.0000    $      1.0001
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             .0078            .0149            .0423            .0509            .0406
NET GAINS OR LOSSES ON SECURITIES                        .0000            .0000               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                         .0078            .0149            .0423            .0509            .0406
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                              (.0078)          (.0149)          (.0423)          (.0509)          (.0406)
FROM NET CAPITAL GAINS                                  (.0000)          (.0000)              --               --           (.0001)
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                     (.0078)          (.0149)          (.0423)          (.0509)          (.0407)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $      1.0000    $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                            +.78%           +1.50%           +4.31%           +5.22%           +4.14%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $     1,078.3    $     1,345.2    $       571.9    $       303.8    $       653.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .45%             .47%             .59%             .67%             .60%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .45%!            .47%!            .59%             .67%             .60%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                       .78%            1.45%            3.92%            4.99%            4.08%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                                              TEN MONTHS
                                                YEAR ENDED        ENDED
INVESTOR CLASS (M)                              OCTOBER 31,   OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                                -----------   -----------       -----------------------------------------------
                                                       2003        2002 (L)         2001         2000         1999         1998
NET ASSET VALUE, BEGINNING OF PERIOD             $     8.81     $    9.03       $   8.90     $   9.22     $   9.57     $  10.11
                                                -----------   -----------       --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS

NET INVESTMENT INCOME (LOSS)                            .60           .52(Y)         .69          .75          .74          .84
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                       .44          (.21)(Y)        .12         (.33)        (.35)        (.48)
                                                -----------   -----------       --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                       1.04           .31            .81          .42          .39          .36
                                                -----------   -----------       --------     --------     --------     --------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                             (.60)         (.53)          (.68)        (.74)        (.74)        (.86)
IN EXCESS OF NET INVESTMENT INCOME                       --           --              --           --           --         (.00)
FROM NET CAPITAL GAINS                                   --           --              --           --           --         (.04)
                                                -----------   -----------       --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                    (.60)         (.53)          (.68)        (.74)        (.74)        (.90)
                                                -----------   -----------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                   $     9.25     $    8.81       $   9.03     $   8.90     $   9.22     $   9.57
                                                -----------   -----------       --------     --------     --------     --------
TOTAL RETURN++                                       +12.14%        +3.52%**       +9.27%       +4.81%       +4.20%       +3.61%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $    519.7     $   148.6       $   92.8     $   60.3     $   66.2     $   85.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#          .90%         1.00%*         1.00%        1.00%        1.00%        1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             .90%~        1.00%*!        1.00%!       1.00%!       1.00%!       1.00%!
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                  6.54%         6.96%*(Y)      7.54%        8.15%        7.72%        8.50%
PORTFOLIO TURNOVER RATE                                 148%           95%!!          85%          63%         103%         110%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Limited Maturity Bond Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+

                                                                               YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                     2003              2002             2001             2000            1999

NET ASSET VALUE, BEGINNING OF YEAR               $        9.65    $        9.78    $        9.31    $        9.51    $        9.91
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                               .28              .43(Y)           .58              .61              .59
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          .03             (.11)##(Y)        .47             (.20)            (.40)
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                           .31              .32             1.05              .41              .19
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                (.35)            (.45)            (.58)            (.58)            (.59)
TAX RETURN OF CAPITAL                                       --               --               --             (.03)              --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                       (.35)            (.45)            (.58)            (.61)            (.59)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $        9.61    $        9.65    $        9.78    $        9.31    $        9.51
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                           +3.23%           +3.42%          +11.62%           +4.47%           +1.98%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $       199.4    $       220.3    $       204.8    $       167.9    $       227.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .70%             .70%             .70%             .70%             .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS!               .70%             .70%             .70%             .70%             .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      2.88%            4.44%(Y)         6.05%            6.43%            5.98%
PORTFOLIO TURNOVER RATE                                    129%             140%             147%             105%             102%

TRUST CLASS+

                                                                               YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                      2003             2002             2001             2000            1999

NET ASSET VALUE, BEGINNING OF YEAR               $        9.20    $        9.32    $        8.88    $        9.06    $        9.45
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                               .26              .40(Y)           .55              .57              .56
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          .01             (.10)##(Y)        .44             (.18)            (.39)
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                           .27              .30              .99              .39              .17
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                (.32)            (.42)            (.55)            (.54)            (.55)
IN EXCESS OF NET INVESTMENT INCOME                          --               --               --               --             (.01)
TAX RETURN OF CAPITAL                                       --               --               --             (.03)              --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                       (.32)            (.42)            (.55)            (.57)            (.56)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $        9.15    $        9.20    $        9.32    $        8.88    $        9.06
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                           +3.00%           +3.35%          +11.41%           +4.50%           +1.86%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $        36.5    $        42.9    $        38.1    $        26.9    $        41.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .80%             .80%             .80%             .80%             .81%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS!               .80%             .80%             .80%             .80%             .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      2.80%            4.31%(Y)         5.95%            6.34%            5.87%
PORTFOLIO TURNOVER RATE                                    129%             140%             147%             105%             102%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                               YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                      2003             2002             2001             2000            1999
NET ASSET VALUE, BEGINNING OF YEAR               $       .9998    $       .9998    $       .9997    $       .9998    $       .9997
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                             .0050            .0092            .0269            .0336            .0256
NET GAINS OR LOSSES ON SECURITIES                           --               --            .0001##             --            .0001
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                         .0050            .0092            .0270            .0336            .0257
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                              (.0050)          (.0092)          (.0269)          (.0336)          (.0256)
FROM NET CAPITAL GAINS                                      --               --               --           (.0001)              --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                     (.0050)          (.0092)          (.0269)          (.0337)          (.0256)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $       .9998    $       .9998    $       .9998    $       .9997    $       .9998
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                           +0.50%           +0.93%           +2.72%           +3.41%           +2.59%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $       410.9    $       533.3    $       455.2    $       255.5    $       293.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .61%             .62%             .61%             .68%             .68%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .61%             .62%             .60%             .67%             .67%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                       .50%             .92%            2.60%            3.33%            2.58%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+

                                                                               YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------------------
                                                     2003             2002             2001             2000             1999

NET ASSET VALUE, BEGINNING OF YEAR               $       11.80    $       11.62    $       11.00    $       10.78    $       11.34
                                                 -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                               .40              .43              .45              .46              .45
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          .12              .18              .62              .22             (.56)
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                           .52              .61             1.07              .68             (.11)
                                                 -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS

FROM NET INVESTMENT INCOME                                (.40)            (.43)            (.45)            (.46)            (.45)
FROM NET CAPITAL GAINS                                    (.06)              --               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                       (.46)            (.43)            (.45)            (.46)            (.45)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF YEAR                     $       11.86    $       11.80    $       11.62    $       11.00    $       10.78
                                                 -------------    -------------    -------------    -------------    -------------
TOTAL RETURN++                                           +4.50%           +5.35%           +9.89%           +6.46%           -1.03%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $        42.3    $        37.9    $        32.8    $        28.7    $        35.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .65%             .65%             .66%             .66%             .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS!               .65%             .65%             .65%             .65%             .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                      3.37%            3.67%            3.96%            4.22%            4.03%
PORTFOLIO TURNOVER RATE                                     12%              17%              26%              37%              17%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Funds

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

! After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                          YEAR ENDED OCTOBER 31,
                                                             2003      2002      2001      2000      1999
GOVERNMENT MONEY FUND INVESTOR CLASS                          .57%      .55%        -         -         -
LIMITED MATURITY BOND FUND INVESTOR CLASS                     .74%      .73%      .74%      .76%      .72%
LIMITED MATURITY BOND FUND TRUST CLASS                        .93%      .92%     1.01%     1.26%     1.12%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS                     .98%     1.10%     1.07%     1.22%     1.07%

                                                 TEN MONTHS ENDED
                                                      OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                                             2002      2001      2000      1999      1998
HIGH INCOME BOND FUND INVESTOR CLASS                         1.31%     1.15%     1.18%     1.15%     1.15%

~ After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                                               YEAR ENDED
                                                                                               OCTOBER 31,
                                                                                                     2003
HIGH INCOME BOND FUND INVESTOR CLASS                                                                  .90%

!! Portfolio turnover excludes purchases and sales of securities by NB High Yield prior to the merger date (see Note E of Notes to Financial Statements).
*    Annualized.
**   Not annualized.
@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.
(L) Effective after the close of business on September 6, 2002, Neuberger Berman Management Inc. succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

(Y) For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

                                                                      TEN MONTHS
                                                                           ENDED
                                                                     OCTOBER 31,
HIGH INCOME BOND FUND INVESTOR CLASS                                        2002
NET INVESTMENT INCOME                                                       (.01)
NET GAINS OR LOSSES ON SECURITIES                                            .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.19%)

                                                                      YEAR ENDED
                                                                     OCTOBER 31,
LIMITED MATURITY BOND FUND INVESTOR CLASS                                   2002
NET INVESTMENT INCOME                                                       (.02)
NET GAINS OR LOSSES ON SECURITIES                                            .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.26%)

                                                                      YEAR ENDED
                                                                     OCTOBER 31,
LIMITED MATURITY BOND FUND TRUST CLASS                                      2002
NET INVESTMENT INCOME                                                       (.02)
NET GAINS OR LOSSES ON SECURITIES                                            .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                        (.26%)

(M) The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities"), six of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2003 for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities, and for the year ended October 31, 2003 and the ten months ended October 31, 2002 for High Income, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended December 31, 2001 for the Lipper High Income Bond Fund were audited by other auditors whose report, dated February 25, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended October 31, 2003 for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities and for the year ended October 31, 2003 and ten months ended October 31, 2002 for High Income, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 5, 2003

DIRECTORY

                    INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR Neuberger Berman Management Inc.
                    605 Third Avenue 2nd Floor
                    New York, NY 10158-0180
                    800.877.9700 or 212.476.8800
                    Institutional Services 800.366.6264

                    SUB-ADVISER
                    Neuberger Berman, LLC
                    605 Third Avenue
                    New York, NY 10158-3698

                    CUSTODIAN AND SHAREHOLDER SERVICING AGENT
                    State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, MA 02110

                    FOR INVESTOR CLASS SHAREHOLDERS
                    ADDRESS CORRESPONDENCE TO:
                    Neuberger Berman Funds
                    Boston Service Center
                    P.O. Box 8403
                    Boston, MA 02266-8403
                    800.877.9700 or 212.476.8800

                    FOR TRUST CLASS SHAREHOLDERS
                    ADDRESS CORRESPONDENCE TO:
                    Neuberger Berman Management Inc.
                    605 Third Avenue 2nd Floor
                    New York, NY 10158-0180
                    Attn: Institutional Services
                    800.366.6264

                    LEGAL COUNSEL
                    Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, NW
                    2nd Floor
                    Washington, DC 20036-1800

                    INDEPENDENT AUDITORS
                    Ernst & Young LLP
                    200 Clarendon Street
                    Boston, MA 02116

TRUSTEES AND OFFICERS (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                              POSITION AND                                       FUND COMPLEX
                             LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)         TRUSTEE            FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (73)             Trustee since    Consultant. Formerly, Chairman           37         Independent Trustee or Director
                             1994             and Chief Investment Officer,                       of three series of
                                              CDC Capital Management                              OppenheimerFunds: Limited Term
                                              (registered investment adviser)                     New York Municipal Fund,
                                              (1993-January 1999); prior                          Rochester Fund Municipals, and
                                              thereto, President and Chief                        Oppenheimer Convertible
                                              Executive Officer, AMA                              Securities Fund since 1992.
                                              Investment Advisors, an
                                              affiliate of the American
                                              Medical Association.

Faith Colish (68)            Trustee since    Counsel, Carter Ledyard &                37         Director, American Bar Retirement
                             2000             Milburn LLP (law firm) since                        Association (ABRA) since 1997
                                              October 2002; Formerly,                             (not-for-profit membership
                                              Attorney at Law and President,                      association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.

Walter G. Ehlers (70)        Trustee since    Consultant; Retired President            37
                             2000             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                              POSITION AND                                       FUND COMPLEX
                             LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)         TRUSTEE            FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (66)          Trustee since    Consultant, C.A. Harvey                  37         Member, Individual Investors
                             2000             Associates since June 2001;                         Advisory Committee to the New
                                              Director, AARP, 1978 to                             York Stock Exchange Board of
                                              December 2000.                                      Directors, 1998 to June 2002;
                                                                                                  President, Board of Associates to
                                                                                                  The National Rehabilitation
                                                                                                  Hospital's Board of Directors
                                                                                                  since 2002; Member, American
                                                                                                  Savings Education Council's
                                                                                                  Policy Board (ASEC), 1998-2000;
                                                                                                  Member, Executive Committee,
                                                                                                  Crime Prevention Coalition of
                                                                                                  America, 1997-2000.

Barry Hirsch (70)            Trustee since    Attorney at Law. Senior                  37
                             1993             Counsel, Loews Corporation
                                              (diversified financial
                                              corporation) May 2002 until
                                              April 2003; prior thereto,
                                              Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.

Robert A. Kavesh (76)        Trustee since    Marcus Nadler Professor of               37         Director, DEL Laboratories, Inc.
                             1993             Finance and Economics Emeritus,                     (cosmetics and pharmaceuticals)
                                              New York University Stern                           since 1978; The Caring Community
                                              School of Business.                                 (not-for-profit).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                              POSITION AND                                       FUND COMPLEX
                             LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)         TRUSTEE            FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

Howard A. Mileaf (66)        Trustee since    Retired. Formerly, Vice                  37         Director, WHX Corporation
                             2000             President and Special Counsel,                      (holding company) since August
                                              WHX Corporation (holding                            2002; Director, Webfinancial
                                              company) 1993 - 2001.                               Corporation (holding company)
                                                                                                  since December 2002; Director,
                                                                                                  State Theatre of New Jersey
                                                                                                  (not-for-profit theater) since
                                                                                                  2000; Formerly, Director, Kevlin
                                                                                                  Corporation (manufacturer of
                                                                                                  microwave and other products).

John P. Rosenthal (70)       Trustee since    Senior Vice President, Burnham           37         Director, 92nd Street Y
                             2000             Securities Inc. (a registered                       (non-profit) since 1967;
                                              broker-dealer) since 1991.                          Formerly, Director, Cancer
                                                                                                  Treatment Holdings, Inc.

William E. Rulon (71)        Trustee since    Retired. Senior Vice President,          37         Director, Pro-Kids Golf and
                             1993             Foodmaker, Inc. (operator and                       Learning Academy (teach golf and
                                              franchiser of restaurants)                          computer usage to "at risk"
                                              until January 1997.                                 children) since 1998; Director,
                                                                                                  Prandium, Inc. (restaurants)
                                                                                                  from March 2001 until July 2002.

Cornelius T. Ryan (71)       Trustee since    Founding General Partner,                37         Director, Capital Cash
                             2000             Oxford Partners and Oxford                          Management Trust (money market
                                              Bioscience Partners (venture                        fund), Narragansett Insured
                                              capital partnerships) and                           Tax-Free Income Fund, Rocky
                                              President, Oxford Venture                           Mountain Equity Fund, Prime
                                              Corporation.                                        Cash Fund, several private
                                                                                                  companies and QuadraMed
                                                                                                  Corporation (NASDAQ).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                              POSITION AND                                       FUND COMPLEX
                             LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)         TRUSTEE            FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (53)         Trustee since    General Partner, Seip                    37         Director, H&R Block, Inc.
                             2000             Investments LP (a private                           (financial services company)
                                              investment partnership);                            since May 2001; Director,
                                              President and CEO, Westaff,                         General Magic (voice
                                              Inc. (temporary staffing), May                      recognition software) since
                                              2001 to January 2002; Senior                        November 2001; Director,
                                              Executive at the Charles Schwab                     Forward Management, Inc. (asset
                                              Corporation from 1983 to 1999;                      management) since 2001;
                                              including Chief Executive                           Director, E-Finance Corporation
                                              Officer, Charles Schwab                             (credit decisioning services)
                                              Investment Management, Inc. and                     since 1999; Director,
                                              Trustee, Schwab Family of Funds                     Save-Daily.com (micro investing
                                              and Schwab Investments from                         services) since 1999; Formerly,
                                              1997 to 1998 and Executive Vice                     Director, Offroad Capital Inc.
                                              President-Retail Brokerage,                         (pre-public internet commerce
                                              Charles Schwab Investment                           company).
                                              Management from 1994 to 1997.

Candace L. Straight (56)     Trustee since    Private investor and consultant          37         Director, Providence Washington
                             1993             specializing in the insurance                       (property and casualty
                                              industry; Advisory Director,                        insurance company) since
                                              Securitas Capital LLC (a global                     December 1998; Director, Summit
                                              private equity investment firm                      Global Partners (insurance
                                              dedicated to making investments                     brokerage firm) since October
                                              in the insurance sector).                           2000.

Peter P. Trapp (58)          Trustee since    Regional Manager for Atlanta             37
                             2000             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                              POSITION AND                                       FUND COMPLEX
                             LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)         TRUSTEE            FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Edward I. O'Brien* (75)      Trustee since    Member, Investment Policy                37         Director, Legg Mason, Inc.
                             2000             Committee, Edward Jones,                            (financial services holding
                                              1993-2001; President,                               company) since 1993; Director,
                                              Securities Industry Association                     Boston Financial Group (real
                                              ("SIA") (securities industry's                      estate and tax shelters)
                                              representative in government                        1993-1999.
                                              relations and regulatory
                                              matters at the federal and
                                              state levels) from 1974-1992;
                                              Adviser to SIA, November
                                              1992-November 1993.

Jack L. Rivkin* (63)         President and    Executive Vice President and             37         Director, Dale Carnegie and
                             Trustee since    Chief Investment Officer,                           Associates, Inc. (private
                             December         Neuberger Berman since 2002 and                     company) since 1998; Director,
                             2002             2003, respectively; Director                        Emagin Corp. (public company)
                                              and Chairman, NB Management                         since 1997; Director,
                                              since December 2002; Executive                      Solbright, Inc. (private
                                              Vice President, Citigroup                           company) since 1998; Director,
                                              Investments, Inc. from                              Infogate, Inc. (private
                                              September 1995 to February                          company) since 1997.
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.

Peter E. Sundman* (44)       Chairman of      Executive Vice President,                37         Executive Vice President,
                             the Board,       Neuberger Berman since 1999;                        Neuberger Berman Inc. (holding
                             Chief            Principal, Neuberger Berman                         company) since 1999 and
                             Executive        from 1997 until 1999; Senior                        Director from October 1999
                             Officer and      Vice President, NB Management                       through March 2003; President
                             Trustee since    from 1996 until 1999.                               and Director, NB Management
                             2000 President                                                       since 1999; Head of Neuberger
                             and Chief                                                            Berman Inc.'s Mutual Funds and
                             Executive                                                            Institutional Business since
                             Officer from                                                         1999; Director and Vice
                             1999 to 2000                                                         President, Neuberger & Berman
                                                                                                  Agency, Inc. since 2000.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                    POSITION AND
   NAME, AGE, AND ADDRESS (1)                 LENGTH OF TIME SERVED (2)                       PRINCIPAL OCCUPATION(S) (3)
---------------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)                 Secretary since 1985                           Vice President-Mutual Fund Board
                                                                                       Relations, NB Management since 2000; Vice
                                                                                       President, Neuberger Berman since 2002 and
                                                                                       employee since 1999; Vice President, NB
                                                                                       Management from 1986 to 1999; Secretary,
                                                                                       ten registered investment companies for
                                                                                       which NB Management acts as investment
                                                                                       manager and administrator (four since 2002
                                                                                       and three since 2003).

Robert Conti (47)                       Vice President since 2000                      Senior Vice President, Neuberger Berman
                                                                                       since 2003; Vice President, Neuberger
                                                                                       Berman from 1999 until 2003; Senior Vice
                                                                                       President, NB Management since 2000;
                                                                                       Controller, NB Management until 1996;
                                                                                       Treasurer, NB Management from 1996 until
                                                                                       1999; Vice President, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (three since 2000, four
                                                                                       since 2002 and three since 2003).

Brian P. Gaffney (50)                   Vice President since 2000                      Managing Director, Neuberger Berman since
                                                                                       1999; Senior Vice President, NB Management
                                                                                       since 2000; Vice President, NB Management
                                                                                       from 1997 until 1999; Vice President, ten
                                                                                       registered investment companies for which
                                                                                       NB Management acts as investment manager
                                                                                       and administrator (three since 2000, four
                                                                                       since 2002 and three since 2003).

Sheila R. James (38)                    Assistant Secretary since 2002                 Employee, Neuberger Berman since 1999;
                                                                                       Employee, NB Management from 1991 to 1999;
                                                                                       Assistant Secretary, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (seven since 2002 and three
                                                                                       since 2003).

Kevin Lyons (48)                        Assistant Secretary since 2003                 Employee, Neuberger Berman since 1999;
                                                                                       Employee, NB Management from 1993 to 1999;
                                                                                       Assistant Secretary, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (since 2003).

                                                    POSITION AND
   NAME, AGE, AND ADDRESS (1)                 LENGTH OF TIME SERVED (2)                       PRINCIPAL OCCUPATION(S) (3)
---------------------------------------------------------------------------------------------------------------------------------
John M. McGovern (33)                   Assistant Treasurer since 2002                 Employee, NB Management since 1993;
                                                                                       Assistant Treasurer, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (seven since 2002 and three
                                                                                       since 2003).

Barbara Muinos (44)                     Treasurer and Principal Financial and          Vice President, Neuberger Berman since
                                        Accounting Officer since 2002                  1999; Assistant Vice President, NB
                                                                                       Management from 1993 to 1999; Treasurer
                                                                                       and Principal Financial and Accounting
                                                                                       Officer, ten registered investment
                                                                                       companies for which NB Management acts as
                                                                                       investment manager and administrator
                                                                                       (seven since 2002 and three since 2003);
                                                                                       Assistant Treasurer, three registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator from 1996 until 2002.

Frederic B. Soule (57)                  Vice President since 2000                      Senior Vice President, Neuberger Berman
                                                                                       since 2003; Vice President, Neuberger
                                                                                       Berman from 1999 until 2003; Vice
                                                                                       President, NB Management from 1995 until
                                                                                       1999; Vice President, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (three since 2000, four
                                                                                       since 2002 and three since 2003).

Trani Jo Wyman (34)                     Assistant Treasurer since 2002                 Employee, NB Management since 1991;
                                                                                       Assistant Treasurer, ten registered
                                                                                       investment companies for which NB
                                                                                       Management acts as investment manager and
                                                                                       administrator (seven since 2002 and three
                                                                                       since 2003).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

REPORT OF VOTES OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of Neuberger Berman Income Funds (the "Trust") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the Trust's management and sub-advisory agreements, on behalf of each Fund, with NB Management and Neuberger Berman LLC, respectively, automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on the following matters which became effective upon completion of the Transaction on October 31, 2003:

PROPOSAL 1--TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND NB
            MANAGEMENT, WITH RESPECT TO EACH FUND

NEUBERGER BERMAN INCOME FUNDS                       VOTES FOR         VOTES AGAINST          ABSTENTIONS*
Cash Reserves                                 596,707,419.069         8,317,828.455         5,938,956.973
Government Money Fund                       1,030,679,626.825         5,217,193.656         2,461,234.352
High Income Bond Fund                          34,825,921.522           402,396.561           296,629.649
Limited Maturity Bond Fund                     20,292,228.205           458,861.813           584,652.453
Municipal Money Fund                          460,577,413.060           602,818.900         2,303,438.810
Municipal Securities Trust                      2,031,077.246            59,274.082            80,161.534

PROPOSAL 2--TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE TRUST
            AND EACH FUND, BETWEEN NB MANAGEMENT AND NEUBERGER BERMAN LLC

NEUBERGER BERMAN INCOME FUNDS                       VOTES FOR         VOTES AGAINST          ABSTENTIONS*
Cash Reserves                                 596,613,791.639         8,360,015.992         5,990,396.866
Government Money Fund                       1,030,336,409.031         5,531,162.043         2,490,483.759
High Income Bond Fund                          34,804,081.486           409,974.351           310,891.895
Limited Maturity Bond Fund                     20,280,603.071           464,508.872           590,630.528
Municipal Money Fund                          460,615,479.860           564,355.340         2,303,835.570
Municipal Securities Trust                      2,056,318.756            65,253.253            48,940.853

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

NOTICE TO SHAREHOLDERS (UNAUDITED)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2003. This information should not be used to complete your tax returns.

                                                      CALIFORNIA,
                                                     CONNECTICUT,                    ALL OTHER
NEUBERGER BERMAN                                     AND NEW YORK       MAINE           STATES
----------------------------------------------------------------------------------------------
GOVERNMENT MONEY FUND                                        93.0%       43.8%            93.0%
CASH RESERVES                                                 0.0        26.3             26.3
LIMITED MATURITY BOND FUND                                    0.0         0.2              0.2
HIGH INCOME BOND FUND                                         0.0         0.0              0.0

In January 2004 you will receive information to be used in filing your 2003 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 2003. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Municipal Securities Trust hereby designates $199,702 as a capital gain distribution.

                   This page has been left blank intentionally

                   This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[RECYCLED SYMBOL] B0778 12/03

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
OCTOBER 31, 2003


NEUBERGER BERMAN
INCOME FUNDS(R)


TRUST CLASS SHARES

INSTITUTIONAL CLASS SHARES


INSTITUTIONAL CASH FUND

STRATEGIC INCOME FUND

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                               2

PORTFOLIO COMMENTARY
Institutional Cash Fund                         3
Strategic Income Fund                           4

SCHEDULE OF INVESTMENTS
Institutional Cash Fund                         6
Strategic Income Fund                           8

FINANCIAL STATEMENTS                           16

FINANCIAL HIGHLIGHTS
 PER SHARE DATA
Institutional Cash Fund                        25
Strategic Income Fund                          26

REPORT OF INDEPENDENT AUDITORS                 28

DIRECTORY                                      29

TRUSTEES AND OFFICERS                          30

"NEUBERGER BERMAN" AND THE NEUBERGER BERMAN LOGO ARE SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS SHAREHOLDER REPORT ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC. (C)2003 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

Dear Fellow Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Institutional Cash Fund and the Neuberger Berman Strategic Income Fund, for the period ending October 31, 2003. The report includes a listing of the Funds' investments and their financial statements for the reporting period.

After a three-year bull market in bonds, we entered fiscal 2003 in a somewhat cautious frame of mind. The economy appeared to have bottomed, and although leading economic indices were mixed, we recognized the potential for an economic recovery vigorous enough to put upward pressure on interest rates and downward pressure on bond prices.

Looking back, our caution was clearly warranted. The conservative strategies we employed helped preserve shareholder capital during the summer months when bond market volatility punished more aggressive investors.

We understand that the financial markets are largely unpredictable, and therefore, with an eye toward safety of principal, we strive to build fixed-income portfolios with the most favorable risk/reward characteristics. Put another way, we always look both ways, down and up, before we make investment decisions. Whether it be adjusting our portfolios' duration in an effort to stay on the right side of interest rate trends, altering sector allocation as fundamentals shift, or evaluating individual securities, our goal is protect our shareholders' hard earned money.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,


                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

INSTITUTIONAL CASH FUND PORTFOLIO COMMENTARY

For the six months ended October 31, 2003, the Neuberger Berman Institutional Cash Fund returned 0.41% compared to the Money Fund Report Taxable First Tier Institutional Average's 0.39%. For the twelve months ended on the same date, the Fund returned 0.97% versus the benchmark's 0.92%. The Fund closed fiscal 2003 with a 7-day current yield of 0.78% and a 7-day effective yield of 0.78%.

The continued record new issuance of short-term Treasury securities, along with growing evidence that the economy was gaining momentum, were the primary factors influencing the money markets in fiscal 2003. The large supply of Treasuries being issued to finance the increasing federal budget deficit wasn't problematic until the surging stock market began siphoning money from the money markets and reduced demand put pressure on short-term Treasuries prices. Agency issues also came under pressure following this summer's negative publicity regarding Freddie Mac and Fannie Mae's accounting practices.

After a dearth of commercial paper issuance we are now beginning to see high-quality issuers in the market place. This issuance has given us an opportunity to diversify from governments and pick up some incremental yield while maintaining our high credit quality standards. We want to stress to our shareholders that we consider diversification to be our first line of defense, and we do not concentrate in any one sector or industry.

With rates still hovering at 40-year lows, and with interest rates unlikely to fall significantly from here, we have chosen to reduce the weighted average maturity of the portfolio from 60.0 days at the end of fiscal 2002 to 52.7 days at the end of fiscal 2003. It is our opinion that as investor expectations normalize, rates may begin an upward march -- perhaps in the near future.

This is not an environment where one can be careless. As we have stated in past reports, our challenge is to deliver competitive returns with safety of principal as our most important objective. We will strive to continue along this path.

Sincerely,


                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                                  TED GIULIANO
                                       AND
                              CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS


                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                                 CYNTHIA DAMIAN
                                       AND
                                  ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

STRATEGIC INCOME FUND PORTFOLIO COMMENTARY

We are pleased to present the first report of the Neuberger Berman Strategic Income Fund, which commenced operations on July 11, 2003. We are honored that you have entrusted us with your hard-earned assets, and we will strive to achieve a high level of income without undue risk to principal.

The Fund seeks to invest in a diversified portfolio of income-producing securities. Through diversification among market sectors, the Fund's strategy is to reduce the downside potential of price declines associated with investing in a single sector. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better performing income-producing market sectors.

The Fund's investment strategy is to hold a core position in investment-grade securities, which may include U.S. Treasury issues, agency obligations, and mortgage-backed securities. Around this core allocation, we add strategic positions in investment-grade corporate bonds, high-yield bonds, foreign bonds and dividend-paying equity securities, such as real estate investment trusts (REITs) or utility stocks. We also consider positions in emerging market bonds and hybrid securities such as convertibles. We intend to increase or decrease our exposure to the portfolio's various income-producing segments as we see opportunities in the market.

In the Fund's first months of operation, the bond market was turbulent. Increasingly good economic news and a growing federal budget deficit caused interest rates to spike and bond prices to drop. In fact, July was the worst single month for bonds since 1981. Although bonds rebounded in August and September, they fell again in October. In this environment, corporate bonds, especially high-yield corporates, outperformed all other sectors. Although credit spreads (the spread between higher and lower rated bonds) have narrowed considerably in 2003, corporate bonds maintained a meaningful yield advantage over Treasuries.

At the end of this reporting period, we had invested 19.4% of the Fund's total net assets in the core area of U.S. Treasury issues, agency obligations, and mortgage-backed securities. Our largest holding outside of this area was in corporate bonds, which accounted for 31.3% of net assets. The Fund held 13.0% of its net assets in REITs and 15.3% in foreign bonds -- primarily government bonds issued by Western European countries.

In terms of credit quality, we maintained a core of the highest-quality triple-A or government bonds, representing 43.8% of the fixed income portion of the portfolio, while higher-yielding non-investment-grade bonds represented 32.9% of the fixed income portion. We believe this represents moderate, but not excessive risk, which should enable the portfolio to achieve its high-income goal.

We hope that the Neuberger Berman Strategic Income Fund will become a core holding of your portfolio. We believe our conservative investing philosophy and disciplined investment process will benefit you with superior income without undue risk to principal, in both the near and long term.

Sincerely,

                        NEUBERGER BERMAN STRATEGIC INCOME
                         FUND ASSET ALLOCATION COMMITTEE

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the fund are limited to 0.41% Of average daily net assets. This undertaking lasts until October 31, 2006. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.41%, And the reimbursements are made within three years after the year that Management incurred the expense. If this reimbursement was not made, performance would be lower.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

3. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 Per share. The return on an investment in the Fund will fluctuate.

4. The Money Fund Report Taxable First Tier Institutional Average measures the performance of institutional money market mutual funds which invest in anything allowable, except Second Tier Commercial Paper. Investors cannot invest directly in the Average.

SCHEDULE OF INVESTMENTS INSTITUTIONAL CASH FUND

PRINCIPAL AMOUNT                                                                   RATING ^                   VALUE ++
(000'S OMITTED)                                                            MOODY'S          S&P     (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT
OF THE U.S. GOVERNMENT (10.8%)
 $  50,000 U.S. Treasury Bills, 1.11%, due 11/6/03                           TSY            TSY       $      49,995
    50,000 U.S. Treasury Bills, 0.92%, due 11/20/03                          TSY            TSY              49,979
    50,000 U.S. Treasury Bills, 0.94%, due 11/28/03                          TSY            TSY              49,967
    60,000 U.S. Treasury Bills, 0.92%, due 1/2/04                            TSY            TSY              59,908
    50,000 U.S. Treasury Bills, 0.93%, due 1/15/04                           TSY            TSY              49,906
    30,000 U.S. Treasury Bills, 0.94%, due 2/5/04                            TSY            TSY              29,926
                                                                                                      -------------
          TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL                                                 289,681
          FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                     -------------

U.S. GOVERNMENT AGENCY SECURITIES (24.0%)
    22,000 Federal Farm Credit Bank, Disc. Notes, 1.12%, due 12/19/03        AGY            AGY              21,969
    17,500 Federal Farm Credit Bank, Disc. Notes, 1.17%, due 5/28/04         AGY            AGY              17,382
    23,000 Federal Farm Credit Bank, Disc. Notes, 1.14%, due 7/23/04         AGY            AGY              22,808
    30,000 Federal Home Loan Bank, Bonds, 1.20%, due 8/20/04                 AGY            AGY              30,000
    60,000 Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/7/03           AGY            AGY              59,993
    25,000 Federal Home Loan Bank, Disc. Notes, 1.02%, due 11/12/03          AGY            AGY              24,994
   122,743 Federal Home Loan Bank, Disc. Notes, 1.02% & 1.10%,
           due 11/19/03                                                      AGY            AGY             122,686
    50,000 Federal Home Loan Bank, Disc. Notes, 1.11%, due 11/28/03          AGY            AGY              49,961
    30,000 Federal Home Loan Bank, Disc. Notes, 1.10%, due 2/27/04           AGY            AGY              29,894
    50,000 Federal Home Loan Bank, Disc. Notes, 1.07%, due 3/5/04            AGY            AGY              49,817
    50,000 Sallie Mae, Disc. Notes, 0.95%, due 11/3/03                       AGY            AGY              50,000
   100,000 Sallie Mae, Disc. Notes, 0.96%, due 11/14/03                      AGY            AGY              99,971
    25,000 Tennessee Valley Authority, Disc. Notes, 0.91%, due 11/20/03      AGY            AGY              24,989
    20,000 Tennessee Valley Authority, Disc. Notes, 0.95%, due 12/4/03       AGY            AGY              19,984
    20,000 Tennessee Valley Authority, Disc. Notes, 0.96%, due 12/11/03      AGY            AGY              19,980
                                                                                                      -------------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                           644,428
                                                                                                      -------------

CERTIFICATES OF DEPOSIT (15.8%)
    30,000 American Express Centurion Bank, Domestic CD, 1.04%,
           due 11/28/03                                                      P-1            A-1             30,000
    30,000 Canadian Imperial Bank, Yankee CD, 1.07%, due 1/7/04              P-1            A-1             30,000
    23,000 Citigroup NA, Domestic CD, 1.06%, due 12/15/03                    P-1           A-1+             23,000
    50,000 Deutsche Bank AG, Yankee CD, 1.05%, due 12/19/03                  P-1           A-1+             50,000
    40,000 Dexia Bank NY, Yankee CD, 1.08%, due 1/23/04                      P-1           A-1+             40,001
    51,000 Lloyd's TSB Bank PLC, Yankee CD, 1.08%,
           due 1/30/04 & 4/30/04                                             P-1           A-1+             51,001
    40,000 Rabobank Nederland, Yankee CD, 1.08%, due 12/29/03                P-1           A-1+             40,001
    50,000 Royal Bank of Scotland NY, Yankee CD, 1.07%,
           due 12/10/03 & 12/17/03                                           P-1           A-1+             50,000
    10,000 Societe Generale, Yankee CD, 1.06%, due 12/2/03                   P-1           A-1+             10,000
    50,000 Svenska Handelsbanken AB, Yankee CD, 1.10%, due 1/20/04           P-1            A-1             50,001
    50,000 Wells Fargo Bank NA, Domestic CD, 1.04%, due 12/4/03              P-1           A-1+             50,000
                                                                                                      -------------
          TOTAL CERTIFICATES OF DEPOSIT                                                                     424,004
                                                                                                      -------------

COMMERCIAL PAPER (43.2%)
    50,000 ABN AMRO North America Finance, Inc., 1.02%, due 11/17/03         P-1           A-1+              49,980
    30,000 Alcon Capital Corp., 1.03% & 1.04%, due 11/18/03                  P-1           A-1+              29,987
    20,000 American Express Credit Corp., 1.03%, due 11/3/03                 P-1            A-1              20,000
    60,108 ANZ (Delaware), Inc., 1.03% - 1.07%, due 11/13/03 - 1/9/04        P-1           A-1+              60,073
    45,000 Aventis SA, 1.03% & 1.05%, due 12/9/03 & 12/12/03                 P-1            A-1              44,952
    65,000 Banc One Corp., 1.02% & 1.04%, due 11/24/03 & 12/22/03            P-1            A-1              64,941

PRINCIPAL AMOUNT                                                                   RATING ^                   VALUE ++
(000'S OMITTED)                                                            MOODY'S          S&P     (000'S OMITTED)
  $ 50,000 Barclays U.S. Funding Corp., 1.03%, due 11/3/03 & 11/19/03        P-1           A-1+       $      49,986
    39,900 BASF AG, 1.04% & 1.07%, due 11/24/03 & 12/19/03                   P-1           A-1+              39,857
    40,000 Bear Stearns Co., Inc., 1.07%, due 12/22/03                       P-1           A-1               39,942
    55,000 BNP Paribas Finance, 1.02% - 1.18%, due 12/3/03 - 5/14/04         P-1           A-1+              54,812
    50,000 Citigroup Global Markets, Inc., 1.05% - 1.08%,
           due 11/19/03 - 1/8/04                                             P-1           A-1+              49,939
    15,000 Dexia Delaware LLC, 1.04%, due 11/26/03                           P-1           A-1+              14,990
    20,490 Diageo Capital PLC, 1.03%, due 11/6/03                            P-1            A-1              20,488
    25,000 Eksportfinans ASA, 1.03%, due 11/17/03                            P-1           A-1+              24,990
    50,000 General Electric Capital Corp., 1.08% & 1.11%,
           due 1/5/04 & 1/14/04                                              P-1           A-1+              49,899
    25,000 Goldman Sachs Group, Inc., 1.13%, due 4/19/04                     P-1            A-1              24,868
    20,000 J.P. Morgan Chase & Co., 1.08%, due 2/20/04                       P-1           A-1+              19,935
    25,000 Kimberly-Clark Corp., 1.00%, due 11/6/03                          P-1           A-1+              24,998
    30,000 Merrill Lynch & Co., 1.03%, due 11/6/03                           P-1            A-1              29,997
    50,000 Novartis Finance Corp., 1.02%, due 11/7/03                        P-1           A-1+              49,994
    60,000 Pfizer, Inc., 1.02%, due 11/24/03 & 12/22/03                      P-1           A-1+              59,937
    29,750 Private Export Funding Corp., 1.08%, due 4/20/04                  P-1           A-1+              29,600
    20,000 Procter & Gamble, Inc., 1.02%, due 11/7/03                        P-1           A-1+              19,998
    50,000 Shell Finance UK PLC, 1.02%, due 12/10/03                         P-1           A-1+              49,948
    58,910 Societe Generale NA, Inc., 1.03% - 1.14%,
           due 11/6/03 - 5/28/04                                             P-1           A-1+              58,648
    54,815 Toyota Motor Credit Corp., 1.03% - 1.06%,
           due 11/5/03 - 1/27/04                                             P-1           A-1+              54,741
    60,000 UBS Finance (Delaware), Inc., 1.03% & 1.17%,
           due 11/3/03 & 4/30/04                                             P-1           A-1+              59,767
    62,000 Westpac Capital Corp., 1.07% - 1.08%, due 1/5/04 - 2/6/04         P-1           A-1+              61,858
                                                                                                      -------------
          TOTAL COMMERCIAL PAPER                                                                          1,159,125
                                                                                                      -------------

TIME DEPOSITS (6.5%)
    33,436 Chase Manhattan Bank, Grand Cayman, 1.03%, due 11/3/03            P-1           A-1+              33,436
    40,000 Danske Bank A/S Copenhagen, 1.02%, due 11/3/03                    P-1           A-1+              40,000
    50,000 National City Bank, Grand Cayman, 1.03%, due 11/3/03              P-1            A-1              50,000
    50,000 SunTrust Banks, Inc., 1.03%, due 11/3/03                          P-1           A-1+              50,000
                                                                                                      -------------
          TOTAL TIME DEPOSITS                                                                               173,436
                                                                                                      -------------

          TOTAL INVESTMENTS (100.3%)                                                                      2,690,674

          Liabilities, less cash, receivables and other assets [(0.3%)]                                      (8,540)
                                                                                                      -------------
          TOTAL NET ASSETS (100.0%)                                                                   $   2,682,134
                                                                                                      -------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND

NUMBER OF SHARES                                                   VALUE +
                                                          (000'S OMITTED)
COMMON STOCKS (21.1%)

APARTMENTS (1.8%)
     4,100 Archstone-Smith Trust                                $    109
     3,500 BRE Properties                                            113
     2,800 Home Properties                                           108
     5,600 United Dominion Realty Trust                               98
                                                                --------
                                                                     428

BANKING & FINANCIAL (0.3%)
     1,500 Wachovia Corp.                                             69++++
BUILDING, CONSTRUCTION & Furnishing (0.3%)
     2,000 Home Depot                                                 74++++
COMMUNICATIONS (0.2%)
     2,500 Vodafone Group ADR                                         53++++
COMMUNITY CENTERS (0.6%)
     4,000 Federal Realty Investment Trust                           152
CONSUMER CYCLICALS (0.4%)
     1,500 Clear Channel Communications                               61++++
     4,000 Fleetwood Enterprises                                      40*++++
                                                                --------
                                                                     101

CONSUMER STAPLES (0.5%)
     1,500 Diageo PLC ADR                                             72++++
     1,500 Gillette Co.                                               48++++
                                                                --------
                                                                     120

DEFENSE (0.2%)
     1,000 L-3 Communications Holdings                                47*++++
DIVERSIFIED (1.5%)
     3,700 Colonial Properties Trust                                 137
     3,100 Pennsylvania REIT                                         104
     2,300 Vornado Realty Trust                                      116
                                                                --------
                                                                     357

ENERGY (0.5%)
     1,551 Kinder Morgan Management                                   59
     1,100 Royal Dutch Petroleum -
            NY Shares                                                 49
                                                                --------
                                                                     108

FOOD & BEVERAGE (0.3%)
     1,500 Pepsico, Inc.                                              72++++
FOREST PRODUCTS & PAPER (0.3%)
     1,500 Rayonier Inc.                                              63
HEALTH CARE (1.0%)
     8,400 Ventas, Inc.                                              157
     1,000 Wellpoint Health Networks                                  89*++++
                                                                --------
                                                                     246

INDUSTRIAL (0.8%)
     3,600 AMB Property                                              108
     2,000 Dover Corp.                                                78++++
                                                                --------
                                                                     186

INSURANCE (0.3%)
     1,000 American International Group                         $     61++++

LODGING (0.5%)
     6,400 LaSalle Hotel Properties                                  108

MANUFACTURED HOMES (0.4%)
     2,500 Sun Communities                                            91

OFFICE (2.7%)
     2,200 Alexandria Real Estate Equities                           112
     3,000 Boston Properties                                         133
     3,400 Carramerica Realty                                        102
     4,400 Prentiss Properties Trust                                 133
    11,300 Trizec Properties                                         151
                                                                --------
                                                                     631

OFFICE - INDUSTRIAL (1.3%)
     3,300 Kilroy Realty                                              95
     2,900 Liberty Property Trust                                    106
     4,600 Reckson Associates Realty                                 102
                                                                --------
                                                                     303

OIL & GAS (0.8%)
     1,500 Anadarko Petroleum                                         65++++
     1,500 Exxon Mobil                                                55++++
     1,500 Schlumberger Ltd.                                          71++++
                                                                --------
                                                                     191

PHARMACEUTICAL (0.5%)
     1,500 Johnson & Johnson                                          76++++
     1,500 Pfizer Inc.                                                47++++
                                                                --------
                                                                     123

REGIONAL MALLS (2.5%)
     2,200 CBL & Associates Properties                               117
     2,800 Macerich Co.                                              113
     2,800 Mills Corp.                                               114
     2,400 Simon Property Group                                      108
     6,900 Taubman Centers                                           139
                                                                --------
                                                                     591

RETAIL STORES (0.3%)
     3,000 Pier 1 Imports                                             69++++

SELF STORAGE (0.6%)
     4,300 Sovran Self Storage                                       145

TECHNOLOGY (0.9%)
     3,000 Nokia Corp. ADR                                            51++++
     1,500 Pitney Bowes                                               61++++
     3,000 Texas Instruments                                          87++++
                                                                --------
                                                                     199

UTILITIES (1.6%)
     2,500 Cinergy Corp.                                              91
     1,400 Dominion Resources                                         86
     1,200 Exelon Corp.                                               76

NUMBER OF SHARES                                                   VALUE +
                                                          (000'S OMITTED)
     2,000 Keyspan Corp.                                        $     70
     3,000 ONEOK, Inc.                                                60
                                                                --------
                                                                     383

TOTAL COMMON STOCKS
(COST $4,680)                                                      4,971
                                                                --------

CONVERTIBLE PREFERRED STOCKS (1.9%)
     1,500 CNF.T Trust I, Ser. T                                      76
     1,500 Comcast Corp.                                              50
     2,000 General Motors                                             50
     1,500 International Paper Capital Trust                          73
     1,000 New York Community
            Capital Trust V                                           72
     1,500 Union Pacific Capital Trust                                77
     1,000 Unocal Corp.                                               52
                                                                --------

TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $434)                                                          450
                                                                --------

PREFERRED STOCKS (1.0%)

BANKING (0.3%)
     2,000 ABN AMRO Capital Fund Trust II                             51
       800 HSBC USA, Ser. D                                           20
                                                                --------
                                                                      71

BANKING & FINANCIAL (0.2%)
     2,000 Chase Capital VII                                          51

FINANCE (0.3%)
     2,500 Bank One Capital Trust VI                                  66

FINANCIAL SERVICES (0.2%)
     2,000 Citigroup Capital VI                                       51
                                                                --------

TOTAL PREFERRED STOCKS
(COST $241)                                                          239
                                                                --------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                  RATING ^                    VALUE +
(000'S OMITTED)                                                            MOODY'S          S&P     (000'S OMITTED)
U.S. TREASURY SECURITIES (6.4%)
$      265 U.S. Treasury Bonds, 6.00%, due 2/15/26                           TSY            TSY       $         291
       575 U.S. Treasury Notes, 1.25%, due 5/31/05                           TSY            TSY                 572
       350 U.S. Treasury Notes, 3.00%, due 11/15/07                          TSY            TSY                 352
       110 U.S. Treasury Notes, 5.75%, due 8/15/10                           TSY            TSY                 123
       180 U.S. Treasury Notes, 3.63%, due 5/15/13                           TSY            TSY                 172
                                                                                                      -------------
           TOTAL U.S. TREASURY SECURITIES (COST $1,546)                                                       1,510
                                                                                                      -------------
U.S. GOVERNMENT AGENCY SECURITIES (3.6%)
        60 Fannie Mae, Notes, 5.63%, due 5/14/04                             AGY            AGY                  61
       235 Fannie Mae, Notes, 3.25%, due 11/15/07                            AGY            AGY                 236
       120 Fannie Mae, Notes, 6.63%, due 11/15/10                            AGY            AGY                 137
        45 Fannie Mae, Notes, 4.38%, due 3/15/13                             AGY            AGY                  44
        60 Fannie Mae, Notes, 6.63%, due 11/15/30                            AGY            AGY                  68
       300 Freddie Mac, Notes, 4.25%, due 6/15/05                            AGY            AGY                 311
                                                                                                      -------------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $873)                                                  857
                                                                                                      -------------
MORTGAGE-BACKED SECURITIES (9.4%)
FANNIE MAE
        69 Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18            AGY            AGY                  69
       154 Pass-Through Certificates, 5.00%, due 12/1/17 - 8/1/33            AGY            AGY                 156
       420 Pass-Through Certificates, 5.50%, due 11/1/16 & 7/1/33            AGY            AGY                 428
       251 Pass-Through Certificates, 6.00%, due 3/1/18 - 2/1/33             AGY            AGY                 257
       238 Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32            AGY            AGY                 247
        74 Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29             AGY            AGY                  79
        24 Pass-Through Certificates, 7.50%, due 12/1/32                     AGY            AGY                  25
FREDDIE MAC
        30 Pass-Through Certificates, 4.50%, due 8/1/18                      AGY            AGY                  30
       103 Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33             AGY            AGY                 102
       192 Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33             AGY            AGY                 193
       154 Pass-Through Certificates, 6.00%, due 4/1/17 & 11/1/32            AGY            AGY                 158
       121 Pass-Through Certificates, 6.50%, due 3/1/16 & 1/1/32             AGY            AGY                 126
        37 Pass-Through Certificates, 7.00%, due 6/1/32                      AGY            AGY                  39
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
        25 Pass-Through Certificates, 5.00%, due 7/15/33                     AGY            AGY                  24
        74 Pass-Through Certificates, 5.50%, due 6/15/33                     AGY            AGY                  75
        65 Pass-Through Certificates, 6.00%, due 4/15/33                     AGY            AGY                  67
        61 Pass-Through Certificates, 6.50%, due 7/15/32                     AGY            AGY                  64
        42 Pass-Through Certificates, 7.00%, due 8/15/32                     AGY            AGY                  44
        22 Pass-Through Certificates, 7.50%, due 7/15/32                     AGY            AGY                  24
                                                                                                      -------------
           TOTAL MORTGAGE-BACKED SECURITIES (COST $2,228)                                                     2,207
                                                                                                      -------------
CORPORATE DEBT SECURITIES (31.3%)
       125 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13               B2             B+                  133**
        30 American Electric Power Co., Senior Notes, Ser. D,
           5.25%, due 6/1/15                                                Baa3            BBB                  29
       125 American Media Operations, Guaranteed Notes, Ser. B,
           10.25%, due 5/1/09                                                B2             B-                  134
        75 Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08             Aa1            AA-                  84
        40 Bank of America Corp., Subordinated Notes,
           6.80%, due 3/15/28                                                Aa3             A                   44
        20 Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10             A1             A-                   24

PRINCIPAL AMOUNT                                                                  RATING ^                    VALUE +
(000'S OMITTED)                                                            MOODY'S          S&P     (000'S OMITTED)
$       20 Boeing Capital Corp., Senior Notes, 6.13%, due 2/15/33            A2              A       $           19
       175 BRL Universal Equipment, Senior Notes, 8.88%, due 2/15/08         Ba3             BB-                189
       250 Calpine Corp., Senior Secured Notes, 8.50%, due 7/15/10                            B                 229**
       125 Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11           Ba3             BB-                139**
        15 Champion International Corp., Debentures, 7.35%, due 11/1/25     Baa2             BBB                 16
        25 ChevronTexaco Corp., Debentures, 8.00%, due 8/1/32                Aa3             AA                  32
       250 Citgo Petroleum Corp., Senior Notes, 7.88%, due 5/15/06           Ba3             BB                 256
       125 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                 B3              B+                 127**
        45 Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26      A2              A                   50
        40 Comcast Corp., Notes, 5.30%, due 1/15/14                         Baa3             BBB                 39
        40 ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                   A3              A-                  50
        25 Constellation Energy Group, Inc., Notes, 6.35%, due 4/1/07       Baa1            BBB+                 27
       175 Crown, Cork & Seal Co., Guaranteed Notes,
           7.00%, due 12/15/06                                               B3               B                 176
       125 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09      B1              BB-                130
        25 CSX Corp., Senior Notes, 4.88%, due 11/1/09                      Baa2             BBB                 26
       150 Dole Foods Co., Inc., Guaranteed Senior Notes,
           7.25%, due 6/15/10                                                B2              BB-                153
        30 Duke Capital Corp., Senior Notes, 6.75%, due 2/15/32             Baa3             BBB                 29
       125 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08              Ba3             BB-                125**
       250 El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10      B1              B+                 247
       110 Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12        B2              B                  120
        50 FleetBoston Financial Corp., Senior Notes, 7.25%, due 9/15/05     A1              A                   55
        70 Ford Motor Credit Co., Senior Notes, 5.80%, due 1/12/09           A3              BBB                 68
       125 Fort James Corp., Senior Notes, 6.88%, due 9/15/07                Ba2             BB+                132
        20 France Telecom SA, Notes, 7.75%, due 3/1/11                      Baa3             BBB                 24
        45 General Electric Capital Corp., Medium-Term Notes, Ser. A,
           6.00%, due 6/15/12                                                Aaa             AAA                 48
        65 General Motors Acceptance Corp., Notes, 6.88%, due 8/28/12        A3              BBB                 67
       215 Georgia Gulf Corp., Guaranteed Senior Subordinated Notes,
           10.38%, due 11/1/07                                               B2              BB-                226
        65 Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08              Aa3             A+                  66
       125 Grey Wolf, Inc., Senior Notes, 8.88%, due 7/1/07                  B1              BB-                128
       125 HMH Properties, Inc., Guaranteed Senior Notes, Ser. A,
           7.88%, due 8/1/05                                                 Ba3             B+                 129
        80 Household Finance Corp., Notes, 4.63%, due 1/15/08                A1               A                  83
       125 Insight Midwest, Senior Notes, 9.75%, due 10/1/09                 B2              B+                 128
        35 International Bank for Reconstruction & Development, Notes,
           3.63%, due 5/21/13                                                Aaa             AAA                 33
        55 International Lease Finance Corp., Notes, 2.95%, due 5/23/06                      A1                  55
        75 J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08          A1              A+                  75
       125 L-3 Communications Corp., Guaranteed Senior Subordinated
           Notes, Ser. B, 8.00%, due 8/1/08                                  Ba3             BB-                130
       100 LNR Property Corp., Senior Subordinated Notes,
           7.63%, due 7/15/13                                                Ba3             B+                 103**
       125 Lyondell Chemical Co., Senior Secured Notes, Ser. A,
           9.63%, due 5/1/07                                                 Ba3             BB-                127
       125 Millennium America, Inc., Guaranteed Notes,
           7.00%, due 11/15/06                                               Ba3             BB-                123
        50 Morgan Stanley Dean Witter & Co., Senior Notes,
           5.30%, due 3/1/13                                                 Aa3             A+                  51

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                  RATING ^                    VALUE +
(000'S OMITTED)                                                            MOODY'S          S&P     (000'S OMITTED)
$       55 News America Holdings, Senior Debentures,
           8.88%, due 4/26/23                                               Baa3            BBB-      $          70
       125 Nextel Communications, Inc., Senior Notes,
           6.88%, due 10/31/13                                               B2              B+                 127
        15 Norfolk Southern Corp., Bonds, 7.80%, due 5/15/27                Baa1             BBB                 18
       125 Norske Skog Canada Ltd., Guaranteed Senior Notes, Ser. D,
           8.63%, due 6/15/11                                                Ba2             BB                 128
        50 Occidental Petroleum Corp., Senior Notes, 6.50%, due 4/1/05      Baa1            BBB+                 53
       125 Owens-Brockway Glass Container, Inc., Guaranteed Senior
           Notes, 8.88%, due 2/15/09                                         B1              BB                 136
       125 Park Place Entertainment Corp., Senior Notes,
           7.50%, due 9/1/09                                                 Ba1             BB+                136
        20 Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 2/1/05         Baa1            BBB-                 21
       125 Pride Petroleum Services, Inc., Senior Notes, 9.38%, due 5/1/07  Ba2              BB                 129
        50 Province of Ontario, Senior Unsubordinated Notes,
            5.50%, due 10/1/08                                               Aa2             AA                  54
        25 Quebec Province, Debentures, 7.50%, due 9/15/29                   A1              A+                  31
       125 Qwest Corp., Notes, 5.63%, due 11/15/08                           Ba3             B-                 123
       154 Remington Arms Co., Inc., Guaranteed Senior Notes,
           10.50%, due 2/1/11                                                B2              B-                 161
        80 Republic of Italy, Senior Unsubordinated Notes,
           5.25%, due 4/5/06                                                 Aa2             AA                  85
       125 Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08              B1              BB-                136
       125 Six Flags, Inc., Senior Notes, 8.88%, due 2/1/10                  B2              B-                 119
        30 Southern Power Co., Senior Notes, Ser. B, 6.25%, due 7/15/12     Baa1            BBB+                 32
        50 Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07       Baa3            BBB-                 53
       125 Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08          Ba2             BB                 126
       120 Stone Container Corp., Senior Notes, 9.75%, due 2/1/11            B2               B                 131
        55 Target Corp., Senior Notes, 7.50%, due 8/15/10                    A2              A+                  65
       125 Teco Energy, Inc., Senior Notes, 7.50%, due 6/15/10               Ba1             BB+                128
       150 Tembec Industries, Inc., Guaranteed Senior Notes,
           8.63%, due 6/30/09                                                Ba3             BB                 146
       125 Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11          Ba3             BB-                116
        55 Time Warner Co., Inc., Notes, 7.75%, due 6/15/05                 Baa1            BBB+                 60
        40 Tyson Foods, Inc., Notes, 8.25%, due 10/1/11                     Baa3             BBB                 47
        40 United Mexican States, Notes, 8.38%, due 1/14/11                 Baa2            BBB-                 47
        30 Verizon Global Funding Corp., Senior Notes, 7.38%, due 9/1/12     A2              A+                  34
       125 Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                   B2               B                 134**
       125 Williams Cos., Inc., Senior Notes, 8.63%, due 6/1/10              B3              B+                 137
       125 World Color Press, Inc., Senior Subordinated Notes,
           7.75%, due 2/15/09                                               Baa2            BBB-                131
                                                                                                      -------------
           TOTAL CORPORATE DEBT SECURITIES (COST $7,345)                                                      7,392
                                                                                                      -------------
FOREIGN GOVERNMENT SECURITIES^^ (15.3%)
CAD    150 Canadian Government, Bonds, 7.25%, due 6/1/07                     Aaa             AAA                127
CAD     40 Canadian Government, Bonds, 8.00%, due 6/1/27                     Aaa             AAA                 41
EUR    495 Government of France, Bonds, 7.75%, due 10/25/05                  Aaa             AAA                628
JPY 27,000 Inter-American Development Bank, 1.90%, due 7/8/09                Aaa             AAA                259
JPY 18,000 Japan Development Bank, Bonds, 1.40%, due 6/20/12                 Aa1             AA-                164
JPY 20,000 Japan Financial Corp., Global Notes, 1.55%, due 2/21/12           Aa1             AA-                186
EUR    400 Netherlands Government, Bonds, 5.25%, due 7/15/08                 Aaa             AAA                497
DKK    535 Nykredit, Mortgage-Backed Securities, Ser. 02A,
           5.00%, due 10/1/22                                                Aa2             AA-                 84
JPY 17,000 Quebec Province, Bonds, 1.60%, due 5/9/13                                         A+                 155

PRINCIPAL AMOUNT                                                                    RATING ^                VALUE +
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
AUD        70 Queensland Treasury, Bonds, 8.00%, due 9/14/07                      Aaa       AAA     $           53
EUR    420 Republic of Germany, Bonds, 5.00%, due 7/4/12                          Aaa       AAA                515
EUR    260 Republic of Germany, Bonds, 5.50%, due 1/4/31                          Aaa       AAA                325
JPY 24,000 Republic of Italy, Bonds, 1.80%, due 2/23/10                           Aa2       AA                 229
SEK    400 Swedish Government, Bonds, 5.50%, due 10/8/12                          Aaa       AAA                 54
GBP     65 U K Treasury, Bonds, 8.50%, due 12/7/05                                Aaa       AAA                119
GBP     40 U K Treasury, Bonds, 5.75%, due 12/7/09                                Aaa       AAA                 70
GBP     50 U K Treasury, Bonds, 8.00%, due 6/7/21                                 Aaa       AAA                115
                                                                                                    --------------
           TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,528)                                                 3,621
                                                                                                    --------------

CONVERTIBLE BONDS (2.2%)
     $  75 Devon Energy Corp., Senior Notes, 4.95%, due 8/15/08                   Baa2      BBB                 76
        75 Goldman Sachs Group, Inc., Medium-Term Notes,
           2.50%, due 5/9/10                                                      Aa3       A+                  73
        50 Hilton Hotels Corp., Notes, 3.38%, due 4/15/23                         Ba1      BBB-                 52
        65 Lamar Advertising Co., Notes, 2.88%, due 12/31/10                      B2         B                  62
       100 Level 3 Communications, Inc., Subordinated Debentures,
           6.00%, due 9/15/09                                                     Ca        CC                  67
       125 Nortel Networks Corp., Notes, 4.25%, due 9/1/08                        B3         B                 119
        75 SCI Systems, Inc., Notes, 3.00%, due 3/15/07                           B1         B                  69
                                                                                                    --------------
           TOTAL CONVERTIBLE BONDS (COST $510)                                                                 518
                                                                                                    --------------

REPURCHASE AGREEMENTS (5.7%)
     1,340 State Street Bank and Trust Co. Repurchase Agreement,
           0.97%, due 11/3/03, dated 10/31/03, Maturity
           Value $1,340,108, Collateralized by $1,365,000
           U.S. Treasury Notes, 1.63%, due 1/31/05
           (Collateral Value $1,373,957) (COST $1,340)                                                       1,340#
                                                                                                    --------------

SHORT-TERM INVESTMENTS (0.4%)
       109 Neuberger Berman Institutional Cash Fund Trust Class (COST $109)                                    109@#
                                                                                                    --------------

           TOTAL INVESTMENTS (98.3%) (COST $22,834)                                                         23,214##

           Cash, receivables and other assets, less liabilities (1.7%)                                         399
                                                                                                    --------------

           TOTAL NET ASSETS (100.0%)                                                                $       23,613
                                                                                                    --------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Equity investment securities of the Fund are valued at the latest sales price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund, at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Fixed income securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other fixed income securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Income Funds believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.
#    At cost, which approximates market value.
## At October 31, 2003, the cost of investments for U.S. Federal income tax purposes was $22,866,000. Gross unrealized appreciation of investments was $510,000 and gross unrealized depreciation of investments was $162,000, resulting in net unrealized appreciation of $348,000, based on cost for U.S. Federal income tax purposes.
*    Non-income producing security.
** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 2003, these securities amounted to $990,000 or 4.2% of net assets for Neuberger Berman Strategic Income Fund.
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).
^    Credit ratings are unaudited.

See Notes to Financial Statements

++++ The following securities were held in escrow at October 31, 2003, to cover outstanding call options written:

NEUBERGER BERMAN     SHARES    SECURITIES AND OPTIONS           MARKET VALUE          PREMIUM      MARKET VALUE
                                                               OF SECURITIES       ON OPTIONS        OF OPTIONS
Strategic Income     1,000     American International Group
                               May 2004 @ 65                        $ 61,000          $ 3,000           $ 3,000

                     1,500     Anadarko Petroleum
                               May 2004 @ 50                          65,000            1,000             1,000

                     1,500     Clear Channel Communications
                               April 2004 @ 50                        61,000            2,000             1,000

                     1,500     Diageo PLC ADR
                               January 2004 @ 45                      72,000            1,000             5,000

                     2,000     Dover Corp. March 2004 @ 40            78,000            2,000             4,000

                     1,500     Exxon Mobil
                               January 2004 @ 37.5                    55,000            1,000             1,000

                     4,000     Fleetwood Enterprises
                               February 2004 @ 12.5                   40,000            2,000             2,000

                     1,500     Gillette Co. January 2004 @ 35         48,000            1,000                 0

                     2,000     Home Depot
                               February 2004 @ 35                     74,000            3,000             7,000

                     1,500     Johnson & Johnson
                               April 2004 @ 55                        76,000            2,000             1,000

                     1,000     L-3 Communications Holdings
                               April 2004 @ 50                        47,000            2,000             2,000

                     3,000     Nokia Corp. ADR
                               April 2004 @ 17.5                      51,000            3,000             4,000

                     1,500     PepsiCo, Inc. April 2004 @ 50          72,000            2,000             2,000

                     1,500     Pfizer Inc. January 2004 @ 37.5        47,000            1,000                 0

                     3,000     Pier 1 Imports
                               March 2004 @ 25                        69,000            2,000             3,000

                     1,500     Pitney Bowes
                               January 2004 @ 40                      61,000            1,000             3,000

                     1,500     Schlumberger Ltd.
                               January 2004 @ 50                      71,000            2,000             1,000

                     3,000     Texas Instruments
                               January 2004 @ 22.5                    87,000            2,000            20,000

                     2,500     Vodafone Group Adr
                               April 2004 @ 22.5                      53,000            2,000             3,000

                     1,500     Wachovia Corp.
                               April 2004 @ 47.5                      69,000            2,000             2,000

                     1,000     Wellpoint Health Networks
                               January 2004 @ 85                      89,000            3,000             6,000

^^ Principal amount is stated in the currency in which the security is denominated.
     AUD = Australian Dollar
     CAD = Canadian Dollar
     DKK = Danish Krone
     EUR = Euro Currency
     GBP = Great Britain Pound
     JPY = Japanese Yen
     SEK = Swedish Krona

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                   INSTITUTIONAL          STRATEGIC
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                         CASH FUND(1)     INCOME FUND(2)
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)-SEE
     SCHEDULE OF INVESTMENTS                                                     $  2,690,674       $     23,214
     Cash                                                                                   1                199
     Dividends and interest receivable                                                    473                277
     Receivable for securities sold                                                        --                113
     Receivable for Fund shares sold                                                   11,238                 --
     Receivable from administrator-net (Note B)                                            --                 95
     Prepaid expenses and other assets                                                     12                 --
================================================================================================================
TOTAL ASSETS                                                                        2,702,398             23,898
================================================================================================================
LIABILITIES
     Dividends payable                                                                  1,492                 --
     Option contracts written, at market value (Note A)                                    --                 71
     Net payable for forward foreign currency exchange contracts sold (Note C)             --                  8
     Payable for securities purchased                                                      --                110
     Payable for Fund shares redeemed                                                  17,954                 --
     Payable to investment manager (Note B)                                               235                 11
     Payable to administrator-net (Note B)                                                352                 --
     Accrued expenses and other payables                                                  231                 85
================================================================================================================
TOTAL LIABILITIES                                                                      20,264                285
================================================================================================================
NET ASSETS AT VALUE                                                              $  2,682,134       $     23,613
================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                             $  2,682,074       $     23,366
     Undistributed (distributions in excess of) net investment income                      --                 65
     Accumulated net realized gains (losses) on investments                                60               (160)
     Net unrealized appreciation (depreciation) in value of investments                    --                342
================================================================================================================
NET ASSETS AT VALUE                                                              $  2,682,134       $     23,613
================================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                   2,682,074              2,336
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                         $       1.00       $      10.11
================================================================================================================
*COST OF INVESTMENTS                                                             $  2,690,674       $     22,834
================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

                                                                                INSTITUTIONAL          STRATEGIC
                                                                                 CASH FUND(1)      INCOME FUND(2)

                                                                                                     PERIOD FROM
                                                                                                   JULY 11, 2003
                                                                                      FOR THE      (COMMENCEMENT
NEUBERGER BERMAN INCOME FUNDS                                                      YEAR ENDED  OF OPERATIONS) TO
(000'S OMITTED)                                                                   OCTOBER 31,        OCTOBER 31,
                                                                                         2003               2003
INVESTMENT INCOME

Interest income                                                                  $     36,253       $        231
Income from investments in affiliated issuers (Note A)                                     --                  2
Dividend income                                                                            --                 72
Foreign taxes withheld (Note A)                                                            --                 (0)
================================================================================================================
Total income                                                                           36,253                305
================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                      2,921                 42
Administration fee (Note B)                                                             4,381                 10
Auditing fees                                                                              35                 22
Custodian fees (Note B)                                                                   513                 40
Insurance expense                                                                          61                 --
Legal fees                                                                                 26                 87
Registration and filing fees                                                              115                 39
Shareholder reports                                                                        15                 13
Shareholder servicing agent fees                                                           10                 --
Trustees' fees and expenses                                                                38                 11
Miscellaneous                                                                              81                  1
================================================================================================================
Total expenses                                                                          8,196                265

Expenses reimbursed by administrator (Note B)                                              --               (205)
Expenses reduced by custodian fee expense offset and
 commission recapture arrangements (Note B)                                                (2)                (1)
================================================================================================================
Total net expenses                                                                      8,194                 59
================================================================================================================
Net investment income (loss)                                                           28,059                246
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                                     61                 24
Net realized gain (loss) on option contracts written (Note A)                              --                  6
Net realized gain (loss) on foreign currency (Note A)                                      --               (181)
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities (Note A)                                                      --                380
       Option contracts (Note A)                                                           --                (31)
       Foreign currency (Note A)                                                           --                 (7)
       =========================================================================================================
Net gain (loss) on investments                                                             61                191
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $     28,120       $        437
================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      INSTITUTIONAL CASH FUND(1)     STRATEGIC INCOME FUND(2)
                                                                     --------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                                                   PERIOD FROM
(000'S OMITTED)                                                                                               JULY 11, 2003
                                                                                YEAR              YEAR        (COMMENCEMENT
                                                                               ENDED             ENDED    OF OPERATIONS) TO
                                                                         OCTOBER 31,       OCTOBER 31,          OCTOBER 31,
                                                                                2003              2002                 2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $       28,059    $       47,786       $          246
Net realized gain (loss) on investments                                           61                (1)                (151)
Change in net unrealized appreciation (depreciation) of investments               --                --                  342
===========================================================================================================================
Net increase (decrease) in net assets resulting from operations               28,120            47,785                  437
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (28,059)          (47,786)                (190)
Net realized gain on investments                                                  --               (45)                  --
===========================================================================================================================
Total distributions to shareholders                                          (28,059)          (47,831)                (190)
===========================================================================================================================
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                 12,498,219        14,366,543               24,659
Proceeds from reinvestment of dividends and distributions                      4,312            24,324                  143
Payments for shares redeemed                                             (12,976,936)      (13,359,481)              (1,436)
===========================================================================================================================
Net increase (decrease) from Fund share transactions                        (474,405)        1,031,386               23,366
===========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                       (474,344)        1,031,340               23,613

NET ASSETS:
Beginning of period                                                        3,156,478         2,125,138                   --
===========================================================================================================================
End of period                                                         $    2,682,134    $    3,156,478       $       23,613
===========================================================================================================================
Undistributed (distributions in excess of) net investment
 income at end of period                                                       $  --             $  --       $           65
===========================================================================================================================
NUMBER OF FUND SHARES:
Sold                                                                      12,498,219        14,366,543                2,466
Issued on reinvestment of dividends and distributions                          4,312            24,324                   14
Redeemed                                                                 (12,976,936)      (13,359,481)                (144)
===========================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (474,405)        1,031,386                2,336
===========================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Institutional Cash Fund ("Institutional Cash") and Neuberger Berman Strategic Income Fund ("Strategic Income") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Institutional Cash offers Trust Class shares and Strategic Income offers Institutional Class shares. The Institutional Class of Strategic Income had no operations until July 11, 2003 other than matters relating to its organization and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Institutional Cash to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: Strategic Income may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Institutional Cash to continue to and the intention of Strategic Income to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of Institutional Cash to declare dividends from net investment income on each business day; such dividends are paid monthly. Strategic Income generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($168,103 expiring in 2011, determined as of October 31, 2003 for Strategic Income), it is the policy of each Fund not to distribute such gains.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

     The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

     DISTRIBUTIONS PAID FROM:

                                                                 LONG-TERM              TAX RETURN
                                      ORDINARY INCOME         CAPITAL GAIN              OF CAPITAL                         TOTAL
                                  2003           2002     2003        2002        2003        2002           2003           2002
     INSTITUTIONAL CASH   $ 28,059,371   $ 47,830,521     $ --        $ --        $ --        $ --   $ 28,059,371   $ 47,830,521
     STRATEGIC INCOME          189,760             --       --          --          --          --        189,760             --

     As of October 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                            UNDISTRIBUTED     UNDISTRIBUTED        UNREALIZED              LOSS
                                 ORDINARY         LONG-TERM      APPRECIATION     CARRYFORWARDS
                                   INCOME              GAIN    (DEPRECIATION)     AND DEFERRALS              TOTAL
     INSTITUTIONAL CASH   $     1,551,933         $      --         $      --        $       --    $     1,551,933
     STRATEGIC INCOME              97,152                --           317,966          (168,103)           247,015

     The difference between book basis and tax basis for Institutional Cash is attributable primarily to timing differences of dividend payments. The difference between book basis and tax basis for Strategic Income is attributable primarily to the amortization of bond premium and the reclassification for tax purposes of realized foreign currency gain or loss to ordinary income.

8 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9 CALL OPTIONS: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the period ended October 31, 2003:

                                                                                           VALUE WHEN
       STRATEGIC INCOME                                                         NUMBER        WRITTEN
       CONTRACTS WRITTEN                                                        57,500       $ 58,000
       CONTRACTS EXPIRED                                                             0              0
       CONTRACTS EXERCISED                                                           0              0
       CONTRACTS CLOSED                                                        (18,500)       (18,000)
                                                                               -------       --------
       CONTRACTS OUTSTANDING 10/31/03                                           39,000       $ 40,000
                                                                               -------       --------

10 FORWARD FOREIGN CURRENCY CONTRACTS: Strategic Income may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, Strategic Income may invest in Institutional Cash. Institutional Cash seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in Institutional Cash, Management waives a portion of its management fee equal to the management fee it receives from Institutional Cash on those assets. For the period ended October 31, 2003, income earned on this investment amounted to $1,597 for Strategic Income and is reflected in the Statements of Operations under the caption Income from investments in affiliated issuers.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.10% and 0.60%, for Institutional Cash and Strategic Income, respectively, of its average daily net assets.

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                 REIMBURSEMENT FROM
                                                                                                 MANAGEMENT FOR THE
                                                                    EXPENSE                            PERIOD ENDED
     CLASS                                                    LIMITATION(1)         EXPIRATION     OCTOBER 31, 2003
     INSTITUTIONAL CASH FUND TRUST CLASS                               0.41%          10/31/06            $      --
     STRATEGIC INCOME FUND INSTITUTIONAL CLASS                         0.85%          12/31/13              204,845

     (1) Expense limitation per annum of the respective class' average daily net assets.

     The Trust Class of Institutional Cash and the Institutional Class of Strategic Income have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement.

     During the period ended October 31, 2003, there was no reimbursement to Management. At October 31, 2003, Strategic Income had a contingent liability to Management under the agreement of $204,845.

     On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly held company ("the Transaction"). Upon completion of the Transaction, each Fund's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $2,622 and $187, for Institutional Cash and Strategic Income, respectively.

     Strategic Income has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $539.

     NOTE C--SECURITIES TRANSACTIONS:

     During the period ended October 31, 2003, there were purchase and sale transactions (excluding short-term securities, foreign currency contracts, and option contracts) for Strategic Income of $27,002,469 and $5,608,375, respectively.

     All securities transactions for Institutional Cash were short-term.

     During the period ended October 31, 2003, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At October 31, 2003, open contracts were as follows:

                                                                                                    NET UNREALIZED
                                                IN EXCHANGE        SETTLEMENT                         APPRECIATION
     SALE                       CONTRACTS               FOR              DATE             VALUE     (DEPRECIATION)
     CANADIAN DOLLAR              170,000     $     128,983          12/22/03     $     128,570         $      413
     EURO DOLLAR                1,890,000         2,184,462          12/22/03         2,191,112             (6,650)
     JAPANESE YEN             114,216,000         1,042,117          12/22/03         1,039,092              3,025
     POUND STERLING               189,000           314,307          12/22/03           319,288             (4,981)

     During the period ended October 31, 2003, brokerage commissions on securities transactions for Strategic Income amounted to $12,645, of which Neuberger received $7,695, Lehman received $0, and other brokers received $4,950.

     NOTE D--LINE OF CREDIT:

     At October 31, 2003, each Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2003. During the period ended October 31, 2003, neither Fund utilized this line of credit.

FINANCIAL HIGHLIGHTS INSTITUTIONAL CASH FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                PERIOD FROM
                                                                                                               MAY 8, 2000^
TRUST CLASS+                                                              YEAR ENDED OCTOBER 31,             TO OCTOBER 31,
                                                               -------------------------------------------   --------------
                                                                      2003            2002            2001             2000
NET ASSET VALUE, BEGINNING OF PERIOD                           $    1.0000     $    1.0000     $    1.0000     $     1.0000
                                                               -----------     -----------     -----------     ------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                         .0096           .0176           .0466            .0307
                                                               -----------     -----------     -----------     ------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                          (.0096)         (.0176)         (.0466)          (.0307)
FROM NET CAPITAL GAINS                                                  --          (.0000)             --               --
                                                               -----------     -----------     -----------     ------------
TOTAL DISTRIBUTIONS                                                 (.0096)         (.0176)         (.0466)          (.0307)
                                                               -----------     -----------     -----------     ------------
NET ASSET VALUE, END OF PERIOD                                 $    1.0000     $    1.0000     $    1.0000     $     1.0000
                                                               -----------     -----------     -----------     ------------
TOTAL RETURN++                                                       +0.97%          +1.77%          +4.76%           +3.11%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                        $   2,682.1     $   3,156.5     $   2,125.1     $      635.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                         .28%            .28%            .29%             .36%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                            .28%            .28%            .29%             .35%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS            .97%           1.74%           4.52%            6.45%*


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS STRATEGIC INCOME FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                                                  PERIOD FROM
                                                                               JULY 11, 2003^
INSTITUTIONAL CLASS                                                            TO OCTOBER 31,
                                                                              ---------------
                                                                                         2003
NET ASSET VALUE, BEGINNING OF PERIOD                                          $         10.00
                                                                              ---------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                              .10
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                          .09
                                                                              ---------------
TOTAL FROM INVESTMENT OPERATIONS                                                          .19
                                                                              ---------------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                                                               (.08)
                                                                              ---------------
NET ASSET VALUE, END OF PERIOD                                                $         10.11
                                                                              ---------------
TOTAL RETURN++                                                                          +1.95%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                       $          23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                            .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS##                                             .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                              3.51%*
PORTFOLIO TURNOVER RATE                                                                    34%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Strategic Income, total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                PERIOD ENDED
                                                                 OCTOBER 31,
                                                                     2003(1)
     STRATEGIC INCOME INSTITUTIONAL CLASS                               3.77%

(1)  Period from July 11, 2003 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees Neuberger Berman Income Funds and Shareholders of Neuberger Berman Institutional Cash Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Institutional Cash Fund and Neuberger Berman Strategic Income Fund, two of the series constituting the Neuberger Berman Income Funds (the "Trust") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for Neuberger Berman Institutional Cash Fund and the related statements of operations and changes in net assets and financial highlights for the period from July 11, 2003 (commencement of operations) to October 31, 2003, for Neuberger Berman Strategic Income Fund. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein for Neuberger Berman Institutional Cash Fund and the results of operations and changes in net assets and financial highlights for the period from July 11, 2003 (commencement of operations) to October 31, 2003, for Neuberger Berman Strategic Income Fund, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/Ernst & Young LLP,


Boston, Massachusetts
December 5, 2003

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

TRUSTEES AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                POSITION AND                                          FUND COMPLEX
                               LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)      PRINCIPAL OCCUPATION(S) (3)            TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (73)               Trustee since  Consultant. Formerly, Chairman              37        Independent Trustee or
                               1994           and Chief Investment Officer,                         Director of three series of
                                              CDC Capital Management                                OppenheimerFunds:
                                              (registered investment adviser)                       Limited Term New York
                                              (1993-January 1999); prior                            Municipal Fund, Rochester
                                              thereto, President and Chief                          Fund Municipals, and
                                              Executive Officer, AMA                                Oppenheimer Convertible
                                              Investment Advisors, an affiliate                     Securities Fund since 1992.
                                              of the American Medical
                                              Association.

Faith Colish (68)              Trustee since  Counsel, Carter Ledyard &                    37        Director, American Bar
                               2000           Milburn LLP (law firm) since                          Retirement Association
                                              October 2002; Formerly,                               (ABRA) since 1997 (not-for-
                                              Attorney at Law and President,                        profit membership
                                              Faith Colish, A Professional                          association).
                                              Corporation, 1980 to 2002.

Walter G. Ehlers (70)          Trustee since  Consultant; Retired President               37
                               2000           and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                POSITION AND                                          FUND COMPLEX
                               LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)      PRINCIPAL OCCUPATION(S) (3)            TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (66)            Trustee since  Consultant, C.A. Harvey                     37        Member, Individual Investors
                               2000           Associates since June 2001;                           Advisory Committee to the
                                              Director, AARP, 1978 to                               New York Stock Exchange
                                              December 2000.                                        Board of Directors, 1998 to
                                                                                                    June 2002; President, Board
                                                                                                    of Associates to The
                                                                                                    National Rehabilitation
                                                                                                    Hospital's Board of Directors
                                                                                                    since 2002; Member,
                                                                                                    American Savings Education
                                                                                                    Council's Policy Board
                                                                                                    (ASEC), 1998-2000;
                                                                                                    Member, Executive
                                                                                                    Committee, Crime
                                                                                                    Prevention Coalition of
                                                                                                    America, 1997-2000.

Barry Hirsch (70)              Trustee since  Attorney at Law. Senior                     37
                               1993           Counsel, Loews Corporation
                                              (diversified financial
                                              corporation) May 2002 until
                                              April 2003; prior thereto, Senior
                                              Vice President, Secretary and
                                              General Counsel, Loews
                                              Corporation.

Robert A. Kavesh (76)          Trustee since  Marcus Nadler Professor of                  37        Director, DEL Laboratories,
                               1993           Finance and Economics                                 Inc. (cosmetics and
                                              Emeritus, New York University                         pharmaceuticals) since 1978;
                                              Stern School of Business.                             The Caring Community
                                                                                                    (not-for-profit).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                POSITION AND                                          FUND COMPLEX
                               LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)      PRINCIPAL OCCUPATION(S) (3)            TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (66)          Trustee since  Retired. Formerly, Vice                     37        Director, WHX Corporation
                               2000           President and Special Counsel,                        (holding company) since
                                              WHX Corporation (holding                              August 2002; Director,
                                              company) 1993 - 2001.                                 Webfinancial Corporation
                                                                                                    (holding company) since
                                                                                                    December 2002; Director,
                                                                                                    State Theatre of New Jersey
                                                                                                    (not-for-profit theater) since
                                                                                                    2000; Formerly, Director,
                                                                                                    Kevlin Corporation
                                                                                                    (manufacturer of microwave
                                                                                                    and other products).

John P. Rosenthal (70)         Trustee since  Senior Vice President, Burnham              37        Director, 92nd Street Y
                               2000           Securities Inc. (a registered                         (non-profit) since 1967;
                                              broker-dealer) since 1991.                            Formerly, Director, Cancer
                                                                                                    Treatment Holdings, Inc.

William E. Rulon (71)          Trustee since  Retired. Senior Vice President,             37        Director, Pro-Kids Golf and
                               1993           Foodmaker, Inc. (operator and                         Learning Academy (teach
                                              franchiser of restaurants) until                      golf and computer usage to
                                              January 1997.                                         "at risk" children) since 1998;
                                                                                                    Director, Prandium, Inc.
                                                                                                    (restaurants) from
                                                                                                    March 2001 until July 2002.

Cornelius T. Ryan (71)         Trustee since  Founding General Partner,                   37        Director, Capital Cash
                               2000           Oxford Partners and Oxford                            Management Trust (money
                                              Bioscience Partners (venture                          market fund), Narragansett
                                              capital partnerships) and                             Insured Tax-Free Income
                                              President, Oxford Venture                             Fund, Rocky Mountain
                                              Corporation.                                          Equity Fund, Prime Cash
                                                                                                    Fund, several private
                                                                                                    companies and QuadraMed
                                                                                                    Corporation (NASDAQ).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                POSITION AND                                          FUND COMPLEX
                               LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)      PRINCIPAL OCCUPATION(S) (3)            TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (53)           Trustee since  General Partner, Seip                       37        Director, H&R Block, Inc.
                               2000           Investments LP (a private                             (financial services company)
                                              investment partnership);                              since May 2001; Director,
                                              President and CEO, Westaff, Inc.                      General Magic (voice
                                              (temporary staffing), May 2001                        recognition software) since
                                              to January 2002; Senior                               November 2001; Director,
                                              Executive at the Charles Schwab                       Forward Management, Inc.
                                              Corporation from 1983 to 1999;                        (asset management) since
                                              including Chief Executive                             2001; Director, E-Finance
                                              Officer, Charles Schwab                               Corporation (credit decisioning
                                              Investment Management, Inc.                           services) since 1999; Director,
                                              and Trustee, Schwab Family of                         Save-Daily.com (micro
                                              Funds and Schwab Investments                          investing services) since 1999;
                                              from 1997 to 1998 and Executive                       Formerly, Director, Offroad
                                              Vice President-Retail Brokerage,                      Capital Inc. (pre-public
                                              Charles Schwab Investment                             internet commerce company).
                                              Management from 1994 to 1997.

Candace L. Straight (56)       Trustee since  Private investor and consultant             37        Director, Providence
                               1993           specializing in the insurance                         Washington (property and
                                              industry; Advisory Director,                          casualty insurance company)
                                              Securitas Capital LLC (a global                       since December 1998;
                                              private equity investment firm                        Director, Summit Global
                                              dedicated to making investments                       Partners (insurance brokerage
                                              in the insurance sector).                             firm) since October 2000.

Peter P. Trapp (58)            Trustee since  Regional Manager for Atlanta                37
                               2000           Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                POSITION AND                                          FUND COMPLEX
                               LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)      PRINCIPAL OCCUPATION(S) (3)            TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
Edward I. O'Brien* (75)        Trustee since  Member, Investment Policy                   37        Director, Legg Mason, Inc.
                               2000           Committee, Edward Jones,                              (financial services holding
                                              1993-2001; President, Securities                      company) since 1993;
                                              Industry Association ("SIA")                          Director, Boston Financial
                                              (securities industry's                                Group (real estate and tax
                                              representative                                        shelters) 1993-1999.
                                              in government relations and
                                              regulatory matters at the federal
                                              and state levels) from 1974-1992;
                                              Adviser to SIA, November 1992-
                                              November 1993.

Jack L. Rivkin* (63)           President and  Executive Vice President and                37        Director, Dale Carnegie and
                               Trustee since  Chief Investment Officer,                             Associates, Inc. (private
                               December       Neutered Berman since 2002 and                        company) since 1998;
                               2002           2003,respectively; Director and                       Director, Emagin Corp.
                                              Chairman, NB Management since                         (public company) since 1997;
                                              December 2002; Executive Vice                         Director, Solbright, Inc.
                                              President, Citigroup Investments,                     (private company) since 1998;
                                              Inc. from September 1995 to                           Director, Infogate, Inc.
                                              February 2002; Executive Vice                         (private company) since 1997.
                                              President, Citigroup Inc. from
                                              September 1995 to February 2002.

Peter E. Sundman* (44)         Chairman of    Executive Vice President,                   37        Executive Vice President,
                               the Board,     Neuberger Berman since 1999;                          Neuberger Berman Inc.
                               Chief          Principal, Neuberger Berman                           (holding company) since 1999
                               Executive      from 1997 until 1999; Senior                          and Director from October
                               Officer and    Vice President, NB Management                         1999 through March 2003;
                               Trustee since  from 1996 until 1999.                                 President and Director, NB
                               2000                                                                 Management since 1999;
                               President and                                                        Head of Neuberger Berman
                               Chief                                                                Inc.'s Mutual Funds and
                               Executive                                                            Institutional Business since
                               Officer from                                                         1999; Director and Vice
                               1999 to 2000                                                         President, Neuberger &
                                                                                                    Berman Agency, Inc. since
                                                                                                    2000.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                    POSITION AND
NAME, AGE, AND ADDRESS (1)                    LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
---------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)                 Secretary since 1985                       Vice President-Mutual Fund Board
                                                                                   Relations, NB Management since 2000;
                                                                                   Vice President, Neuberger Berman since
                                                                                   2002 and employee since 1999; Vice
                                                                                   President, NB Management from 1986 to
                                                                                   1999; Secretary, ten registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment manager
                                                                                   and administrator (four since 2002 and
                                                                                   three since 2003).

Robert Conti (47)                       Vice President since 2000                  Senior Vice President, Neuberger Berman
                                                                                   since 2003; Vice President, Neuberger
                                                                                   Berman from 1999 until 2003; Senior Vice
                                                                                   President, NB Management since 2000;
                                                                                   Controller, NB Management until 1996;
                                                                                   Treasurer, NB Management from 1996 until
                                                                                   1999; Vice President, ten registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment manager
                                                                                   and administrator (three since 2000,
                                                                                   four since 2002 and three since 2003).

Brian P. Gaffney (50)                   Vice President since 2000                  Managing Director, Neuberger Berman
                                                                                   since 1999; Senior Vice President, NB
                                                                                   Management since 2000; Vice President,
                                                                                   NB Management from 1997 until 1999; Vice
                                                                                   President, ten registered investment
                                                                                   companies for which NB Management acts
                                                                                   as investment manager and administrator
                                                                                   (three since 2000, four since 2002 and
                                                                                   three since 2003).

Sheila R. James (38)                    Assistant Secretary since 2002             Employee, Neuberger Berman since 1999;
                                                                                   Employee, NB Management from 1991 to
                                                                                   1999; Assistant Secretary, ten
                                                                                   registered investment companies for
                                                                                   which NB Management acts as investment
                                                                                   manager and administrator (seven since
                                                                                   2002 and three since 2003).

Kevin Lyons (48)                        Assistant Secretary since 2003             Employee, Neuberger Berman since 1999;
                                                                                   Employee, NB Management from 1993 to
                                                                                   1999; Assistant Secretary, ten
                                                                                   registered investment companies for
                                                                                   which NB Management acts as investment
                                                                                   manager and administrator (since 2003).

                                                    POSITION AND
NAME, AGE, AND ADDRESS (1)                    LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
---------------------------------------------------------------------------------------------------------------------------
John M. McGovern (33)                   Assistant Treasurer since 2002             Employee, NB Management since 1993;
                                                                                   Assistant Treasurer, ten registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment
                                                                                   manager and administrator (seven
                                                                                   since 2002 and three since 2003).

Barbara Muinos (44)                     Treasurer and Principal Financial          Vice President, Neuberger Berman
                                        and Accounting Officer since 2002          since 1999; Assistant Vice
                                                                                   President, NB Management from 1993
                                                                                   to 1999; Treasurer and Principal
                                                                                   Financial and Accounting Officer,
                                                                                   ten registered investment companies
                                                                                   for which NB Management acts as
                                                                                   investment manager and
                                                                                   administrator (seven since 2002 and
                                                                                   three since 2003); Assistant
                                                                                   Treasurer, three registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment
                                                                                   manager and administrator from 1996
                                                                                   until 2002.

Frederic B. Soule (57)                  Vice President since 2000                  Senior Vice President, Neuberger
                                                                                   Berman since 2003; Vice President,
                                                                                   Neuberger Berman from 1999 until
                                                                                   2003; Vice President, NB Management
                                                                                   from 1995 until 1999; Vice
                                                                                   President, ten registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment
                                                                                   manager and administrator (three
                                                                                   since 2000, four since 2002 and
                                                                                   three since 2003).

Trani Jo Wyman (34)                     Assistant Treasurer since 2002             Employee, NB Management since 1991;
                                                                                   Assistant Treasurer, ten registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment
                                                                                   manager and administrator (seven
                                                                                   since 2002 and three since 2003).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

REPORT OF VOTES OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of Neuberger Berman Income Funds (the "Trust") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the Trust's management and sub-advisory agreements, on behalf of each Fund, with NB Management and Neuberger Berman LLC, respectively, automatically terminated. To provide for continuity of management, the shareholders of each Fund voted on the following matters which became effective upon completion of the Transaction on October 31, 2003:

PROPOSAL 1--TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND NB MANAGEMENT, WITH RESPECT TO EACH FUND

NEUBERGER BERMAN INCOME FUNDS                                 VOTES FOR            VOTES AGAINST              ABSTENTIONS*
Institutional Cash Fund                               2,872,545,519.210            1,122,585.000               674,561.000
Strategic Income Fund                                     2,258,122.507                        0                         0

PROPOSAL 2--TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE TRUST AND EACH FUND, BETWEEN NB MANAGEMENT AND NEUBERGER BERMAN LLC

NEUBERGER BERMAN INCOME FUNDS                                 VOTES FOR            VOTES AGAINST              ABSTENTIONS*
Institutional Cash Fund                               2,872,740,199.210            1,130,116.000               472,350.000
Strategic Income Fund                                     2,258,122.507                        0                         0

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For Neuberger Berman Strategic Income Fund 7% of the dividends distributed during the fiscal year ended October 31, 2003 qualifies for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2003. This information should not be used to complete your tax returns.

NEUBERGER BERMAN                           CALIFORNIA, CONNECTICUT, AND NEW YORK        MAINE     ALL OTHER STATES
Institutional Cash Fund                                                      0.0%        24.7%                48.0%
Strategic Income Fund                                                        0.0          5.7                  5.7

For the fiscal year ended October 31, 2003 certain dividends paid by Neuberger Berman Strategic Income Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("the Act"). The Fund intends to designate up to the maximum amount of such dividends as allowable under the Act. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

You will receive information to be used in filing your 2003 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2003. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

                                                [NEUBERGER BERMAN LOGO]
                                                A Lehman Brothers Company

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
                                                SHAREHOLDER SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SERVICES
                                                800.366.6264
                                                www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

                                                [RECYCLE LOGO] B0909 12/03

ITEM 2. CODE OF ETHICS

At a meeting on September 10, 2003, the Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 10(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)      A copy of the Code of Ethics is filed as Exhibit 10(a)(1).

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By:  /s/ Peter E. Sundman
     ----------------------------------
         Peter E. Sundman
         Chairman and Chief Executive Officer

Date:  December 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
    -----------------------------------
         Peter E. Sundman
         Chairman and Chief Executive Officer

Date:  December 31, 2003



By:  /s/ Barbara Muinos
    -----------------------------------
         Barbara Muinos
         Treasurer and Principal Financial
         and Accounting Officer

Date:  January 8, 2004